UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Equity Series

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series—Institutional, P, Administrative, D, A, C and R Classes

Your Global Investment Authority

PIMCO Equity Series®

Semiannual Report

December 31, 2013

PIMCO Dividend and Income Builder Fund

PIMCO EqS® Dividend Fund

PIMCO EqS® Emerging Markets Fund

PIMCO EqS® Long/Short Fund

PIMCO Emerging Multi-Asset Fund

PIMCO EqS Pathfinder Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

Fund	Insights from the Portfolio Managers	Fund Summary	Schedule of Investments

PIMCO Dividend and Income Builder Fund	6	9	45
PIMCO EqS® Dividend Fund	10	12	54
PIMCO EqS® Emerging Markets Fund	13	16	59
PIMCO EqS® Long/Short Fund	17	19	69
PIMCO Emerging Multi-Asset Fund	20	22	75
PIMCO EqS Pathfinder Fund®	23	25	80

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO Equity Series covering the six-month reporting period ended December 31, 2013. On the following pages are specific details about the investment performance of each fund and a discussion of the factors that influenced performance during the reporting period. In addition, the letters from the portfolio managers provide a further review of such factors as well as an overview of each fund’s investment strategy.

The last six months of 2013 were marked by continued periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our six-month reporting period include:

■

Developed market equities continued to post strong performance in the last six months of 2013, despite a period marked by considerable volatility and uncertainty around central bank policy and geopolitical risks. U.S. equities, as measured by the S&P 500 Index, returned 16.31%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 15.79% and 16.83%, respectively. Emerging market (“EM”) equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), returned 7.70%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 2.49% on June 30, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.43% for the period.

All of our active equity strategies are global, high-conviction portfolios that are unconstrained by geography, benchmark or market capitalization and incorporate downside risk management. Each strategy is managed by experienced equity investors who benefit from PIMCO’s global investment resources and macroeconomic insights. We believe the long-term potential of equities to grow earnings and dividends is an important component of an investor’s overall portfolio.

If you have any questions regarding the PIMCO Equity Series, please contact your account manager or financial adviser, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

2	PIMCO EQUITY SERIES

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series January 24, 2014

SEMIANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company currently consisting of six separate investment portfolios (the “Funds”). Each Fund is an actively managed equity strategy. While we believe that equity funds have an important role to play in a well diversified investment portfolio, they are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, funds that invest in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks as described in the Funds’ prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, Acquired Fund risk, equity risk, dividend-oriented stocks risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, cash holdings risk, currency risk, real estate risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, mortgage-related and other asset-backed risk, short sale risk, commodity risk, convertible securities risk, tax risk, subsidiary risk, operational risk and issuer non-diversification risk. A complete description of these risks and other risks is contained in the Funds’ prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the Funds could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Class A shares are subject to an initial sales charge. A Contingent Deferred Sales Charge (“CDSC”) may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. A Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The Cumulative Returns chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the relevant Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P or Administrative Class shares is $1,000,000. The

4	PIMCO EQUITY SERIES

minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Dividend and Income Builder Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	12/14/11	12/14/11
PIMCO EqS® Dividend Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	12/14/11	12/14/11
PIMCO EqS® Emerging Markets Fund	03/22/11	03/22/11	03/22/11	04/19/11	03/22/11	03/22/11	03/22/11	03/22/11
PIMCO EqS® Long/Short Fund	04/20/12	04/20/12	04/30/12	—	04/30/12	04/30/12	04/30/12	—
PIMCO Emerging Multi-Asset Fund	04/12/11	04/12/11	04/12/11	04/19/11	04/12/11	04/12/11	04/12/11	04/12/11
PIMCO EqS Pathfinder Fund®	04/14/10	04/14/10	04/14/10	—	04/14/10	04/14/10	04/14/10	04/14/10

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Equity Series as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at http://www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Equity Series files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of a Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A Fund’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at http://www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2013	5

Insights from the Portfolio Managers PIMCO Dividend and Income Builder Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Dividend and Income Builder Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

During the six-month reporting period ended December 31, 2013, the MSCI All Country World Index Net USD (the “Index”), which tracks the performance of stocks in developed and emerging markets countries, returned 15.79%. Performance was strongest in the information technology, industrials, and consumer discretionary sectors. Utilities, consumer staples, and energy were the poorest performing sectors.

Equities rallied early in the period as Federal Reserve (“Fed”) Chairman Ben Bernanke continued to communicate that highly accommodative monetary policy would remain necessary for the foreseeable future, though markets declined in August as headline comments on the Fed’s tapering program created uncertainty. Markets climbed again in September as the situation in Syria continued to play out through diplomatic channels. Stock prices continued to rise until the Fed announced its decision to keep its $85 billion bond-buying program in place. Equities then sold off towards the end of September as investors shifted their macro concerns to the U.S. budget and debt ceiling debates in Washington.

Stocks took off in October as U.S. politicians were finally able to pass legislation that reopened the government and raised the country’s debt ceiling. Also in October, Janet Yellen was nominated to replace Ben Bernanke as the Chairman of the Federal Reserve, allaying investor concerns about rising interest rates. U.S. equities rose even higher in late December after the Fed strengthened its pledge to maintain very low interest rates. While the Fed did announce a December taper (i.e. reduced asset purchases), investors were anticipating this possibility and were heartened by the accompanying positive economic data.

During the reporting period, performance was particularly strong in Europe, as economic reports continued to suggest that the region was exiting its recession, albeit at a slow pace. In November, the European Central Bank (“ECB”) cut interest rates, though the ECB president hinted that other, more aggressive stimulus actions were not under consideration. Given the disinflation facing the region, these comments were viewed by many as far too timid.

Among developed markets, Japan was the worst performing region. While Japanese equities were strong in local terms, especially after the country announced Gross Domestic Product (“GDP”) numbers that were ahead of expectations, the devaluation of the yen caused Japanese equities to be relatively weak in U.S. dollar terms.

Emerging markets continued to underperform developed markets during the reporting period Concerns about a slowdown in China and widening current account deficits in the “fragile five” countries (Turkey, South Africa, India, Indonesia, and Brazil) weighed on returns. Political unrest in Turkey and Vietnam only exacerbated capital outflows from the region.

Fund Review

We seek to provide attractive current yield, growing dividends over time, and capital appreciation. During the six-month reporting period ended December 31, 2013, the Fund paid ordinary quarterly dividends of 18.8 cents per share and a one-time supplemental dividend of 1 cent per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes, to account for varying class specific expenses. The Fund’s net asset value increased by $1.06 per share (from $11.60 to $12.66) over the reporting period, bringing the six-month total return to 10.88% (net of fees). On a relative basis, the Fund underperformed its benchmark (a blend of 75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate (USD Unhedged) Index), which returned 12.32%. Both security selection and sector allocation decisions within equities detracted from relative performance.

At the security level, the Fund’s position in Walgreens was the largest contributor to relative performance. The U.S. retail drugstore operator outperformed as year-over-year sales, especially in the front end of the store, improved. The company also raised its quarterly dividend.

Marathon Petroleum was another top contributor to performance. The U.S. oil refining and distribution company outperformed as crack spreads continued to widen, and after the company announced a $2 billion increase to its share buyback program. Furthermore, Marathon Petroleum’s stock rallied after the Environmental Protection Agency indicated that it was open to adjusting a renewable fuel mandate that had caused Marathon’s input costs to increase during the first half of 2013.

The largest detractor from performance for the reporting period was the Fund’s holding of Cisco Systems. The U.S. communications equipment company underperformed after stating that it planned to lay off approximately 5% of its workforce in an effort to rationalize headcount gained in recent strategic acquisitions. While the market viewed this news as negative, management indicated that it remained committed to returning capital to shareholders. Cisco’s stock price declined again when the company’s management announced disappointing short-term earnings guidance due to weak revenues from the emerging markets. We continue to think that Cisco is an attractively-valued market leader with a solid balance sheet, and we added to our position.

6	PIMCO EQUITY SERIES

The Fund’s holding of ProSafe was another detractor from performance. Following strong performance early in the third quarter, the Norwegian owner and operator of accommodation rigs underperformed after it announced a weakening in forward contracting, though quarterly earnings results hit a record high. We continue to believe that ProSafe’s leading position in a niche market makes it an attractive investment.

The Fund’s fixed income allocation performed positively, driven mainly by security selection, primarily within the securitized sector.

Conclusion

Over the reporting period, we “derisked” the portfolio by decreasing our allocation to “Consistent Earners” (i.e. stable, blue-chip companies) that had appreciated in value during the market rally. At the same time, we increased our allocations to “Basic Value” (i.e. more cyclical) companies and “Emerging Franchises” (i.e. growth companies) as the market volatility provided opportunities to initiate positions in some very compelling investments. We also increased our allocations to European stocks and to financials.

Going forward, we maintain our long-term view that dividend-paying equities have the potential to be an attractive long-term investment solution, especially given a secular outlook for lower returns across asset classes. As always, however, we continue to emphasize valuation in a market that has recently been characterized by overreactions to both positive and negative news.

Thank you for your investment in the Fund.

Sincerely,

Brad Kinkelaar	Dan Ivascyn
Portfolio Manager	Fixed Income Co-Portfolio Manager

Alfred Murata
Fixed Income Co-Portfolio Manager

SEMIANNUAL REPORT	DECEMBER 31, 2013	7

Insights from the Portfolio Managers PIMCO Dividend and Income Builder Fund (Cont.)

Top 10 Holdings1

Cisco Systems, Inc.	3.6%
HSBC Holdings PLC	3.6%
Roche Holding AG	3.2%
Qualcomm, Inc.	3.1%
Nippon Telegraph & Telephone Corp.	3.0%
Enagas S.A.	2.9%
Standard Chartered PLC	2.7%
JPMorgan Chase & Co.	2.7%
Total S.A.	2.7%
Cia de Saneamento Basico do Estado de Sao Paulo SP—ADR	2.6%

Geographic Breakdown1

United States	48.6%
United Kingdom	11.6%
Brazil	5.3%
France	4.0%
South Africa	3.7%
Netherlands	3.5%
Spain	3.2%
Switzerland	3.2%
Japan	3.1%
Cyprus	2.5%
Other	8.9%

Sector Breakdown1

Financials	26.4%
Consumer Discretionary	12.1%
Information Technology	11.8%
Energy	9.7%
Health Care	7.8%
Industrials	6.9%
Utilities	6.3%
Consumer Staples	5.4%
Telecommunication Services	4.9%
Mortgage-Backed Securities	2.3%
Materials	1.8%
Other	1.8%

[1]

% of Total Investments as of 12/31/2013. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

8	PIMCO EQUITY SERIES

PIMCO Dividend and Income Builder Fund

Institutional Class - PQIIX	Class A - PQIZX
Class P - PQIPX	Class C - PQICX
Class D - PQIDX	Class R - PQIBX

Cumulative Returns Through December 31, 2013

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (12/14/11)
PIMCO Dividend and Income Builder Fund Institutional Class	10.88%	17.29%	16.57%
PIMCO Dividend and Income Builder Fund Class P	10.81%	17.26%	16.55%
PIMCO Dividend and Income Builder Fund Class D	10.69%	17.00%	16.24%
PIMCO Dividend and Income Builder Fund Class A	10.69%	17.00%	16.24%
PIMCO Dividend and Income Builder Fund Class A (adjusted)	4.60%	10.56%	13.07%
PIMCO Dividend and Income Builder Fund Class C	10.21%	16.02%	15.31%
PIMCO Dividend and Income Builder Fund Class C (adjusted)	9.21%	15.02%	15.31%
PIMCO Dividend and Income Builder Fund Class R	10.55%	16.73%	15.97%
MSCI All Country World Index Net USD±	15.79%	22.80%	20.96%
75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate USD Unhedged±±	12.32%	15.99%	15.84%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an unmanaged index.

±± The benchmark is a blend of 75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate USD Unhedged. The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.20% for the Institutional Class shares, 1.30% for the Class P shares, 1.55% for the Class D shares, 1.55% for the Class A shares, 2.30% for the Class C shares and 1.80% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO Dividend and Income Builder Fund seeks to provide current income that exceeds the average yield on global stocks, and to provide a growing stream of income per share over time, with a secondary objective to seek to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest at least 50% of its assets in equity and equity-related securities. The Fund’s investments in equity and equity-related securities include common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

»

The Fund’s Institutional Class shares returned 10.88% after fees, and the Fund’s benchmark index, a blend of 75% MSCI All Country World Index Net USD/25% Barclays Global Aggregate (USD Unhedged) Index, returned 12.32% during the reporting period.

»

During the reporting period, the Fund paid ordinary quarterly dividends of 18.8 cents per share and a one-time supplemental dividend of 1 cent per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes, to account for varying class specific expenses. The net asset value of the Fund’s Institutional Class shares increased by $1.06 per share (from $11.60 to $12.66) over the reporting period, bringing the six-month total return to 10.88%.

»	Security selection detracted from performance. The largest single detractor from relative performance was the Fund’s holding of Cisco Systems, the U.S.-based communications equipment company.

»	The largest single contributor to relative performance was the Fund’s holding of Walgreens, the U.S.-based retail drugstore operator.

»	The Fund’s weight in cash detracted from relative performance during a period in which the Fund’s blended benchmark index returned 12.32%.

»	The Fund’s fixed income allocation performed positively, driven mainly by security selection, primarily within the securitized sector.

SEMIANNUAL REPORT	DECEMBER 31, 2013	9

Insights from the Portfolio Managers PIMCO EqS® Dividend Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS® Dividend Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

During the six-month reporting period ended December 31, 2013, the MSCI All Country World Index Net USD (the “Index”), which tracks the performance of stocks in developed and emerging markets countries, returned 15.79%. Performance was strongest in the information technology, industrials, and consumer discretionary sectors. Utilities, consumer staples, and energy were the poorest performing sectors.

Equities rallied early in the period as Federal Reserve (“Fed”) Chairman Ben Bernanke continued to communicate that highly accommodative monetary policy would remain necessary for the foreseeable future, though markets declined in August as headline comments on the Fed’s tapering program created uncertainty. Markets climbed again in September as the situation in Syria continued to play out through diplomatic channels. Stock prices continued to rise until the Fed announced its decision to keep its $85 billion bond-buying program in place. Equities then sold off towards the end of September as investors shifted their macro concerns to the U.S. budget and debt ceiling debates in Washington.

Stocks took off in October as U.S. politicians were finally able to pass legislation that reopened the government and raised the country’s debt ceiling. Also in October, Janet Yellen was nominated to replace Ben Bernanke as the Chairman of the Federal Reserve, allaying investor concerns about rising interest rates. U.S. equities rose even higher in late December after the Fed strengthened its pledge to maintain very low interest rates. While the Fed did announce a December taper (i.e. reduced asset purchases), investors were anticipating this possibility and were heartened by the accompanying positive economic data.

During the reporting period, performance was particularly strong in Europe, as economic reports continued to suggest that the region was exiting its recession, albeit at a slow pace. In November, the European Central Bank (“ECB”) cut interest rates, though the ECB president hinted that other, more aggressive stimulus actions were not under consideration. Given the disinflation facing the region, these comments were viewed by many as far too timid.

Among developed markets, Japan was the worst performing region. While Japanese equities were strong in local terms, especially after the country announced Gross Domestic Product numbers that were ahead of expectations, the devaluation of the yen caused Japanese equities to be relatively weak in U.S. dollar terms.

Emerging markets continued to underperform developed markets during the period. Concerns about a slowdown in China and widening current account deficits in the “fragile five” countries (Turkey, South Africa, India, Indonesia, and Brazil) weighed on returns. Political unrest in Turkey and Vietnam only exacerbated capital outflows from the region.

Fund Review

We seek to provide attractive current yield, growing dividends over time, and capital appreciation. During the six-month reporting period ended December 31, 2013, the Fund paid ordinary quarterly dividends of 18.9 cents per share and a one-time supplemental dividend of 7 cents per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes, to account for varying class specific expenses. The Fund’s net asset value increased by $0.42 per share (from $11.87 to $12.29) over the reporting period, bringing the six-month total return to 11.21% (net of fees). On a relative basis, the Fund underperformed the MSCI All Country World Index Net USD, which returned 15.79%. Both security selection and sector allocation decisions detracted from relative performance.

At the security level, the Fund’s position in Walgreens was the largest contributor to relative performance. The U.S. retail drugstore operator outperformed as year-over-year sales, especially in the front end of the store, improved. The company also raised its quarterly dividend.

Marathon Petroleum was another top contributor to performance. The U.S. oil refining and distribution company outperformed as crack spreads continued to widen, and after the company announced a $2 billion increase to its share buyback program. Furthermore, Marathon Petroleum’s stock rallied after the Environmental Protection Agency indicated that it was open to adjusting a renewable fuel mandate that had caused Marathon’s input costs to increase during the first half of 2013.

The largest detractor from performance for the reporting period was the Fund’s holding of Cisco Systems. The U.S. communications equipment company underperformed after stating that it planned to lay off approximately 5% of its workforce in an effort to rationalize headcount gained in recent strategic acquisitions. While the market viewed this news as negative, management indicated that it remained committed to returning capital to shareholders. Cisco’s stock price declined again when the company’s management announced disappointing short-term earnings guidance due to weak revenues from the emerging markets. We continue to think that Cisco is an attractively-valued market leader with a solid balance sheet, and we added to our position.

The Fund’s holding of ProSafe was another detractor from performance. Following strong performance early in the third quarter,

10	PIMCO EQUITY SERIES

the Norwegian owner and operator of accommodation rigs underperformed after it announced a weakening in forward contracting, though quarterly earnings results hit a record high. We continue to believe that ProSafe’s leading position in a niche market makes it an attractive investment.

Conclusion

Over the reporting period, we “derisked” the portfolio by decreasing our allocation to “Consistent Earners” (i.e. stable, blue-chip companies) that had appreciated in value during the market rally. At the same time, we increased our allocations to “Basic Value” (i.e. more cyclical) companies and “Emerging Franchises” (i.e. growth companies) as the market volatility provided opportunities to initiate positions in some very compelling investments. We also increased our allocations to European stocks and to financials.

Going forward, we maintain our long-term view that dividend-paying equities have the potential to be an attractive long-term investment solution, especially given a secular outlook for lower returns across asset classes. As always, however, we continue to emphasize valuation in a market that has recently been characterized by overreactions to both positive and negative news.

Thank you for your investment in the Fund.

Sincerely,

Brad Kinkelaar Portfolio Manager

Top 10 Holdings1

HSBC Holdings PLC	4.3%
Cisco Systems, Inc.	4.1%
Roche Holding AG	3.9%
Qualcomm, Inc.	3.4%
Nippon Telegraph & Telephone Corp.	3.3%
Standard Chartered PLC	3.3%
Enagas S.A.	3.1%
Total S.A.	3.0%
JPMorgan Chase & Co.	3.0%
ProSafe SE	2.8%

Geographic Breakdown1

United States	48.0%
United Kingdom	12.9%
Brazil	5.6%
France	4.3%
South Africa	4.0%
Switzerland	3.9%
Japan	3.3%
Spain	3.1%
Cyprus	2.8%
Netherlands	2.6%
Other	8.5%

Sector Breakdown1

Financials	28.0%
Consumer Discretionary	13.1%
Information Technology	13.0%
Energy	9.9%
Health Care	9.3%
Utilities	6.2%
Consumer Staples	6.1%
Industrials	6.0%
Telecommunication Services	5.5%
Materials	1.9%

[1]

% of Total Investments as of 12/31/2013. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2013	11

PIMCO EqS® Dividend Fund

Institutional Class - PQDIX	Class A - PQDAX
Class P - PQDPX	Class C - PQDCX
Class D - PQDDX	Class R - PQDRX

Cumulative Returns Through December 31, 2013

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (12/14/11)
PIMCO EqS® Dividend Fund Institutional Class	11.21%	20.33%	17.68%
PIMCO EqS® Dividend Fund Class P	11.15%	20.21%	17.61%
PIMCO EqS® Dividend Fund Class D	11.10%	19.93%	17.35%
PIMCO EqS® Dividend Fund Class A	11.01%	19.93%	17.35%
PIMCO EqS® Dividend Fund Class A (adjusted)	4.91%	13.33%	14.15%
PIMCO EqS® Dividend Fund Class C	10.64%	19.05%	16.40%
PIMCO EqS® Dividend Fund Class C (adjusted)	9.64%	18.05%	16.40%
PIMCO EqS® Dividend Fund Class R	10.88%	19.66%	17.04%
MSCI All Country World Index Net USD±	15.79%	22.80%	20.96%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI All Country World Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.18% for the Institutional Class shares, 1.28% for the Class P shares, 1.53% for the Class D shares, 1.53% for the Class A shares, 2.28% for the Class C shares and 1.78% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS® Dividend Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 75% of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), as well as securities issued by real estate investment trusts, master limited partnerships and other equity trusts and depositary receipts.

»	The Fund’s Institutional Class shares returned 11.21% after fees, and the Fund’s benchmark index, the MSCI All Country World Index Net USD, returned 15.79% during the reporting period.

»

During the reporting period, the Fund paid ordinary quarterly dividends of 18.9 cents per share and a one-time supplemental dividend of 7 cents per share on its Institutional Class shares. The dividend per share was slightly lower for the other share classes to account for varying class specific expenses. The net asset value of the Fund’s Institutional Class shares increased by $0.42 per share (from $11.87 to $12.29) over the reporting period, bringing the six-month total return to 11.21%.

»	Security selection detracted from performance. The largest single detractor from relative performance was the Fund’s holding of Cisco Systems, the U.S.-based communications equipment company.

»	The largest single contributor to relative performance was the Fund’s holding of Walgreens, the U.S.-based retail drugstore operator.

»	The Fund’s holdings in cash detracted from relative performance during a period in which the Fund’s benchmark index returned 15.79%.

12	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO EqS® Emerging Markets Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS® Emerging Markets Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of portfolio performance.

Market Overview

While emerging market (“EM”) equities rebounded in the second half of the year following May’s “taper tantrum,” developed market (“DM”) equities rallied even stronger. The MSCI Emerging Markets Index delivered 7.70%, underperforming its developed market counterpart, the MSCI World Index, which returned 16.83%.

Second half performance was nevertheless stronger than the first half of the year, in which EM equities underperformed DM equities. Much of the underperformance can be explained by weakening fundamentals in the EM corporate sector. Whereas developed market firms have grown earnings, EM firms have experienced significant earnings deterioration, in part due to on-going structural challenges, such as overcapacity and rising wage costs. Compounding the problem has been the influence of developed market monetary policy. When Federal Reserve (“Fed”) Chairman Ben Bernanke first publicly indicated that scaling back monetary stimulus was a near-term possibility, investors opted to redeploy capital away from the emerging world and into the developed world, driving a market sell-off in May and June 2013.

The strong rebound in the second half of 2013 was driven by both mean reversion from the summer sell-off, and policy influence moving in the opposite direction, as the Fed announced a delay in tapering its stimulus program. In addition, stronger Chinese manufacturing data helped generate more positive sentiment. These factors helped EM equities begin the fourth quarter of 2013 on a strong note. However, by the end of the reporting period concerns over a slowdown in China and widening current account deficits in the “fragile five” countries (Turkey, South Africa, India, Indonesia, and Brazil) weighed on returns. Political unrest, as seen in Turkey and Vietnam, only exacerbated capital outflows.

Looking ahead to 2014, we believe that EM equities remain attractively valued. However, we continue to be mindful of the risks, and will be observing closely how the asset class reacts to reduced Fed purchases and whether the Chinese government can grow its economy back to pre-crisis levels, while simultaneously delivering on its promises of financial and social reform. In addition, upcoming EM political elections may serve as another source of volatility, in our view. While they serve as an opportunity for elected officials to introduce substantial policy shifts, we believe it is likely that unpopular structural reforms may be delayed. In this environment we believe differentiation between both countries and companies will remain critical.

Fund Review

Over the six-month reporting period, the Fund’s Institutional Class shares returned 6.54% net of fees, underperforming its benchmark index, the MSCI Emerging Markets Index, which returned 7.70%. Though the Fund lagged its benchmark index over the six-month reporting period ended December 31, 2013, the Fund outperformed its benchmark index for the full 2013 calendar year.

The Fund’s underperformance over the six-month reporting period was driven by stock-specific events, as well as the general market environment of the third quarter of 2013. As the market re-bounded from its summer lows in September, more cyclical, lower quality sectors rallied. The Fund’s bias towards firms with higher operating margins and returns on equity, which helped it perform well in the first six months of 2013, caused the Fund to lag during the EM equity market rebound in the second half of 2013.

In addition, holdings in KIA Motors, a Korean car manufacturer, and Iluka Resources, an Australian mining company, impacted performance as the stock prices of these companies struggled over the reporting period. Japan’s bond buying program has been successful in weakening the yen, boosting country exports and improved earnings for Japanese industries, particularly carmakers. While this has been positive for our holdings in Japanese industrials, it has come at the expense of competing firms in the Asia-Pacific region, such as KIA Motors. KIA suffered slightly over the reporting period as revenue was challenged by lower-priced Japanese car models. Although we recognize the competition from Japan, we believe that KIA retains a strong market position and is one of the most attractively valued global auto manufacturers.

Concern over whether Chinese growth was cooling also resurfaced in the second half of 2013, and with it concerns of a slowdown among its largest commodity trading partners, such as Australia. This weighed on Australian materials company Iluka Resources as demand for its building materials, which are used heavily in Chinese real estate construction, cooled. Although Chinese growth is likely to slow over the cyclical timeframe, we think that Iluka will benefit from long-term demand for building materials.

Areas that performed well during the reporting period included our holdings in Russian energy companies, a good example of our focus on investing in strong free cash flow generating companies with increasing dividend payouts. From a valuation perspective, Russia is the cheapest market in the developing world, and the energy sector makes up close to 60% of the equity market. We are vigilant of typical investing traps in Russia, such as high cyclicality and poor corporate governance, and we believe investing in businesses with high dividend yields or at low valuations may help mitigate these issues. Over the

SEMIANNUAL REPORT	DECEMBER 31, 2013	13

Insights from the Portfolio Managers PIMCO EqS® Emerging Markets Fund (Cont.)

reporting period, Russian energy companies performed extremely well, helped by news that the government is considering opening up the state-run liquefied natural gas market by granting operating licenses to independent producers as early as 2014.

Other areas that performed well included our long-standing positions in the Asian gaming industry. The Chinese region of Macau offers investors the chance to benefit from rising consumer demand and middle-class consumption on the back of improving infrastructure to access hotels and casinos from the Chinese mainland. Wynn Macau and Melco Crown are businesses that continue to experience double-digit revenue growth from a combination of expanding demand and a constrained supply of table licenses, which is limited by regulation.

Conclusion

Looking ahead, we believe that EM equities remain attractively valued on a historical basis and that real wage growth and an emerging consuming class should drive equity returns over the secular horizon. However, we retain a cautious eye in the near term and believe the asset class remains susceptible to currency volatility and negative shocks. As EM corporate earnings remain highly levered to Gross Domestic Product growth, we believe sustained outperformance likely rests on a turn in the earnings cycle and improving manufacturing data.

To navigate this environment we continue to believe in an active, fundamental approach, investing in both EM equities and DM equities with EM growth drivers, and fully incorporating macroeconomic views. With the near-term headwinds facing EM, we believe that differentiation is critical. We continue to favor companies commanding premium profitability and benefiting from healthy long-run consumer dynamics. From a country perspective we are cautious on countries with large current account deficits, preferring those with strong balance sheets and a high degree of policy flexibility. From a sector perspective, we see value in higher quality cyclicals and may look to add to select consumer staples on any market pull-back.

Again, we thank you for your continued investment in the Fund and look forward to serving your investment needs.

Sincerely,

Maria (Masha) Gordon Portfolio Manager

Top 10 Holdings1

Samsung Electronics Co. Ltd.	5.8%
Kia Motors Corp.	3.0%
MegaFon OAO—GDR	2.6%
China Shenhua Energy Co. Ltd. ‘H’	2.4%
AIA Group Ltd.	2.3%
Industrial & Commercial Bank of China Ltd. ‘H’	2.3%
Credicorp Ltd.	2.2%
JPMorgan Chase & Co., Chinese Exchange Basket—Exp. 01/08/2014	2.1%
MediaTek, Inc.	2.0%
Prada SpA	2.0%

Geographic Breakdown1

Brazil	10.9%
China	10.6%
South Korea	10.6%
India	5.8%
Hong Kong	5.7%
United Kingdom	3.9%
Japan	3.7%
Peru	3.3%
Taiwan	3.0%
Russia	2.6%
Cyprus	2.3%
Italy	2.0%
Israel	2.0%

14	PIMCO EQUITY SERIES

Geographic Breakdown1 (Cont.)

South Africa	2.0%
Mexico	1.9%
Cambodia	1.9%
Denmark	1.8%
Australia	1.6%
Other	11.5%

Sector Breakdown1

Financials	21.8%
Consumer Discretionary	15.7%
Consumer Staples	12.3%
Information Technology	9.6%
Materials	8.6%
Industrials	6.1%
Energy	5.4%
Telecommunication Services	3.5%
Utilities	2.7%
Other	1.4%

[1]

% of Total Investments as of 12/31/2013. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2013	15

PIMCO EqS® Emerging Markets Fund

Institutional Class - PEQWX	Class A - PEQAX
Class P - PEQQX	Class C - PEQEX
Administrative Class - PEQTX	Class R - PEQHX
Class D - PEQDX

Cumulative Returns Through December 31, 2013

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (03/22/11)
PIMCO EqS® Emerging Markets Fund Institutional Class	6.54%	-0.79%	-4.03%
PIMCO EqS® Emerging Markets Fund Class P	6.67%	-0.79%	-4.06%
PIMCO EqS® Emerging Markets Fund Administrative Class	6.44%	-1.02%	-4.30%
PIMCO EqS® Emerging Markets Fund Class D	6.46%	-1.02%	-4.35%
PIMCO EqS® Emerging Markets Fund Class A	6.46%	-1.13%	-4.41%
PIMCO EqS® Emerging Markets Fund Class A (adjusted)	0.58%	-6.53%	-6.33%
PIMCO EqS® Emerging Markets Fund Class C	5.92%	-1.94%	-5.08%
PIMCO EqS® Emerging Markets Fund Class C (adjusted)	4.92%	-2.92%	-5.08%
PIMCO EqS® Emerging Markets Fund Class R	6.23%	-1.36%	-4.60%
MSCI Emerging Markets Index (Net Dividends in USD)±	7.70%	-2.60%	-1.36%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI Emerging Markets Index (Net Dividends in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.45% for the Institutional Class shares, 1.55% for the Class P shares, 1.70% for the Administrative Class shares, 1.80% for the Class D shares, 1.80% for the Class A shares, 2.55% for the Class C shares and 2.05% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

»

The PIMCO EqS® Emerging Markets Fund seeks capital appreciation by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments economically tied to emerging market countries. The Fund will invest a substantial portion of its assets in equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock). The Fund may also invest in fixed income securities, including debt securities issued by both corporate and government issuers. The Fund may invest in commodity related instruments, including exchange-traded funds, futures and other investment companies. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements.

»	The Fund’s Institutional Class shares returned 6.54% after fees, and the Fund’s benchmark index, the MSCI Emerging Markets Index, returned 7.70% during the reporting period.

»

From a sector perspective, stock selection in the energy and industrials sectors contributed to relative performance. Positions in Russian energy companies were the top contributors. A focus on Japanese industrials with higher dividend yield and earnings forecasts was also additive to returns.

»	On the downside, an overweight to the materials sector detracted from returns. Stock selection in Australian and Israeli materials companies detracted from performance.

»

From a country perspective, an overweight to Russia and an underweight to Indonesia were positive for performance. Security selection within Russian energy contributed to performance. An underweight to Indonesia was positive for performance.

»

On the downside, stock selection in Korea and off-benchmark allocations to Israel and Australia were negative for relative performance. In Korea, stock selection within the consumer discretionary and information technology sectors, coupled with an underweight to the financials and materials sectors, detracted from returns. An allocation to the Israeli and Australian materials sector was negative on concerns over Chinese demand.

»	Currency positioning and cash holdings were negative contributors over the reporting period.

16	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO EqS® Long/Short Fund

Dear Shareholder,

We appreciate your investment in the PIMCO EqS® Long/Short Fund (the “Fund”). In the following letter, please find a discussion of the recent market environment and a review of recent portfolio performance.

Market Overview

Following the pull back in equity markets during June 2013 as investors began to speculate as to the speed and magnitude of the Federal Reserve’s (“Fed”) eventual exit of its supportive monetary policies, investors began to accept that “tapering” was not necessarily “tightening.” Macroeconomic fears continued to recede as economic results for both the U.S. and Europe indicated stronger than anticipated growth. While the Fed did somewhat surprise the markets with their announcement of a December tapering, their strengthened pledge towards a zero interest rate policy largely offset investor concerns of tightening monetary policy.

Fund Review

Over the six-month reporting period, the Fund’s Institutional Class shares returned 13.78% net of fees, outperforming its benchmark, 3-Month USD LIBOR Index, by 13.65% on an after fees basis. The performance over this time period contributed to a strong 2013. For the 2013 calendar year, the Fund returned 34.52% net of fees, outperforming both its benchmark index by 34.24% and the broader U.S. equity market return of 32.39%, as represented by the S&P 500 Index.

As a reminder, the Fund is a concentrated, long-biased equity fund that integrates bottom-up research and macroeconomic insights. With the flexibility to increase or decrease equity market exposure, the Fund has the potential to participate in market upside while also seeking to mitigate losses during extended market declines. The Fund’s ability to take sizeable positions in its highest conviction stock ideas enhances the potential for returns. In 2013, our performance was driven by strong stock selection, particularly among our long positions.

During the six-month reporting period, the Fund’s position in DST Systems was the top contributor to performance. DST is a conglomerate business, built as the company’s former CEO used DST’s strong free cash flow to make investments in other public companies, private equity, and real estate to amass a substantial portfolio of non-core assets. Last year, the company’s shareholders appointed a new chairman and CEO to improve the company’s overall capital allocation, and this management team is now monetizing these investments and redeploying the capital into share repurchases and debt reduction. We believed that the stock had significant upside with means to unlock shareholder value or the potential to be considered a favorable takeover target for private equity investors.

The Fund’s investment in Genworth Financial was another contributor to returns over the reporting period. Genworth is a combination of two businesses that are a bit of an odd couple: 1) a life insurance operation with a long-term care business, and 2) a U.S. mortgage insurance business that had been driving a sub-par return on equity (“ROE”). As half of the competitors have left the long-term care business over the past two years due to low interest rates and poor ROEs, the industry right now is an oligopoly with just four players. We viewed the company as being in an attractive position to benefit from a rising rate environment along with an improvement in the housing market to improve the headwinds from their mortgage insurance business. Combined with the potential to spin off other businesses and initiate a dividend next year, we viewed that there was substantial upside and the thesis played out favorably over the reporting period.

These positive results were partially offset by the Fund’s position in Penn West Petroleum, which detracted from returns. The company traded sharply lower on announcing that it would be targeting as much as $2 billion Canadian dollars of asset sales before 2015 as a strategic review, which was a sharply negative surprise for investors and extended the timing of the company’s transition plan. Given this new information, we revisited our original investment thesis and decided to exit the position.

In addition, our short positions detracted from performance in aggregate due to the strong equity market rally. Our approach to shorting is primarily to generate alpha as opposed to simply hedging market risk. While detracting from performance over the six-month period, these positions have historically served to reduce the overall volatility of the portfolio in periods when the equity market pulled back, and we believe can still generate alpha over the full market cycle.

Conclusion

We reflect on 2013 as a year in which U.S. equities surged to record highs on signs of economic recovery and continued aggressive monetary policy. In addition, we have observed that equities benefited primarily from expanding valuations rather than strong fundamentals. From here, the outlook for equities is mixed: Valuations today are higher but we think fair, and the global economy is improving but growth is still muted. In this environment, we think equities are investable, but investors should pick their spots. We believe a highly-selective, stock-specific approach to equity investing is the best way to seek attractive returns going forward.

Again, we thank you for your continued investment in the Fund and look forward to serving your investment needs.

SEMIANNUAL REPORT	DECEMBER 31, 2013	17

Insights from the Portfolio Managers PIMCO EqS® Long/Short Fund (Cont.)

Sincerely,

Geoffrey Johnson, CFA

Portfolio Manager

Top 10 Holdings1

Genworth Financial, Inc. ‘A’	7.2%
Lowe’s Cos., Inc.	5.9%
DST Systems, Inc.	5.6%
Comcast Corp. ‘A’	5.5%
Citigroup, Inc.	5.0%
General Motors Co.	4.4%
Apple, Inc.	4.4%
Walter Investment Management Corp.	3.8%
American Realty Capital Properties, Inc.	3.8%
DaVita HealthCare Partners, Inc.	3.7%

Sector Breakdown2

Financials	26.6%
Consumer Discretionary	17.9%
Information Technology	17.1%
Health Care	9.2%
Industrials	7.9%
Consumer Staples	4.8%
Materials	3.0%
Telecommunications	(0.1%	)
Energy	(3.6%	)

[1]

% of Total Investments as of 12/31/2013. Top Holdings solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

[2]	% of net exposure (Total Investments less Securities Sold Short) as of 12/31/2013. Financial derivative instruments and short-term instruments are not taken into consideration.

18	PIMCO EQUITY SERIES

PIMCO EqS® Long/Short Fund

Institutional Class - PMHIX	Class A - PMHAX
Class P - PMHBX	Class C - PMHCX
Class D - PMHDX

Cumulative Returns Through December 31, 2013

Average Annual Total Return for the period ended December 31, 2013*
	6 Months**	1 Year	5 Year	10 Year	Fund Inception (01/01/03)
PIMCO EqS® Long/Short Fund Institutional Class	13.78%	34.52%	10.42%	11.76%	14.11%
PIMCO EqS® Long/Short Fund Class P	13.69%	34.44%	10.32%	11.65%	14.01%
PIMCO EqS® Long/Short Fund Class D	13.51%	33.98%	10.02%	11.36%	13.71%
PIMCO EqS® Long/Short Fund Class A	13.55%	34.05%	10.02%	11.36%	13.71%
PIMCO EqS® Long/Short Fund Class A (adjusted)	7.33%	26.74%	8.78%	10.73%	13.12%
PIMCO EqS® Long/Short Fund Class C	13.13%	33.13%	9.21%	10.53%	12.86%
PIMCO EqS® Long/Short Fund Class C (adjusted)	12.13%	32.13%	9.21%	10.53%	12.86%
3 Month USD LIBOR Index±	0.13%	0.28%	0.46%	2.12%	2.03%

All Fund returns are net of fees and expenses.

** Cumulative return.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 2.74% for the Institutional Class shares, 2.84% for the Class P shares, 3.09% for the Class D shares, 3.09% for the Class A shares, and 3.84% for the Class C shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

* For periods prior to April 20, 2012, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on January 1, 2003 and, on April 20, 2012, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of Class P, D, A and C shares for the period from April 20, 2012 to April 30, 2012 is based on the performance of the Institutional Class shares of the Fund. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Portfolio Insights

»

The PIMCO EqS® Long/Short Fund seeks long-term capital appreciation by investing under normal circumstances in long and short positions of equity and equity-related securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), utilizing a fundamental investing style that integrates bottom-up and top-down research. The Fund will normally invest a substantial portion of its assets in equity and equity-related securities. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents.

»	The Fund’s Institutional Class shares returned 13.78% after fees, and the Fund’s benchmark index, the 3-Month USD LIBOR Index, returned 0.13% during the reporting period.

»	The Fund’s long equity positions contributed to absolute returns as equity markets rallied and the stocks held in the Fund outperformed the broad equity market, as represented by the S&P 500 Index.

»	The Fund’s short equity positions detracted from performance in aggregate as the overall equity markets rose during the reporting period.

»	Within the Fund, two long investments that contributed the most on the long side were DST Systems and Genworth Financial.

»	The Fund’s long position in Penn West Petroleum and select equity short positions detracted from performance.

SEMIANNUAL REPORT	DECEMBER 31, 2013	19

Insights from the Portfolio Managers PIMCO Emerging Multi-Asset Fund

Dear Shareholder,

We appreciate your investment in the PIMCO Emerging Multi-Asset Fund (the “Fund”). Below is our semiannual update that includes a discussion of our investment outlook with a focus on emerging markets (“EM”) as well as an update on the portfolio over the six-month reporting period ended December 31, 2013.

Tapering Speculation Drives EM Volatility

As has been the case since May when the Federal Reserve (“Fed”) hinted that it may begin to unwind its program of bond purchases, speculation regarding the actual start of “Fed tapering” drove volatility across EM classes throughout the second half of 2013. When the Fed finally announced the start of tapering in mid-December, EM responded in mixed, but muted, fashion with dollar assets outperforming as markets had mostly priced-in the event. After years of strong inflows post-financial crisis, outflows from EM accelerated in the second half of 2013 amid higher developed market (“DM”) interest rates and idiosyncratic EM pressures.

EM equities (as represented by the MSCI Emerging Markets Index) returned 7.70% over the six-month reporting period, trailing its DM counterpart (as represented by the MSCI World Index) by over 9 percentage points. Much of the underperformance can be explained by diverging fundamentals in the EM corporate sector. Whereas DM firms have grown earnings, EM firms have experienced significant earnings deterioration, in part due to ongoing structural challenges, such as overcapacity and rising wage costs. Compounding the problem has been the influence of DM monetary policy. When Fed Chairman Bernanke first publicly indicated that scaling back monetary stimulus was a near-term possibility, investors opted to redeploy capital away from the emerging into the developed world, driving an EM sell-off in May and June. The strong rebound in the second half of 2013 was driven by both mean reversion from the summer sell-off and some relief that tapering had been put off by a few months, as the Fed announced a delay in tapering its stimulus program before commencing in December. The Fund is overweight EM equities given depressed valuations post sell-off and an improved global growth outlook.

EM external debt (as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global) returned 1.79% over the six-month reporting period, recovering from steep declines in May and June. Gains over the period were driven by tightening spreads due to improved market risk sentiment. This offset a rise in U.S. Treasury yields, which weighed on the asset class. Spreads declined 26 basis points over the period, with a larger compression experienced by the high yield subset of the index. The Fund maintains its underweight to EM spread duration, as we believe spreads may be susceptible to further investor outflows, slower EM growth, and limited progress on structural reforms. Within the more strongly positioned countries, we will substitute higher yielding quasi-sovereign and EM corporate credits for rich sovereign issues and maintain, more broadly, a tactical allocation to the EM corporate debt asset class.

EM local debt markets (as represented by the JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (Unhedged)) declined 1.96% over the six-month reporting period. Investor preference for U.S. dollar-denominated assets amid U.S. economic strength, concerns over external vulnerabilities of higher current account deficit countries, and the implications of a slowdown in China generally weakened EM currencies. While higher carry supported the asset class, the combination of rising yields (largely mirroring the rise in U.S. Treasury yields) and depreciating currencies led to losses over the period. We maintain our slight overweight to EM local rates, which offer lower duration than EM dollar-denominated assets. We believe EM local rates are moderately attractive since select yield curves offer attractive carry and roll opportunities, particularly at the front end. The Fund has increased its defensive posturing to EM currencies, given weak technicals and expected volatility and slower EM growth.

EM Likely to Remain Bumpy at the Start of 2014

Investor outflows from EM strategies, which typically follow periods of negative returns, may continue during the first few months of the year. We believe this may lead to further volatility, especially for local bonds and currencies in light of renewed U.S. dollar strength and large levels of foreign ownership of local bond markets. While outflows were driven by tactically-oriented investors, strategically-oriented investors continued to increase allocations to EM.

Growth and inflation across EM are expected to remain steady with continued policy efforts focused on reducing inflation and raising real growth. Our view is that 2014 will be a year where country and corporate differentiation will dominate EM debt and equity investment performance given varying initial conditions relating to balance sheet strength, macro conditions, and the flexibility of fiscal and monetary policies. Politics bear monitoring with key elections in Brazil, Turkey, Indonesia, India and South Africa. The electoral cycle will likely delay needed structural reforms. Country differentiation could be accentuated by changing market reactions to tapering and the withdrawal of quantitative easing liquidity.

We believe that EM equities remain attractively valued on a historical basis and that real wage growth and an emerging consuming class should drive equity returns over the secular horizon. However, we retain a cautious eye in the near term and believe the asset class remains susceptible to currency volatility and negative shocks. As EM

20	PIMCO EQUITY SERIES

earnings remain highly levered to Gross Domestic Product growth, sustained outperformance likely rests on a turn in the earnings cycle and improving manufacturing data. From a country perspective, we are cautious on countries with large current account deficits, preferring those with strong balance sheets and a high degree of policy flexibility. From a sector perspective, we see value in higher quality cyclicals and may look to add to select consumer staples on any market pull-back.

In the external EM debt space, we remain underweight both spread and interest rate duration. Spreads remain vulnerable given outflows, low liquidity, and the macro environment. We continue to overweight countries that, in our view, can withstand exogenous shocks and will underweight or avoid countries with weaker fundamentals and are exposed to unique pressures. Our interest rate duration underweight is concentrated in the long-end of EM yield curves and is supported by the view that shorter maturity U.S. Treasury rates are well-tethered. Where relative value dictates, we will substitute a country’s sovereign debt for corporate and quasi-sovereigns, which provide additional yield at generally shorter durations without a proportional drop in credit quality.

In the local EM space, we will continue to favor countries that offer high nominal yields, positive real rates, and steep yield curves that provide attractive carry and roll down. We will focus on the front-end of select EM yield curves which are supported by well anchored short-term U.S. Treasury rates. We remain cautious on EM currencies in aggregate due to the potential negative impact of tapering and a weak technical environment. Our overweights are concentrated in countries we believe have strong, supportive credit fundamentals that offer high carry, while our underweights are in countries we view as having large current account deficits and a reliance on short-term portfolio flows. Amid better valuations across EM, we will look to capitalize on relative value opportunities as dislocations materialize.

Sincerely,

Curtis Mewbourne	Maria (Masha) Gordon
Portfolio Manager, Generalist	Portfolio Manager, Emerging Markets Equities

Michael Gomez	Ramin Toloui
Portfolio Manager, Emerging Markets Debt	Portfolio Manager, Emerging Markets Debt

Top 10 Holdings1

PIMCO EqS® Emerging Markets Fund	53.7%
PIMCO Emerging Local Bond Fund	26.6%
PIMCO Emerging Markets Bond Fund	12.4%
PIMCO Emerging Markets Corporate Bond Fund	7.1%
PIMCO Short-Term Floating NAV Portfolio	0.2%

[1]

% of Total Investments as of 12/31/2013. Top Holdings, solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

SEMIANNUAL REPORT	DECEMBER 31, 2013	21

PIMCO Emerging Multi-Asset Fund

Institutional Class - PEAWX	Class A - PEAAX
Class P - PEAQX	Class C - PEACX
Administrative Class - PEAMX	Class R - PEARX
Class D - PEAEX

Cumulative Returns Through December 31, 2013

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (04/12/11)
PIMCO Emerging Multi-Asset Fund Institutional Class	2.76%	-5.07%	-3.24%
PIMCO Emerging Multi-Asset Fund Class P	2.75%	-5.10%	-3.32%
PIMCO Emerging Multi-Asset Fund Administrative Class	2.67%	-5.30%	-3.48%
PIMCO Emerging Multi-Asset Fund Class D	2.72%	-5.34%	-3.53%
PIMCO Emerging Multi-Asset Fund Class A	2.74%	-5.35%	-3.56%
PIMCO Emerging Multi-Asset Fund Class A (adjusted)	-2.91%	-10.56%	-5.54%
PIMCO Emerging Multi-Asset Fund Class C	2.25%	-6.07%	-4.24%
PIMCO Emerging Multi-Asset Fund Class C (adjusted)	1.25%	-7.00%	-4.24%
PIMCO Emerging Multi-Asset Fund Class R	2.64%	-5.47%	-3.75%
MSCI Emerging Markets Index (Net Dividends in USD)±	7.70%	-2.60%	-3.22%
50% MSCI Emerging Markets Index (Net Dividends in USD), 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)±±	3.76%	-5.17%	0.09%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI Emerging Markets Index (Net Dividends in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

±± The benchmark is a blend of 50% MSCI Emerging Markets Index (Net Dividends in USD), 25% JPMorgan Emerging Markets Bond Index (EMBI) Global, 25% JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) . MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 2.36% for the Institutional Class shares, 2.46% for the Class P shares, 2.61% for the Administrative Class shares, 2.71% for the Class D shares, 2.71% for the Class A shares, 3.46% for the Class C shares and 2.96% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

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The PIMCO Emerging Multi-Asset Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in investments economically tied to emerging market countries. The Fund will typically invest 20% to 80% of its total assets in equity-related instruments (including investments in common stock, preferred stock, and equity-related Underlying PIMCO Funds or Acquired Funds). The Fund is designed to provide concurrent exposure to a broad spectrum of emerging market asset classes, such as equity, fixed income and currencies, and other investments, including commodities.

»

During the reporting period, the Fund’s Institutional Class shares returned 2.76% after fees, while the Fund’s primary benchmark index (MSCI Emerging Markets Index) returned 7.70%, and the Fund’s secondary benchmark index (a blended index consisting of 50% MSCI Emerging Markets Index/25% JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (Unhedged)/25% JPMorgan Emerging Markets Bond Index (EMBI) Global) returned 3.76%.

»

The relative performance of the PIMCO EqS® Emerging Markets Fund detracted from relative performance as this Underlying PIMCO Fund underperformed its respective primary benchmark, the MSCI Emerging Markets Index, over the reporting period.

»

An asset allocation decision to overweight emerging markets (“EM”) local debt throughout the reporting period detracted from relative performance as the JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (Unhedged) underperformed the Fund’s secondary benchmark index over the reporting period.

»

An asset allocation decision to overweight EM equities throughout the reporting period contributed to relative performance as the MSCI Emerging Markets Index outperformed the Fund’s secondary benchmark index over the reporting period.

»

An asset allocation decision to underweight external EM debt positively contributed to relative performance as the asset class, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, lagged the Fund’s secondary benchmark index during the reporting period.

22	PIMCO EQUITY SERIES

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish the second half of 2013 and we thank you for your investment in the PIMCO EqS Pathfinder Fund® (the “Fund”). Our commitment continues to be to seek an attractive absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market over the past six months, the Fund itself, and our outlook for 2014.

The Last Six Months in Review

After the equity market retreat late in the second quarter of 2013 due to concerns about U.S. Federal Reserve (“Fed”) Chairman Bernanke’s comments regarding the potential for Fed “tapering” of its bond buying program, equity markets rebounded strongly in the second half of 2013. Most developed markets posted strong gains for the second half of the year, with the MSCI World Index returning 16.83%.

If earnings for the fourth quarter of 2013 come in close to Analysts’ estimates, we believe the earnings growth for the entire year will be approximately 5.5% to 6.0% for the companies in the index. Very much like the previous six months and the previous calendar year 2012, most of the increase in the price of the index will have been driven by Price/Earnings (“PE”) multiple expansion for the second half of 2013 and indeed for the entire year. Very accommodative developed market central banks increased corporate stock buybacks assisted by corporate cash (which is at elevated levels last seen in the 1960s), relatively benign inflation, and attractive earnings and dividend yields on stocks versus other asset classes, continued to provide support for equity market investors. Although the Fund posted a good absolute return over the reporting period, capturing approximately 86% of the market’s return, it lagged the overall broad equity market index (as represented by the MSCI World Index) during the multiple-expansion led equity market rally.

Pathfinder Fund

After the Bernanke-induced market retreat late in the second quarter of 2013, we opportunistically increased our equity investments as prices became attractive, in our view. We initiated positions in Japanese companies such as leading automotive company Toyota Motor, industrial manufacturer Komatsu, consumer products manufacturer and distributor Kao, and U.S.-based dominant securities services company Brink’s. Later in the year, we also initiated positions in the world’s largest VLGC (very large gas carrier), BW LPG, leading enterprise software provider, Oracle, London-based global bank, Barclays, and IBM. Some of our notable performers in the Fund during the reporting period included Logitech International, ING, and Carrefour.

Logitech sells computer peripheral products such as computer mice, keyboards, audio and gaming devices. With 70% of its sales still coming from PC peripherals, Logitech benefited from less pressure in the near term in the core PC segment. The turnaround implemented by the new management team is starting to materialize with the successful launch of new products such as the iPhone game controller.

ING performed well in the second half of the year, advancing off a low valuation level, as the company continued to progress toward splitting and selling off businesses, and separating them from the bank. Furthermore, the value of the bank and other businesses increased from an improved environment for credit and housing in ING’s home market.

Carrefour’s restructuring plan is starting to bear fruit, for the first time in several years, with a recovery in foot traffic, an expansion of the earnings before interest and tax (“EBIT”) margin in its French operations, and some welcome market share gains. Although the improvement was impressive in 2013, we believe more is expected as Carrefour is beginning to simplify the complex logistics of its supply chain and improve its inventory management. Carrefour’s terms with suppliers should improve materially in 2014, in our view, as the result of the combination of better sales momentum and a new and very competent procurement team.

We also had a few stocks in the Fund which did not perform as we expected. Danone, American Capital Agency Corp., and AngloGold Ashanti were three of those holdings that detracted from performance.

Danone, a long-held position in the Fund, and world leading dairy, yogurt, baby, and nutrition manufacturer, was impacted by a precautionary product recall in its infant milk business in Australasia. After investigation, the product recall proved to be unfounded as no contaminated product was used by Danone. Although we think the long-term brand equity is unlikely to be affected, previous examples of product recalls demonstrates that it often takes between six to twelve months for previous sales growth to return to normal after such an incident.

American Capital Agency Corp., a real estate investment trust which invests in Agency securities and mortgage obligations, suffered in the second half of 2013 due to the recent increase in interest rates and pressure on their book value.

AngloGold Ashanti, a South African gold producer, declined alongside the general retreat in the price of gold, as some investors decreased their exposure to gold and other precious metals ahead of a potential Fed tapering.

SEMIANNUAL REPORT	DECEMBER 31, 2013	23

Insights from the Portfolio Managers PIMCO EqS Pathfinder Fund® (Cont.)

Looking Forward

The equity market advance over the six-month reporting period has largely been driven by PE multiple expansion, and some are now postulating that the market as a whole is fairly valued. Ours is not to quibble with others’ views of the market, as we do not invest in markets per se. We invest in individual businesses, when it is appropriate to do so, and only when these businesses meet our investment criteria. That is our investment discipline. We are continuing to find a number of new attractive investments, as noted in the third paragraph in this letter, and we are fully invested today with a full pipeline of ideas percolating in the background.

We would also be remiss if we didn’t remind our readers that assessing downside risk is equally as important to us as is estimating the upside potential in each and every one of our investments. It is our intent to deliver to you a portfolio which offers less volatility on the downside than the overall equity market. In addition, we know that preserving assets in the short-term leads to the more attractive compounding of returns over the long term.

To close our letter, we repeat our thanks for investing with us in the PIMCO EqS Pathfinder Fund®. We maintain our value-driven discipline, seeking the twin goals of capital appreciation and downside risk mitigation. We are privileged to have the opportunity to manage your capital, and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Anne Gudefin, CFA Portfolio Manager

Top 10 Holdings1

Imperial Tobacco Group PLC	3.1%
British American Tobacco PLC	3.0%
Microsoft Corp.	2.9%
Intel Corp.	2.8%
Danone	2.8%
AIA Group Ltd.	2.8%
Marine Harvest ASA	2.7%
Berkshire Hathaway, Inc. ‘B’	2.5%
Carrefour S.A.	2.4%
Seadrill Ltd.	2.3%

Geographic Breakdown1

United States	34.6%
United Kingdom	12.0%
France	9.7%
Switzerland	5.9%
Netherlands	5.3%
Japan	4.6%
Hong Kong	4.2%
Norway	3.5%
Bermuda	3.3%
Germany	2.4%
Denmark	2.1%
Other	6.5%

Sector Breakdown1

Consumer Staples	28.5%
Financials	18.8%
Information Technology	11.9%
Energy	11.6%
Industrials	11.2%
Health Care	5.7%
Consumer Discretionary	3.8%
Other	2.6%

[1]

% of Total Investments as of 12/31/2013. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

24	PIMCO EQUITY SERIES

PIMCO EqS Pathfinder Fund®

Institutional Class - PTHWX	Class A - PATHX
Class P - PTHPX	Class C - PTHCX
Class D - PTHDX	Class R - PTHRX

Cumulative Returns Through December 31, 2013

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (04/14/10)
PIMCO EqS Pathfinder Fund® Institutional Class	14.48%	19.45%	7.38%
PIMCO EqS Pathfinder Fund® Class P	14.35%	19.32%	7.26%
PIMCO EqS Pathfinder Fund® Class D	14.19%	19.07%	6.97%
PIMCO EqS Pathfinder Fund® Class A	14.25%	19.11%	7.00%
PIMCO EqS Pathfinder Fund® Class A (adjusted)	7.97%	12.56%	5.38%
PIMCO EqS Pathfinder Fund® Class C	13.90%	18.25%	6.24%
PIMCO EqS Pathfinder Fund® Class C (adjusted)	12.90%	17.25%	6.24%
PIMCO EqS Pathfinder Fund® Class R	14.12%	18.69%	6.65%
MSCI World Index±	16.83%	26.68%	10.56%

All Fund returns are net of fees and expenses.

* Cumulative return.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 1.08% for the Institutional Class shares, 1.18% for the Class P shares, 1.43% for the Class D shares, 1.43% for the Class A shares, 2.18% for the Class C shares and 1.68% for the Class R shares. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. For performance current to the most recent month-end, visit www.pimco.com/investments.

Portfolio Insights

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The PIMCO EqS Pathfinder Fund® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Fund’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	During the reporting period, the Fund’s Institutional Class shares returned 14.48% after fees, and the Fund’s benchmark index, the MSCI World Index, returned 16.83%.

»

An overweight to and security selection in the consumer staples sector was a significant detractor from returns, as was an underweight to and security selection in the consumer discretionary sector. In addition, the Fund’s modest cash holding also detracted from returns. However, security selection in the financials and utilities sectors benefited returns relative to the Fund’s benchmark index.

»	Holdings in Logitech, ING Groep, and Veolia Environnement benefited performance as prices on these securities appreciated during the reporting period.

»

Holdings in Danone, British American Tobacco, and Imperial Tobacco Group detracted from returns as prices on these securities declined or failed to keep pace with the broader equity market during the reporting period.

»

At the end of the reporting period, the Fund held approximately 99% in equities we believe are undervalued, approximately 1% (on the long side only) in merger arbitrage investments, and held the balance of the portfolio in cash and currency hedges.

SEMIANNUAL REPORT	DECEMBER 31, 2013	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from July 1, 2013 to December 31, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/13)	Ending Account Value (12/31/13)	Expenses Paid During Period*	Beginning Account Value (07/01/13)	Ending Account Value (12/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Dividend and Income Builder Fund
Institutional Class	$1,000.00	$1,108.80	$4.46	$1,000.00	$1,020.97	$4.28	0.84%
Class P	1,000.00	1,108.10	4.99	1,000.00	1,020.47	4.79	0.94
Class D	1,000.00	1,106.90	6.32	1,000.00	1,019.21	6.06	1.19
Class A	1,000.00	1,106.90	6.32	1,000.00	1,019.21	6.06	1.19
Class C	1,000.00	1,102.10	10.28	1,000.00	1,015.43	9.86	1.94
Class R	1,000.00	1,105.50	7.64	1,000.00	1,017.95	7.32	1.44
PIMCO EqS® Dividend Fund
Institutional Class	$1,000.00	$1,112.10	$4.47	$1,000.00	$1,020.97	$4.28	0.84%
Class P	1,000.00	1,111.50	5.00	1,000.00	1,020.47	4.79	0.94
Class D	1,000.00	1,111.00	6.33	1,000.00	1,019.21	6.06	1.19
Class A	1,000.00	1,110.10	6.33	1,000.00	1,019.21	6.06	1.19
Class C	1,000.00	1,106.40	10.30	1,000.00	1,015.43	9.86	1.94
Class R	1,000.00	1,108.80	7.65	1,000.00	1,017.95	7.32	1.44

26	PIMCO EQUITY SERIES

(Unaudited)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/13)	Ending Account Value (12/31/13)	Expenses Paid During Period*	Beginning Account Value (07/01/13)	Ending Account Value (12/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO EqS® Emerging Markets Fund
Institutional Class	$1,000.00	$1,065.40	$6.56	$1,000.00	$1,018.85	$6.41	1.26%
Class P	1,000.00	1,066.70	7.08	1,000.00	1,018.35	6.92	1.36
Administrative Class	1,000.00	1,064.40	7.86	1,000.00	1,017.59	7.68	1.51
Class D	1,000.00	1,064.60	8.38	1,000.00	1,017.09	8.19	1.61
Class A	1,000.00	1,064.60	8.38	1,000.00	1,017.09	8.19	1.61
Class C	1,000.00	1,059.20	12.25	1,000.00	1,013.31	11.98	2.36
Class R	1,000.00	1,062.30	9.67	1,000.00	1,015.83	9.45	1.86
PIMCO EqS® Long/Short Fund
Institutional Class	$1,000.00	$1,137.80	$11.69	$1,000.00	$1,014.27	$11.02	2.17%
Class P	1,000.00	1,136.90	11.53	1,000.00	1,014.42	10.87	2.14
Class D	1,000.00	1,135.10	12.92	1,000.00	1,013.11	12.18	2.40
Class A	1,000.00	1,135.50	13.03	1,000.00	1,013.01	12.28	2.42
Class C	1,000.00	1,131.30	16.76	1,000.00	1,009.48	15.80	3.12
PIMCO Emerging Multi-Asset Fund
Institutional Class	$1,000.00	$1,027.60	$1.43	$1,000.00	$1,023.79	$1.43	0.28%
Class P	1,000.00	1,027.50	1.94	1,000.00	1,023.29	1.94	0.38
Administrative Class	1,000.00	1,026.70	2.71	1,000.00	1,022.53	2.70	0.53
Class D	1,000.00	1,027.20	3.22	1,000.00	1,022.03	3.21	0.63
Class A	1,000.00	1,027.40	3.22	1,000.00	1,022.03	3.21	0.63
Class C	1,000.00	1,022.50	7.04	1,000.00	1,018.25	7.02	1.38
Class R	1,000.00	1,026.40	4.49	1,000.00	1,020.77	4.48	0.88
PIMCO EqS Pathfinder Fund®
Institutional Class	$1,000.00	$1,144.80	$4.87	$1,000.00	$1,020.67	$4.58	0.90%
Class P	1,000.00	1,143.50	5.40	1,000.00	1,020.16	5.09	1.00
Class D	1,000.00	1,141.90	6.75	1,000.00	1,018.90	6.36	1.25
Class A	1,000.00	1,142.50	6.75	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,139.00	10.78	1,000.00	1,015.12	10.16	2.00
Class R	1,000.00	1,141.20	8.10	1,000.00	1,017.64	7.63	1.50

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2013	27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Dividend and Income Builder Fund
Institutional Class
07/01/2013 - 12/31/2013	$11.60	$0.16	$1.10	$1.26	$(0.20)	$0.00	$(0.20)
06/30/2013	10.47	0.54	1.03	1.57	(0.42)	(0.02)	(0.44)
12/14/2011 - 06/30/2012	10.00	0.25	0.47	0.72	(0.25)	0.00	(0.25)
Class P
07/01/2013 - 12/31/2013	11.62	0.15	1.10	1.25	(0.19)	0.00	(0.19)
06/30/2013	10.48	0.54	1.03	1.57	(0.41)	(0.02)	(0.43)
12/14/2011 - 06/30/2012	10.00	0.30	0.42	0.72	(0.24)	0.00	(0.24)
Class D
07/01/2013 - 12/31/2013	11.61	0.14	1.10	1.24	(0.18)	0.00	(0.18)
06/30/2013	10.47	0.46	1.09	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class A
07/01/2013 - 12/31/2013	11.61	0.14	1.10	1.24	(0.18)	0.00	(0.18)
06/30/2013	10.47	0.48	1.07	1.55	(0.39)	(0.02)	(0.41)
12/14/2011 - 06/30/2012	10.00	0.26	0.44	0.70	(0.23)	0.00	(0.23)
Class C
07/01/2013 - 12/31/2013	11.59	0.09	1.09	1.18	(0.13)	0.00	(0.13)
06/30/2013	10.46	0.40	1.06	1.46	(0.31)	(0.02)	(0.33)
12/14/2011 - 06/30/2012	10.00	0.24	0.41	0.65	(0.19)	0.00	(0.19)
Class R
07/01/2013 - 12/31/2013	11.61	0.12	1.10	1.22	(0.16)	0.00	(0.16)
06/30/2013	10.47	0.36	1.16	1.52	(0.36)	(0.02)	(0.38)
12/14/2011 - 06/30/2012	10.00	0.25	0.43	0.68	(0.21)	0.00	(0.21)

PIMCO EqS® Dividend Fund
Institutional Class
07/01/2013 - 12/31/2013	$11.87	$0.16	$1.14	$1.30	$(0.26)	$(0.62)	$(0.88)
06/30/2013	10.47	0.43	1.37	1.80	(0.37)	(0.03)	(0.40)
12/14/2011 - 06/30/2012	10.00	0.28	0.42	0.70	(0.23)	0.00	(0.23)
Class P
07/01/2013 - 12/31/2013	11.88	0.15	1.14	1.29	(0.25)	(0.62)	(0.87)
06/30/2013	10.48	0.47	1.32	1.79	(0.36)	(0.03)	(0.39)
12/14/2011 - 06/30/2012	10.00	0.29	0.41	0.70	(0.22)	0.00	(0.22)
Class D
07/01/2013 - 12/31/2013	11.87	0.13	1.16	1.29	(0.24)	(0.62)	(0.86)
06/30/2013	10.48	0.40	1.36	1.76	(0.34)	(0.03)	(0.37)
12/14/2011 - 06/30/2012	10.00	0.30	0.39	0.69	(0.21)	0.00	(0.21)
Class A
07/01/2013 - 12/31/2013	11.88	0.13	1.15	1.28	(0.24)	(0.62)	(0.86)
06/30/2013	10.48	0.42	1.35	1.77	(0.34)	(0.03)	(0.37)
12/14/2011 - 06/30/2012	10.00	0.27	0.42	0.69	(0.21)	0.00	(0.21)
Class C
07/01/2013 - 12/31/2013	11.84	0.09	1.14	1.23	(0.19)	(0.62)	(0.81)
06/30/2013	10.45	0.36	1.32	1.68	(0.26)	(0.03)	(0.29)
12/14/2011 - 06/30/2012	10.00	0.23	0.39	0.62	(0.17)	0.00	(0.17)
Class R
07/01/2013 - 12/31/2013	11.87	0.12	1.14	1.26	(0.22)	(0.62)	(0.84)
06/30/2013	10.47	0.36	1.38	1.74	(0.31)	(0.03)	(0.34)
12/14/2011 - 06/30/2012	10.00	0.18	0.48	0.66	(0.19)	0.00	(0.19)

PIMCO EqS® Emerging Markets Fund
Institutional Class
07/01/2013 - 12/31/2013	$8.26	$(0.01)	$0.55	$0.54	$0.00	$0.00	$0.00
06/30/2013	7.97	0.13	0.25	0.38	(0.09)	0.00	(0.09)
06/30/2012	10.19	0.08	(2.27)	(2.19)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.05	0.14	0.19	0.00	0.00	0.00

Please see footnotes on page 34.

28	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$12.66	10.88%	$86,941	0.84	%*	1.00	%*	0.84	%*	1.00	%*	2.55	%*	32%
11.60	15.17	69,203	0.83		1.00		0.83		1.00		4.66		75
10.47	7.17	11,170	0.83	*	1.57	*	0.83	*	1.57	*	4.35	*	28

12.68	10.81	134,272	0.94	*	1.10	*	0.94	*	1.10	*	2.48	*	32
11.62	15.15	85,724	0.93		1.10		0.93		1.10		4.62		75
10.48	7.21	8,207	0.93	*	2.47	*	0.93	*	2.47	*	5.28	*	28

12.67	10.69	34,185	1.19	*	1.35	*	1.19	*	1.35	*	2.22	*	32
11.61	14.91	23,204	1.18		1.35		1.18		1.35		4.00		75
10.47	6.98	2,306	1.18	*	2.26	*	1.18	*	2.26	*	4.52	*	28

12.67	10.69	281,654	1.19	*	1.35	*	1.19	*	1.35	*	2.23	*	32
11.61	14.91	117,579	1.18		1.35		1.18		1.35		4.18		75
10.47	6.98	13,314	1.18	*	2.43	*	1.18	*	2.43	*	4.62	*	28

12.64	10.21	291,833	1.94	*	2.10	*	1.94	*	2.10	*	1.49	*	32
11.59	14.08	86,879	1.93		2.10		1.93		2.10		3.42		75
10.46	6.46	8,000	1.93	*	3.46	*	1.93	*	3.46	*	4.27	*	28

12.67	10.55	405	1.44	*	1.60	*	1.44	*	1.60	*	1.93	*	32
11.61	14.66	217	1.43		1.60		1.43		1.60		3.24		75
10.47	6.84	415	1.43	*	2.32	*	1.43	*	2.32	*	4.30	*	28

$12.29	11.21%	$495,083	0.84	%*	1.00	%*	0.84	%*	1.00	%*	2.51	%*	48%
11.87	17.32	579,198	0.83		1.00		0.83		1.00		3.74		108
10.47	6.95	315,513	0.83	*	1.20	*	0.83	*	1.20	*	4.98	*	21

12.30	11.15	4,200	0.94	*	1.10	*	0.94	*	1.10	*	2.37	*	48
11.88	17.21	1,435	0.93		1.10		0.93		1.10		3.98		108
10.48	7.00	71	0.93	*	1.33	*	0.93	*	1.33	*	5.11	*	21

12.30	11.10	11,177	1.19	*	1.35	*	1.19	*	1.35	*	2.15	*	48
11.87	16.85	7,801	1.18		1.35		1.18		1.35		3.41		108
10.48	6.86	1,251	1.18	*	1.67	*	1.18	*	1.67	*	5.25	*	21

12.30	11.01	59,493	1.19	*	1.35	*	1.19	*	1.35	*	2.13	*	48
11.88	16.95	27,729	1.18		1.35		1.18		1.35		3.63		108
10.48	6.86	2,529	1.18	*	1.51	*	1.18	*	1.51	*	4.74	*	21

12.26	10.64	38,266	1.94	*	2.10	*	1.94	*	2.10	*	1.39	*	48
11.84	16.14	14,150	1.93		2.10		1.93		2.10		3.05		108
10.45	6.19	1,275	1.93	*	2.26	*	1.93	*	2.26	*	4.11	*	21

12.29	10.88	111	1.44	*	1.60	*	1.44	*	1.60	*	1.89	*	48
11.87	16.71	100	1.43		1.60		1.43		1.60		3.05		108
10.47	6.63	11	1.43	*	1.67	*	1.43	*	1.67	*	3.24	*	21

$8.80	6.54%	$419,603	1.26	%*	1.46	%*	1.26	%*	1.46	%*	(0.18	)%*	31%
8.26	4.68	496,172	1.26		1.46		1.26		1.46		1.46		85
7.97	(21.51)	514,884	1.25		1.46		1.25		1.45		0.94		92
10.19	1.90	353,099	1.25	*	1.62	*	1.25	*	1.62	*	1.77	*	41

Please see footnotes on page 34.

SEMIANNUAL REPORT	DECEMBER 31, 2013	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO EqS® Emerging Markets Fund (Cont.)
Class P
07/01/2013 - 12/31/2013	$8.24	$(0.01)	$0.56	$0.55	$0.00	$0.00	$0.00
06/30/2013	7.97	0.33	0.03	0.36	(0.09)	0.00	(0.09)
06/30/2012	10.19	0.06	(2.25)	(2.19)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.04	0.15	0.19	0.00	0.00	0.00
Administrative Class
07/01/2013 - 12/31/2013	8.23	(0.02)	0.55	0.53	0.00	0.00	0.00
06/30/2013	7.96	0.11	0.24	0.35	(0.08)	0.00	(0.08)
06/30/2012	10.18	0.06	(2.27)	(2.21)	(0.00)^	(0.01)	(0.01)
04/19/2011 - 06/30/2011	10.51	0.04	(0.37)	(0.33)	0.00	0.00	0.00
Class D
07/01/2013 - 12/31/2013	8.20	(0.02)	0.55	0.53	0.00	0.00	0.00
06/30/2013	7.93	0.09	0.26	0.35	(0.08)	0.00	(0.08)
06/30/2012	10.18	0.00 ^	(2.22)	(2.22)	(0.02)	(0.01)	(0.03)
03/22/2011 - 06/30/2011	10.00	0.06	0.12	0.18	0.00	0.00	0.00
Class A
07/01/2013 - 12/31/2013	8.20	(0.02)	0.55	0.53	0.00	0.00	0.00
06/30/2013	7.94	0.13	0.21	0.34	(0.08)	0.00	(0.08)
06/30/2012	10.18	0.08	(2.31)	(2.23)	(0.00)^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.05	0.13	0.18	0.00	0.00	0.00
Class C
07/01/2013 - 12/31/2013	8.11	(0.06)	0.54	0.48	0.00	0.00	0.00
06/30/2013	7.88	0.07	0.21	0.28	(0.05)	0.00	(0.05)
06/30/2012	10.17	0.01	(2.29)	(2.28)	(0.00)^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.03	0.14	0.17	0.00	0.00	0.00
Class R
07/01/2013 - 12/31/2013	8.19	(0.03)	0.54	0.51	0.00	0.00	0.00
06/30/2013	7.93	0.08	0.24	0.32	(0.06)	0.00	(0.06)
06/30/2012	10.18	0.01	(2.25)	(2.24)	(0.00)^	(0.01)	(0.01)
03/22/2011 - 06/30/2011	10.00	0.06	0.12	0.18	0.00	0.00	0.00

PIMCO EqS® Long/Short Fund
Institutional Class
07/01/2013 - 12/31/2013	$11.09	$(0.07)	$1.59	$1.52	$(0.06)	$(0.61)	$(0.67)
06/30/2013	9.71	0.15	1.27	1.42	(0.04)	0.00	(0.04)
04/20/2012 - 06/30/2012	10.00	(0.02)	(0.27)	(0.29)	0.00	0.00	0.00
Class P
07/01/2013 - 12/31/2013	11.08	(0.07)	1.58	1.51	(0.07)	(0.61)	(0.68)
06/30/2013	9.70	(0.05)	1.47	1.42	(0.04)	0.00	(0.04)
04/30/2012 - 06/30/2012	10.00	(0.02)	(0.28)	(0.30)	0.00	0.00	0.00
Class D
07/01/2013 - 12/31/2013	11.06	(0.09)	1.58	1.49	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	(0.10)	1.48	1.38	(0.02)	0.00	(0.02)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class A
07/01/2013 - 12/31/2013	11.05	(0.08)	1.57	1.49	(0.06)	(0.61)	(0.67)
06/30/2013	9.70	0.00 ^	1.38	1.38	(0.03)	0.00	(0.03)
04/30/2012 - 06/30/2012	10.00	(0.03)	(0.27)	(0.30)	0.00	0.00	0.00
Class C
07/01/2013 - 12/31/2013	10.98	(0.12)	1.56	1.44	(0.05)	(0.61)	(0.66)
06/30/2013	9.69	0.01	1.29	1.30	(0.01)	0.00	(0.01)
04/30/2012 - 06/30/2012	10.00	(0.04)	(0.27)	(0.31)	0.00	0.00	0.00

Please see footnotes on page 34.

30	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$8.79	6.67%	$6,219	1.36	%*	1.56	%*	1.36	%*	1.56	%*	(0.34	)%*	31%
8.24	4.46	7,615	1.36		1.56		1.36		1.56		3.81		85
7.97	(21.52)	63	1.35		1.56		1.35		1.55		0.68		92
10.19	1.90	37	1.35	*	1.94	*	1.35	*	1.94	*	1.42	*	41

8.76	6.44	44	1.51	*	1.71	*	1.51	*	1.71	*	(0.43	)*	31
8.23	4.36	42	1.51		1.71		1.51		1.71		1.32		85
7.96	(21.72)	34	1.50		1.72		1.50		1.72		0.74		92
10.18	(3.14)	10	1.50	*	1.90	*	1.50	*	1.90	*	1.72	*	41

8.73	6.46	1,196	1.61	*	1.81	*	1.61	*	1.81	*	(0.53	)*	31
8.20	4.31	1,097	1.61		1.81		1.61		1.81		0.99		85
7.93	(21.83)	989	1.60		1.82		1.60		1.81		(0.02)		92
10.18	1.80	1,080	1.60	*	2.11	*	1.60	*	2.11	*	1.98	*	41

8.73	6.46	6,274	1.61	*	1.81	*	1.61	*	1.81	*	(0.56	)*	31
8.20	4.23	4,324	1.61		1.81		1.61		1.81		1.51		85
7.94	(21.89)	2,469	1.60		1.81		1.60		1.80		0.90		92
10.18	1.80	764	1.60	*	2.02	*	1.60	*	2.02	*	1.89	*	41

8.59	5.92	1,886	2.36	*	2.56	*	2.36	*	2.56	*	(1.36	)*	31
8.11	3.54	1,371	2.36		2.56		2.36		2.56		0.83		85
7.88	(22.43)	675	2.35		2.57		2.35		2.56		0.12		92
10.17	1.70	98	2.35	*	2.80	*	2.35	*	2.80	*	0.98	*	41

8.70	6.23	26	1.86	*	2.06	*	1.86	*	2.06	*	(0.79	)*	31
8.19	4.04	25	1.86		2.06		1.86		2.06		0.92		85
7.93	(22.01)	24	1.85		2.07		1.85		2.06		0.06		92
10.18	1.80	39	1.85	*	2.34	*	1.85	*	2.34	*	1.97	*	41

$11.94	13.78%	$498,922	2.17	%*	2.22	%*	1.46	%*	1.51	%*	(1.25	)%*	250%
11.09	14.66	329,610	2.65		2.75		1.40		1.50		1.45		528
9.71	(2.90)	212,229	1.52	*	2.41	*	1.40	*	2.29	*	(1.30	)*	113

11.91	13.69	117,805	2.14	*	2.19	*	1.56	*	1.61	*	(1.14	)*	250
11.08	14.77	15,664	3.94		4.04		1.50		1.60		(0.48)		528
9.70	(3.00)	10	1.62	*	2.40	*	1.50	*	2.28	*	(1.34	)*	113

11.88	13.51	64,838	2.40	*	2.45	*	1.81	*	1.86	*	(1.42	)*	250
11.06	14.31	12,421	3.95		4.05		1.75		1.85		(0.97)		528
9.70	(3.00)	111	1.87	*	3.97	*	1.77	*	3.87	*	(1.72	)*	113

11.87	13.55	211,793	2.42	*	2.47	*	1.81	*	1.86	*	(1.37	)*	250
11.05	14.27	24,759	3.62		3.72		1.75		1.85		(0.03)		528
9.70	(3.00)	1,219	1.87	*	3.17	*	1.74	*	3.04	*	(1.70	)*	113

11.76	13.13	118,302	3.12	*	3.17	*	2.56	*	2.61	*	(2.07	)*	250
10.98	13.41	9,530	4.04		4.14		2.50		2.60		0.13		528
9.69	(3.10)	53	2.62	*	4.50	*	2.52	*	4.40	*	(2.46	)*	113

Please see footnotes on page 34.

SEMIANNUAL REPORT	DECEMBER 31, 2013	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Emerging Multi-Asset Fund
Institutional Class
07/01/2013 - 12/31/2013	$8.60	$0.13		$0.11	$0.24	$(0.15)	$0.00	$(0.15)
06/30/2013	8.71	0.24		(0.08)	0.16	(0.27)	0.00	(0.27)
06/30/2012	9.89	0.14		(1.27)	(1.13)	(0.05)	0.00	(0.05)
04/12/2011 - 06/30/2011	10.00	0.02		(0.13)	(0.11)	0.00	0.00	0.00
Class P
07/01/2013 - 12/31/2013	8.58	0.13		0.11	0.24	(0.15)	0.00	(0.15)
06/30/2013	8.69	0.24		(0.09)	0.15	(0.26)	0.00	(0.26)
06/30/2012	9.90	0.15		(1.31)	(1.16)	(0.05)	0.00	(0.05)
04/12/2011 - 06/30/2011	10.00	0.02		(0.12)	(0.10)	0.00	0.00	0.00
Administrative Class
07/01/2013 - 12/31/2013	8.55	0.12		0.11	0.23	(0.14)	0.00	(0.14)
06/30/2013	8.69	0.15		(0.01)	0.14	(0.28)	0.00	(0.28)
06/30/2012	9.89	0.12		(1.28)	(1.16)	(0.04)	0.00	(0.04)
04/19/2011 - 06/30/2011	10.02	0.02		(0.15)	(0.13)	0.00	0.00	0.00
Class D
07/01/2013 - 12/31/2013	8.57	0.12		0.11	0.23	(0.13)	0.00	(0.13)
06/30/2013	8.70	0.20		(0.08)	0.12	(0.25)	0.00	(0.25)
06/30/2012	9.89	0.11		(1.27)	(1.16)	(0.03)	0.00	(0.03)
04/12/2011 - 06/30/2011	10.00	0.02		(0.13)	(0.11)	0.00	0.00	0.00
Class A
07/01/2013 - 12/31/2013	8.54	0.12		0.11	0.23	(0.13)	0.00	(0.13)
06/30/2013	8.68	0.23		(0.12)	0.11	(0.25)	0.00	(0.25)
06/30/2012	9.88	0.12		(1.28)	(1.16)	(0.04)	0.00	(0.04)
04/12/2011 - 06/30/2011	10.00	0.02		(0.14)	(0.12)	0.00	0.00	0.00
Class C
07/01/2013 - 12/31/2013	8.46	0.08		0.11	0.19	(0.10)	0.00	(0.10)
06/30/2013	8.62	0.15		(0.09)	0.06	(0.22)	0.00	(0.22)
06/30/2012	9.88	0.05		(1.29)	(1.24)	(0.02)	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.00	^	(0.12)	(0.12)	0.00	0.00	0.00
Class R
07/01/2013 - 12/31/2013	8.51	0.11		0.11	0.22	(0.12)	0.00	(0.12)
06/30/2013	8.68	0.23		(0.13)	0.10	(0.27)	0.00	(0.27)
06/30/2012	9.88	0.09		(1.27)	(1.18)	(0.02)	0.00	(0.02)
04/12/2011 - 06/30/2011	10.00	0.01		(0.13)	(0.12)	0.00	0.00	0.00

PIMCO EqS Pathfinder Fund®
Institutional Class
07/01/2013 - 12/31/2013	$10.82	$0.09		$1.47	$1.56	$(0.18)	$(0.23)	$(0.41)
06/30/2013	10.11	0.25		0.77	1.02	(0.31)	0.00	(0.31)
06/30/2012	10.65	0.18		(0.62)	(0.44)	(0.07)	(0.03)	(0.10)
06/30/2011	9.23	0.19		1.34	1.53	(0.09)	(0.02)	(0.11)
04/14/2010 - 06/30/2010	10.00	0.07		(0.84)	(0.77)	0.00	0.00	0.00
Class P
07/01/2013 - 12/31/2013	10.80	0.08		1.46	1.54	(0.17)	(0.23)	(0.40)
06/30/2013	10.09	0.25		0.76	1.01	(0.30)	0.00	(0.30)
06/30/2012	10.64	0.17		(0.63)	(0.46)	(0.06)	(0.03)	(0.09)
06/30/2011	9.23	0.18		1.34	1.52	(0.09)	(0.02)	(0.11)
04/14/2010 - 06/30/2010	10.00	0.07		(0.84)	(0.77)	0.00	0.00	0.00
Class D
07/01/2013 - 12/31/2013	10.74	0.07		1.44	1.51	(0.15)	(0.23)	(0.38)
06/30/2013	10.05	0.21		0.77	0.98	(0.29)	0.00	(0.29)
06/30/2012	10.61	0.13		(0.61)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.21	0.16		1.34	1.50	(0.08)	(0.02)	(0.10)
04/14/2010 - 06/30/2010	10.00	0.06		(0.85)	(0.79)	0.00	0.00	0.00

Please see footnotes on page 34.

32	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$8.69	2.76%	$27,787	0.28	%*	1.37	%*	0.28	%*	1.37	%*	2.99	%*	15%
8.60	1.60	36,051	0.35		1.36		0.35		1.36		2.62		53
8.71	(11.45)	29,987	0.53		1.38		0.53		1.38		1.62		41
9.89	(1.10)	9,755	0.53	*	6.96	*	0.53	*	6.96	*	1.13	*	0

8.67	2.75	1,977	0.38	*	1.47	*	0.38	*	1.47	*	2.89	*	15
8.58	1.53	1,998	0.45		1.46		0.45		1.46		2.62		53
8.69	(11.69)	2,019	0.63		1.48		0.63		1.48		1.71		41
9.90	(1.00)	74	0.63	*	17.34	*	0.63	*	17.34	*	0.96	*	0

8.64	2.67	1,905	0.53	*	1.62	*	0.53	*	1.62	*	2.76	*	15
8.55	1.35	2,051	0.60		1.61		0.60		1.61		1.60		53
8.69	(11.75)	28	0.78		1.63		0.78		1.63		1.36		41
9.89	(1.30)	10	0.78	*	6.47	*	0.78	*	6.47	*	0.88	*	0

8.67	2.72	5,686	0.63	*	1.72	*	0.63	*	1.72	*	2.69	*	15
8.57	1.17	5,669	0.70		1.71		0.70		1.71		2.23		53
8.70	(11.77)	4,912	0.88		1.73		0.88		1.73		1.20		41
9.89	(1.10)	2,745	0.88	*	8.20	*	0.88	*	8.20	*	0.81	*	0

8.64	2.74	11,537	0.63	*	1.72	*	0.63	*	1.72	*	2.63	*	15
8.54	1.12	12,333	0.70		1.71		0.70		1.71		2.46		53
8.68	(11.72)	10,147	0.88		1.73		0.88		1.73		1.32		41
9.88	(1.20)	1,801	0.88	*	9.28	*	0.88	*	9.28	*	0.82	*	0

8.55	2.25	4,652	1.38	*	2.47	*	1.38	*	2.47	*	1.91	*	15
8.46	0.56	5,101	1.45		2.46		1.45		2.46		1.68		53
8.62	(12.51)	3,868	1.63		2.48		1.63		2.48		0.57		41
9.88	(1.20)	649	1.63	*	9.73	*	1.63	*	9.73	*	0.08	*	0

8.61	2.64	31	0.88	*	1.97	*	0.88	*	1.97	*	2.45	*	15
8.51	0.96	30	0.95		1.96		0.95		1.96		2.47		53
8.68	(11.98)	9	1.13		1.98		1.13		1.98		0.99		41
9.88	(1.20)	10	1.13	*	6.40	*	1.13	*	6.40	*	0.50	*	0

$11.97	14.48%	$2,623,946	0.90	%*	1.07	%*	0.90	%*	1.07	%*	1.53	%*	23%
10.82	10.19	1,691,850	0.90		1.10		0.89		1.09		2.38		29
10.11	(4.09)	1,930,637	0.92		1.09		0.90		1.07		1.80		32
10.65	16.68	1,338,509	0.92		1.10		0.89		1.07		1.87		35
9.23	(7.70)	542,879	0.98	*	1.21	*	0.89	*	1.12	*	3.53	*	4

11.94	14.35	79,904	1.00	*	1.17	*	1.00	*	1.17	*	1.43	*	23
10.80	10.12	62,479	1.00		1.20		0.99		1.19		2.34		29
10.09	(4.23)	67,977	1.02		1.19		1.00		1.17		1.70		32
10.64	16.55	45,785	1.02		1.20		0.99		1.17		1.72		35
9.23	(7.70)	970	1.08	*	1.31	*	0.99	*	1.22	*	3.36	*	4

11.87	14.19	18,497	1.25	*	1.42	*	1.25	*	1.42	*	1.15	*	23
10.74	9.89	17,730	1.25		1.45		1.24		1.44		2.01		29
10.05	(4.52)	18,469	1.27		1.45		1.26		1.42		1.33		32
10.61	16.39	24,352	1.27		1.45		1.24		1.42		1.55		35
9.21	(7.90)	7,084	1.33	*	1.56	*	1.24	*	1.47	*	3.13	*	4

Please see footnotes on page 34.

SEMIANNUAL REPORT	DECEMBER 31, 2013	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO EqS Pathfinder Fund® (Cont.)
Class A
07/01/2013 - 12/31/2013	$10.78	$0.07	$1.46	$1.53	$(0.16)	$(0.23)	$(0.39)
06/30/2013	10.08	0.22	0.76	0.98	(0.28)	0.00	(0.28)
06/30/2012	10.64	0.14	(0.62)	(0.48)	(0.05)	(0.03)	(0.08)
06/30/2011	9.22	0.17	1.33	1.50	(0.06)	(0.02)	(0.08)
04/14/2010 - 06/30/2010	10.00	0.07	(0.85)	(0.78)	0.00	0.00	0.00
Class C
07/01/2013 - 12/31/2013	10.60	0.03	1.43	1.46	(0.12)	(0.23)	(0.35)
06/30/2013	9.96	0.13	0.75	0.88	(0.24)	0.00	(0.24)
06/30/2012	10.55	0.06	(0.61)	(0.55)	(0.01)	(0.03)	(0.04)
06/30/2011	9.21	0.11	1.31	1.42	(0.06)	(0.02)	(0.08)
04/14/2010 - 06/30/2010	10.00	0.05	(0.84)	(0.79)	0.00	0.00	0.00
Class R
07/01/2013 - 12/31/2013	10.66	0.05	1.44	1.49	(0.14)	(0.23)	(0.37)
06/30/2013	10.00	0.20	0.74	0.94	(0.28)	0.00	(0.28)
06/30/2012	10.59	0.07	(0.59)	(0.52)	(0.04)	(0.03)	(0.07)
06/30/2011	9.21	0.12	1.35	1.47	(0.07)	(0.02)	(0.09)
04/14/2010 - 06/30/2010	10.00	0.06	(0.85)	(0.79)	0.00	0.00	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

34	PIMCO EQUITY SERIES	See Accompanying Notes

(Unaudited)

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$11.92	14.25%	$76,995	1.25	%*	1.42	%*	1.25	%*	1.42	%*	1.18	%*	23%
10.78	9.88	59,746	1.25		1.45		1.24		1.44		2.04		29
10.08	(4.50)	69,910	1.27		1.43		1.26		1.42		1.37		32
10.64	16.30	89,571	1.27		1.45		1.24		1.42		1.64		35
9.22	(7.80)	15,436	1.33	*	1.56	*	1.24	*	1.47	*	3.28	*	4

11.71	13.90	52,407	2.00	*	2.17	*	2.00	*	2.17	*	0.44	*	23
10.60	8.95	35,754	2.00		2.20		1.99		2.19		1.24		29
9.96	(5.15)	47,006	2.02		2.21		2.00		2.17		0.65		32
10.55	15.50	50,672	2.02		2.20		1.99		2.17		1.04		35
9.21	(7.90)	6,668	2.08	*	2.31	*	1.99	*	2.22	*	2.43	*	4

11.78	14.12	21	1.50	*	1.67	*	1.50	*	1.67	*	0.94	*	23
10.66	9.48	15	1.50		1.70		1.49		1.69		1.92		29
10.00	(4.86)	11	1.52		1.67		1.51		1.66		0.71		32
10.59	16.02	102	1.52		1.70		1.49		1.67		1.21		35
9.21	(7.90)	9	1.58	*	1.81	*	1.49	*	1.72	*	2.91	*	4

SEMIANNUAL REPORT	DECEMBER 31, 2013	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Dividend and Income Builder Fund	PIMCO EqS® Dividend Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund

Assets:
Investments, at value
Investments in securities*	$811,897	$600,369	$379,667	$875,081
Investments in Affiliates	19,470	4,290	53,254	150,648
Financial Derivative Instruments
Exchange-traded or centrally cleared	43	19	5	416
Over the counter	1,928	1,931	7,141	84
Cash	0	0	5	1
Deposits with counterparty	1,340	751	242	116,135
Foreign currency, at value	2,600	1,256	441	0
Receivable for investments sold	1,564	1,281	3,719	44,409
Receivable for Fund shares sold	8,275	923	571	8,967
Interest and dividends receivable	2,490	2,082	84	573
Dividends receivable from Affiliates	5	1	14	42
	849,612	612,903	445,143	1,196,356

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$0	$0	$0	$136,766
Financial Derivative Instruments
Exchange-traded or centrally cleared	145	113	7	254
Over the counter	865	972	5,190	355
Payable for investments purchased	9,801	673	446	44,734
Payable for investments in Affiliates purchased	5	1	14	42
Deposits from counterparty	5,025	1,765	3,370	290
Payable for Fund shares redeemed	2,331	513	382	896
Dividends payable	1,243	36	0	0
Accrued investment advisory fees	347	274	300	803
Accrued supervisory and administrative fees	255	164	170	384
Accrued distribution fees	178	26	1	76
Accrued servicing fees	112	20	2	59
Reimbursement to PIMCO	15	16	12	15
Other liabilities	0	0	1	22
	20,322	4,573	9,895	184,696

Net Assets	$829,290	$608,330	$435,248	$1,011,660

Net Assets Consist of:
Paid in capital	$769,373	$531,119	$471,050	$947,804
Undistributed (overdistributed) net investment income	(1,028)	(2,239)	1,213	(4,525)
Accumulated undistributed net realized gain (loss)	(566)	7,788	(45,168)	6,716
Net unrealized appreciation	61,511	71,662	8,153	61,665
	$829,290	$608,330	$435,248	$1,011,660

Cost of Investments in Securities	$751,129	$529,287	$373,578	$809,780
Cost of Investments in Affiliates	$19,470	$4,290	$53,261	$150,654
Cost of Foreign Currency Held	$2,602	$1,258	$440	$0
Proceeds Received on Short Sales	$0	$0	$0	$134,202
Cost or Premiums of Financial Derivative Instruments, net	$0	$0	$(25)	$882

* Includes repurchase agreements of:	$3,872	$1,458	$117	$2,085

36	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO Dividend and Income Builder Fund	PIMCO EqS® Dividend Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund

Net Assets:
Institutional Class	$86,941	$495,083	$419,603	$498,922
Class P	134,272	4,200	6,219	117,805
Administrative Class	NA	NA	44	NA
Class D	34,185	11,177	1,196	64,838
Class A	281,654	59,493	6,274	211,793
Class C	291,833	38,266	1,886	118,302
Class R	405	111	26	NA

Shares Issued and Outstanding:
Institutional Class	6,866	40,273	47,694	41,795
Class P	10,593	341	708	9,894
Administrative Class	NA	NA	5	NA
Class D	2,699	909	137	5,459
Class A	22,237	4,836	719	17,845
Class C	23,081	3,122	219	10,063
Class R	32	9	3	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$12.66	$12.29	$8.80	$11.94
Class P	12.68	12.30	8.79	11.91
Administrative Class	NA	NA	8.76	NA
Class D	12.67	12.30	8.73	11.88
Class A	12.67	12.30	8.73	11.87
Class C	12.64	12.26	8.59	11.76
Class R	12.67	12.29	8.70	NA

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	DECEMBER 31, 2013	37

Consolidated Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Pathfinder Fund®

Assets:
Investments, at value
Investments in securities*	$0	$2,727,641
Investments in Affiliates	52,708	152,207
Financial Derivative Instruments
Exchange-traded or centrally cleared	77	0
Over the counter	167	14,274
Cash	28	10
Deposits with counterparty	32	610
Foreign currency, at value	35	785
Receivable for investments sold	0	200
Receivable for investments in Affiliates sold	675	0
Receivable for Fund shares sold	48	2,006
Interest and dividends receivable	0	4,056
Dividends receivable from Affiliates	103	35
Reimbursement receivable from PIMCO	1	0
	53,874	2,901,824

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$26	$0
Over the counter	105	24,047
Payable for investments purchased	0	1,290
Payable for investments in Affiliates purchased	103	35
Deposits from counterparty	0	8,945
Payable for Fund shares redeemed	42	13,460
Accrued investment advisory fees	0	1,399
Accrued supervisory and administrative fees	14	730
Accrued distribution fees	5	36
Accrued servicing fees	4	26
Reimbursement to PIMCO	0	58
Other liabilities	0	28
	299	50,054

Net Assets	$53,575	$2,851,770

Net Assets Consist of:
Paid in capital	$59,208	$2,454,207
Undistributed (overdistributed) net investment income	390	(8,075)
Accumulated undistributed net realized gain (loss)	(2,945)	1,248
Net unrealized appreciation (depreciation)	(3,078)	404,390
	$53,575	$2,851,770

Cost of Investments in Securities	$0	$2,313,500
Cost of Investments in Affiliates	$55,822	$152,227
Cost of Foreign Currency Held	$34	$783
Cost or Premiums of Financial Derivative Instruments, net	$79	$0

* Includes repurchase agreements of:	$0	$1,191

38	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Pathfinder Fund®

Net Assets:
Institutional Class	$27,787	$2,623,946
Class P	1,977	79,904
Administrative Class	1,905	NA
Class D	5,686	18,497
Class A	11,537	76,995
Class C	4,652	52,407
Class R	31	21

Shares Issued and Outstanding:
Institutional Class	3,197	219,243
Class P	228	6,692
Administrative Class	220	NA
Class D	656	1,558
Class A	1,335	6,461
Class C	544	4,477
Class R	4	2

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$8.69	$11.97
Class P	8.67	11.94
Administrative Class	8.64	NA
Class D	8.67	11.87
Class A	8.64	11.92
Class C	8.55	11.71
Class R	8.61	11.78

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

SEMIANNUAL REPORT	DECEMBER 31, 2013	39

Statements of Operations

Six Months Ended December 31, 2013 (Unaudited)
(Amounts in thousands)	PIMCO Dividend and Income Builder Fund	PIMCO EqS® Dividend Fund	PIMCO EqS® Emerging Markets Fund	PIMCO EqS® Long/Short Fund

Investment Income:
Interest	$1,350	$0	$8	$10
Dividends, net of foreign taxes*	9,169	10,826	2,524	2,809
Dividends from Investments in Affiliates	36	17	57	180
Total Income	10,555	10,843	2,589	2,999

Expenses:
Investment advisory fees	2,136	2,243	2,401	3,265
Supervisory and administrative fees	1,200	1,021	1,088	1,529
Distribution and/or servicing fees - Class D	36	12	2	44
Distribution fees - Class C	743	114	5	188
Distribution fees - Class R	1	0	0	0
Servicing fees - Class A	259	59	7	125
Servicing fees - Class C	248	38	2	63
Dividends on short sales	0	0	0	1,881
Interest expense	2	1	4	215
Miscellaneous expense	16	18	13	53
Total Expenses	4,641	3,506	3,522	7,363
Waiver and/or Reimbursement by PIMCO	(496)	(522)	(482)	(158)
Net Expenses	4,145	2,984	3,040	7,205

Net Investment Income (Loss)	6,410	7,859	(451)	(4,206)

Net Realized Gain (Loss):
Investments in securities	3,404	22,725	(512)	50,780
Investments in Affiliates	1	(1)	0	(27)
Exchange-traded or centrally cleared financial derivative instruments	(2,563)	(2,944)	(984)	564
Over the counter financial derivative instruments	433	(50)	(3,655)	(578)
Short sales	0	0	0	(7,042)
Foreign currency	149	197	(243)	(185)
Net Realized Gain (Loss)	1,424	19,927	(5,394)	43,512

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	53,863	38,898	27,675	50,061
Investments in Affiliates	(2)	0	(7)	(7)
Exchange-traded or centrally cleared financial derivative instruments	(231)	(633)	95	(3,090)
Over the counter financial derivative instruments	729	791	8,935	(472)
Short sales	0	0	0	(9,121)
Foreign currency assets and liabilities	72	147	(24)	271
Net Change in Unrealized Appreciation	54,431	39,203	36,674	37,642
Net Gain	55,855	59,130	31,280	81,154

Net Increase in Net Assets Resulting from Operations	$62,265	$66,989	$30,829	$76,948

* Foreign tax withholdings - Dividends	$421	$537	$214	$17

40	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended December 31, 2013 (Unaudited)
(Amounts in thousands)	PIMCO Emerging Multi-Asset Fund	PIMCO EqS Pathfinder Fund®

Investment Income:
Interest	$0	$3
Dividends, net of foreign taxes*	0	28,532
Dividends from Investments in Affiliates	995	200
Total Income	995	28,735

Expenses:
Investment advisory fees	275	8,932
Supervisory and administrative fees	150	3,675
Distribution and/or servicing fees - Administrative Class	3	0
Distribution and/or servicing fees - Class D	8	22
Distribution fees - Class C	18	166
Servicing fees - Class A	15	86
Servicing fees - Class C	6	55
Dividends on short sales	0	43
Interest expense	0	20
Miscellaneous expense	2	64
Total Expenses	477	13,063
Waiver and/or Reimbursement by PIMCO	(329)	(1,988)
Net Expenses	148	11,075

Net Investment Income	847	17,660

Net Realized Gain (Loss):
Investments in securities	153	64,770
Investments in Affiliates	(1,022)	29
Exchange-traded or centrally cleared financial derivative instruments	(251)	90
Over the counter financial derivative instruments	(128)	(4,293)
Short sales	0	(1,988)
Foreign currency	(1)	(288)
Net Realized Gain (Loss)	(1,249)	58,320

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	0	242,002
Investments in Affiliates	1,874	(19)
Exchange-traded or centrally cleared financial derivative instruments	16	(935)
Over the counter financial derivative instruments	162	(10,287)
Short sales	0	197
Foreign currency assets and liabilities	2	97
Net Change in Unrealized Appreciation	2,054	231,055
Net Gain	805	289,375

Net Increase in Net Assets Resulting from Operations	$1,652	$307,035

* Foreign tax withholdings - Dividends	$0	$1,518

SEMIANNUAL REPORT	DECEMBER 31, 2013	41

Statements of Changes in Net Assets

	PIMCO Dividend and Income Builder Fund		PIMCO EqS® Dividend Fund		PIMCO EqS® Emerging Markets Fund		PIMCO EqS® Long/Short Fund

(Amounts in thousands)	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$6,410	$6,920	$7,859	$18,361	$(451)	$8,322	$(4,206)	$3,879
Net realized gain (loss)	1,424	(1,730)	19,927	18,234	(5,394)	627	43,512	15,236
Net change in unrealized appreciation	54,431	7,508	39,203	33,325	36,674	17,587	37,642	21,700
Net increase resulting from operations	62,265	12,698	66,989	69,920	30,829	26,536	76,948	40,815

Distributions to Shareholders:
From net investment income
Institutional Class	(1,228)	(1,472)	(11,173)	(16,060)	0	(5,839)	(2,688)	(1,029)
Class P	(1,716)	(1,556)	(77)	(30)	0	(2)	(663)	(9)
Administrative Class	0	0	0	0	0	(0)^	0	0
Class D	(413)	(604)	(186)	(149)	0	(10)	(316)	(2)
Class A	(3,038)	(1,667)	(972)	(359)	0	(33)	(1,080)	(15)
Class C	(2,218)	(860)	(515)	(161)	0	(6)	(463)	(2)
Class R	(4)	(8)	(2)	(1)	0	(0)^	0	0
From net realized capital gains
Institutional Class	0	(52)	(25,541)	(839)	0	0	(23,512)	0
Class P	0	(48)	(199)	(2)	0	0	(4,678)	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	(28)	(465)	(9)	0	0	(2,765)	0
Class A	0	(60)	(2,702)	(18)	0	0	(8,208)	0
Class C	0	(36)	(1,844)	(7)	0	0	(4,823)	0
Class R	0	(0)^	(5)	(0)^	0	0	0	0

Total Distributions	(8,617)	(6,391)	(43,681)	(17,635)	0	(5,890)	(49,196)	(1,057)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	392,836	333,087	(45,391)	257,478	(106,227)	(29,138)	591,924	138,604

Total Increase (Decrease) in Net Assets	446,484	339,394	(22,083)	309,763	(75,398)	(8,492)	619,676	178,362

Net Assets:
Beginning of period	382,806	43,412	630,413	320,650	510,646	519,138	391,984	213,622
End of period*	$829,290	$382,806	$608,330	$630,413	$435,248	$510,646	$1,011,660	$391,984

* Including undistributed (overdistributed) net investment income of:	$(1,028)	$1,179	$(2,239)	$2,827	$1,213	$1,664	$(4,525)	$4,891

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Emerging Multi-Asset Fund		PIMCO EqS Pathfinder Fund®

(Amounts in thousands)	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$847	$1,478	$17,660	$49,210
Net realized gain (loss)	(1,249)	(886)	58,320	(1,580)
Net change in unrealized appreciation (depreciation)	2,054	(1,976)	231,055	160,637
Net increase (decrease) resulting from operations	1,652	(1,384)	307,035	208,267

Distributions to Shareholders:
From net investment income
Institutional Class	(469)	(773)	(38,137)	(58,239)
Class P	(33)	(47)	(1,112)	(1,444)
Administrative Class	(31)	(2)	0	0
Class D	(89)	(84)	(237)	(632)
Class A	(175)	(327)	(976)	(1,599)
Class C	(53)	(104)	(539)	(920)
Class R	(0)^	(1)	(0)^	(0)^
From net realized capital gains
Institutional Class	0	0	(49,062)	0
Class P	0	0	(1,472)	0
Administrative Class	0	0	0	0
Class D	0	0	(351)	0
Class A	0	0	(1,402)	0
Class C	0	0	(968)	0
Class R	0	0	(0)^	0

Total Distributions	(850)	(1,338)	(94,256)	(62,834)

Portfolio Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(10,460)	14,985	771,417	(411,869)

Net Increase (Decrease) in Net Assets	(9,658)	12,263	984,196	(266,436)

Net Assets:
Beginning of period	63,233	50,970	1,867,574	2,134,010
End of period*	$53,575	$63,233	$2,851,770	$1,867,574

* Including undistributed (overdistributed) net investment income of:	$390	$393	$(8,075)	$15,266

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

SEMIANNUAL REPORT	DECEMBER 31, 2013	43

Statement of Cash Flows

Six Months Ended December 31, 2013
(Amounts in thousands)	PIMCO EqS® Long/Short Fund

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$76,948

Adjustments to reconcile net increase in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(1,785,760)
Proceeds from sales of long-term securities	1,254,649
Proceeds from sales of short-term portfolio investments, net	12,005
(Increase) in deposits with counterparty	(27,915)
Decrease in receivable for investments sold	8,547
(Increase) in interest and dividends receivable	(405)
Decrease in exchange-traded or centrally cleared derivatives	1,034
(Increase) in over the counter derivatives	(578)
(Decrease) in payable for investments purchased	(18,365)
Increase in deposits from counterparty	290
Increase in accrued investment advisory fees	531
Increase in accrued supervisory and administrative fees	251
Increase in accrued distribution fee	71
Increase in accrued servicing fee	54
Increase in reimbursement to PIMCO	1
Proceeds from short sales transactions, net	22,608
Payments on currency transactions	(163)
Net Realized (Gain) Loss
Investments in securities	(50,780)
Investments in Affiliates	27
Exchange-traded or centrally cleared financial derivative instruments	(564)
Over the counter financial derivative instruments	578
Short sales	7,042
Foreign currency	185
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(50,061)
Investments in Affiliates	7
Exchange-traded or centrally cleared financial derivative instruments	3,090
Over the counter financial derivative instruments	472
Short sales	9,121
Foreign currency assets and liabilities	(271)
Net amortization (accretion) on investments	(1)
Net cash (used for) operating activities	(537,352)

Cash flows received from financing activities:
Proceeds from shares sold	611,569
Payments on shares redeemed	(73,964)
Cash dividend paid*	(255)
Net cash received from financing activities	537,350

Net Decrease in Cash and Foreign Currency	(2)

Cash and Foreign Currency:
Beginning of period	3
End of period	$1

* Reinvestment of dividends	$48,941

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$162

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO Dividend and Income Builder Fund

December 31, 2013 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.0%

ASSET-BACKED SECURITIES 1.5%

UNITED STATES 1.5%
Credit Suisse First Boston Mortgage Securities Corp.
0.785% due 01/25/2032	$16	$15
EMC Mortgage Loan Trust
0.815% due 02/25/2041	74	68
GSAMP Trust
0.315% due 12/25/2046	5,279	2,907
HSI Asset Securitization Corp. Trust
0.335% due 12/25/2036	6,565	2,918
JPMorgan Mortgage Acquisition Trust
5.338% due 11/25/2036	200	199
Morgan Stanley Home Equity Loan Trust
0.265% due 12/25/2036	215	120
Residential Asset Securities Corp. Trust
1.050% due 01/25/2034	3,043	2,701
Structured Asset Investment Loan Trust
0.315% due 09/25/2036	5,335	3,951

Total Asset-Backed Securities (Cost $12,686)		12,879

	SHARES
COMMON STOCKS 86.8%

BERMUDA 0.9%

ENERGY 0.9%
Golar LNG Partners LP	245,184	7,417

Total Bermuda		7,417

BRAZIL 5.2%

FINANCIALS 1.4%
BB Seguridade Participacoes S.A.	1,093,708	11,358

INDUSTRIALS 0.9%
Arteris S.A.	932,800	7,532

UTILITIES 2.9%
Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	1,905,148	21,604
Light S.A.	279,200	2,626

		24,230

Total Brazil		43,120

CHINA 1.4%

INDUSTRIALS 1.4%
Guangshen Railway Co. Ltd. ‘H’	8,008,000	3,738
Zhejiang Expressway Co. Ltd. ‘H’	8,006,000	7,600

		11,338

Total China		11,338

CYPRUS 2.5%

ENERGY 2.5%

ProSafe SE	2,666,699	20,631

Total Cyprus		20,631

	SHARES	MARKET VALUE (000S)
FRANCE 3.9%

ENERGY 2.7%
Total S.A.	362,081	$22,224

FINANCIALS 1.2%
CNP Assurances	485,490	9,956

Total France		32,180

HONG KONG 0.5%

INDUSTRIALS 0.5%
Yuexiu Transport Infrastructure Ltd.	7,230,000	3,818

Total Hong Kong		3,818

ITALY 0.9%

INDUSTRIALS 0.9%
Societa Iniziative Autostradali e Servizi SpA	742,496	7,386

Total Italy		7,386

JAPAN 3.0%

TELECOMMUNICATION SERVICES 3.0%
Nippon Telegraph & Telephone Corp.	468,200	25,217

Total Japan		25,217

NETHERLANDS 3.3%

ENERGY 1.4%
Royal Dutch Shell PLC ‘A’	314,789	11,282

FINANCIALS 1.9%
Aegon NV	1,664,240	15,771

Total Netherlands		27,053

PANAMA 0.4%

INDUSTRIALS 0.4%
Copa Holdings S.A. ‘A’	23,588	3,777

Total Panama		3,777

SOUTH AFRICA 3.6%

CONSUMER DISCRETIONARY 0.9%
Imperial Holdings Ltd.	390,572	7,552

HEALTH CARE 0.9%
Life Healthcare Group Holdings Ltd.	1,857,310	7,418

TELECOMMUNICATION SERVICES 1.8%
MTN Group Ltd.	734,952	15,222

Total South Africa		30,192

SPAIN 2.9%

UTILITIES 2.9%
Enagas S.A.	929,667	24,285

Total Spain		24,285

	SHARES	MARKET VALUE (000S)
SWITZERLAND 3.2%

HEALTH CARE 3.2%
Roche Holding AG	94,192	$26,386

Total Switzerland		26,386

TAIWAN 1.4%

INFORMATION TECHNOLOGY 1.4%
Radiant Opto-Electronics Corp.	3,152,590	11,564

Total Taiwan		11,564

THAILAND 0.2%

INDUSTRIALS 0.2%
Bangkok Expressway PCL	1,675,100	1,713

Total Thailand		1,713

TURKEY 1.0%

INDUSTRIALS 1.0%
TAV Havalimanlari Holding A/S	1,113,214	8,015

Total Turkey		8,015

UNITED KINGDOM 10.9%

CONSUMER DISCRETIONARY 1.1%
Marks & Spencer Group PLC	1,263,374	9,072

CONSUMER STAPLES 2.2%
Imperial Tobacco Group PLC	485,639	18,827

FINANCIALS 7.6%
HSBC Holdings PLC	2,730,313	29,963
Intermediate Capital Group PLC	1,457,667	10,164
Standard Chartered PLC	1,004,501	22,688

		62,815

Total United Kingdom		90,714

UNITED STATES 41.6%

CONSUMER DISCRETIONARY 10.2%
AMC Entertainment Holdings, Inc. ‘A’ (a)	198,204	4,073
Coach, Inc.	265,649	14,911
Foot Locker, Inc.	364,969	15,124
General Motors Co. (a)	455,750	18,627
Kohl’s Corp.	298,007	16,912
Staples, Inc.	932,539	14,818

		84,465

CONSUMER STAPLES 2.2%
Walgreen Co.	323,902	18,605

ENERGY 2.3%
Marathon Petroleum Corp.	210,053	19,268

FINANCIALS 10.9%
Apollo Investment Corp.	875,643	7,425
Blackstone Group LP	250,396	7,888

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	45

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

	SHARES	MARKET VALUE (000S)
JPMorgan Chase & Co.	383,411	$22,422
KeyCorp	1,388,015	18,627
Prudential Financial, Inc.	181,580	16,745
Solar Capital Ltd.	574,233	12,949
Solar Senior Capital Ltd.	235,130	4,284

		90,340

HEALTH CARE 3.8%
Medtronic, Inc.	218,739	12,554
Merck & Co., Inc.	376,587	18,848

		31,402

INFORMATION TECHNOLOGY 10.4%
Cisco Systems, Inc.	1,345,553	30,208
Microsoft Corp.	402,284	15,057
Qualcomm, Inc.	349,629	25,960
Western Digital Corp.	178,471	14,974

		86,199

MATERIALS 1.8%
Tronox Ltd. ‘A’	647,006	14,926

Total United States		345,205

Total Common Stocks (Cost $660,184)		720,011

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.9%

AUSTRIA 0.0%

INDUSTRIALS 0.0%
OGX Austria GmbH
8.500% due 06/01/2018 ^	$200	17
8.375% due 04/01/2022 ^	200	17

		34

Total Austria		34

BRAZIL 0.1%

BANKING & FINANCE 0.0%
Banco Votorantim S.A.
5.250% due 02/11/2016	200	208
BM&FBovespa S.A.
5.500% due 07/16/2020	200	211

		419

UTILITIES 0.1%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	400	430

Total Brazil		849

CAYMAN ISLANDS 0.0%

UTILITIES 0.0%
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	180	185

Total Cayman Islands		185

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 0.2%

BANKING & FINANCE 0.1%
Banque PSA Finance S.A.
2.146% due 04/04/2014		$250	$250
BPCE S.A.
12.500% due 09/30/2019 (b)	EUR	300	544
12.500% due 12/31/2049		$100	131
RCI Banque S.A.
4.600% due 04/12/2016		100	106

			1,031

INDUSTRIALS 0.1%
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	200	322

Total France			1,353

GERMANY 0.1%

INDUSTRIALS 0.1%
KP Germany Erste GmbH
11.625% due 07/15/2017		100	159
Orion Engineered Carbons Bondco GmbH
10.000% due 06/15/2018		180	275

			434

Total Germany			434

GUERNSEY, CHANNEL ISLANDS 0.0%

BANKING & FINANCE 0.0%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$375	381

Total Guernsey, Channel Islands			381

IRELAND 0.1%

INDUSTRIALS 0.1%
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	300	449
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		$400	429

			878

UTILITIES 0.0%
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		300	320

Total Ireland			1,198

ITALY 0.1%

BANKING & FINANCE 0.1%
Intesa Sanpaolo SpA
6.500% due 02/24/2021		600	657
3.125% due 01/15/2016		100	102

			759

UTILITIES 0.0%
Telecom Italia SpA
6.375% due 06/24/2019	GBP	150	261

Total Italy			1,020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 0.1%

UTILITIES 0.1%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	300	$415

Total Japan			415

LUXEMBOURG 0.2%

BANKING & FINANCE 0.0%
Fiat Finance & Trade S.A.
7.625% due 09/15/2014		100	143

INDUSTRIALS 0.1%
INEOS Group Holdings S.A.
7.875% due 02/15/2016		135	187
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		$400	423
7.375% due 02/15/2018	EUR	100	146
11.750% due 07/15/2017		100	147

			903

UTILITIES 0.1%
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$200	247

Total Luxembourg			1,293

MEXICO 0.0%

INDUSTRIALS 0.0%
America Movil S.A.B. de C.V.
8.460% due 12/18/2036	MXN	1,000	72
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		$300	45
9.250% due 06/30/2020 ^		100	15
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		300	37

			169

Total Mexico			169

NETHERLANDS 0.2%

BANKING & FINANCE 0.1%
GMAC International Finance BV
7.500% due 04/21/2015	EUR	100	148
Rabobank Group
6.875% due 03/19/2020		400	625

			773

INDUSTRIALS 0.0%
Schaeffler Finance BV
7.750% due 02/15/2017		$100	114
Schaeffler Holding Finance BV
6.875% due 08/15/2018	EUR	100	148
UPC Holding BV
9.875% due 04/15/2018		$100	107

			369

UTILITIES 0.1%
Koninklijke KPN NV
6.125% due 09/14/2018 (b)	EUR	300	435

Total Netherlands			1,577

46	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.0%

BANKING & FINANCE 0.0%
Eksportfinans ASA
1.600% due 03/20/2014	JPY	10,000	$94
3.000% due 11/17/2014		$135	136

			230

Total Norway			230

SOUTH AFRICA 0.1%

INDUSTRIALS 0.1%
AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040		200	156
Foodcorp Pty. Ltd.
8.750% due 03/01/2018	EUR	179	271

			427

Total South Africa			427

SPAIN 0.1%

BANKING & FINANCE 0.1%
Bankia S.A.
0.422% due 01/25/2016		400	530
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		$300	315

			845

INDUSTRIALS 0.0%
Obrascon Huarte Lain S.A.
8.750% due 03/15/2018	EUR	200	307

Total Spain			1,152

UNITED KINGDOM 0.7%

BANKING & FINANCE 0.4%
Barclays Bank PLC
14.000% due 06/15/2019 (b)	GBP	300	663
Co-operative Group Holdings
6.875% due 07/08/2020		200	342
LBG Capital PLC
7.869% due 08/25/2020		100	177
15.000% due 12/21/2019		300	722
Mitchells & Butlers Finance PLC
0.975% due 12/15/2028		176	264
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	313
9.500% due 03/16/2022		$200	235
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	200	334

			3,050

INDUSTRIALS 0.3%
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		$400	435
DFS Furniture Holdings PLC
7.625% due 08/15/2018	GBP	200	355
Enterprise Inns PLC
6.875% due 02/15/2021		200	333
Marstons Issuer PLC
5.641% due 07/15/2035		200	297
Priory Group PLC
8.875% due 02/15/2019		200	344

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spirit Issuer PLC
6.582% due 12/28/2027		$200	$344

			2,108

UTILITIES 0.0%
SSE PLC
5.625% due 10/01/2017 (b)		200	211

Total United Kingdom			5,369

UNITED STATES 0.8%

BANKING & FINANCE 0.3%
American International Group, Inc.
6.765% due 11/15/2017	GBP	100	192
Cantor Fitzgerald LP
7.875% due 10/15/2019		$300	316
Denali Borrower LLC
5.625% due 10/15/2020		500	497
International Lease Finance Corp.
7.125% due 09/01/2018		325	378
SLM Corp.
6.250% due 01/25/2016		200	217
8.450% due 06/15/2018		200	234
Springleaf Finance Corp.
5.400% due 12/01/2015		500	521
6.900% due 12/15/2017		200	219

			2,574

INDUSTRIALS 0.4%
Aleris International, Inc.
7.625% due 02/15/2018		300	319
Altria Group, Inc.
10.200% due 02/06/2039		65	101
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		400	431
CONSOL Energy, Inc.
8.000% due 04/01/2017		100	106
CVS Pass-Through Trust
8.353% due 07/10/2031		91	115
Delta Air Lines Pass-Through Trust
4.750% due 11/07/2021		93	99
First Data Corp.
7.375% due 06/15/2019		200	214
HD Supply, Inc.
8.125% due 04/15/2019		100	112
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		300	313
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		500	488
Newfield Exploration Co.
6.875% due 02/01/2020		200	215
Reynolds Group Issuer, Inc.
8.500% due 05/15/2018		100	106
Rockies Express Pipeline LLC
5.625% due 04/15/2020		400	357
6.850% due 07/15/2018		100	98
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		96	105
Vector Group Ltd.
7.750% due 02/15/2021		300	319
Warner Chilcott Co. LLC
7.750% due 09/15/2018		100	109

			3,607

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.1%
MetroPCS Wireless, Inc.	$150	$156
6.250% due 04/01/2021
NGPL PipeCo LLC
9.625% due 06/01/2019	200	196
NRG Energy, Inc.
7.625% due 01/15/2018	100	115
Penn Virginia Corp.
8.500% due 05/01/2020	300	324

		791

Total United States		6,972

VENEZUELA 0.1%

INDUSTRIALS 0.1%
Petroleos de Venezuela S.A.
8.500% due 11/02/2017	600	501

Total Venezuela		501

VIRGIN ISLANDS (BRITISH) 0.0%

INDUSTRIALS 0.0%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	400	326

Total Virgin Islands (British)		326

Total Corporate Bonds & Notes (Cost $23,663)		23,885

	UNITS
EQUITY-LINKED SECURITIES 1.4%

SAUDI ARABIA 1.4%

CONSUMER STAPLES 0.9%
HSBC Bank PLC,
Etihad Etisalat Co. - Exp. 03/30/2015	327,257	7,461

INDUSTRIALS 0.5%
Merrill Lynch International & Co.,
Saudi Airlines Catering Co. - Exp. 04/29/2015	99,758	3,764

Total Equity-Linked Securities (Cost $10,419)		11,225

	PRINCIPAL AMOUNT (000S)
MORTGAGE-BACKED SECURITIES 2.3%

UNITED STATES 2.3%
American Home Mortgage Assets Trust
6.250% due 06/25/2037	$209	133
Banc of America Alternative Loan Trust
6.000% due 04/25/2036	114	102
6.000% due 06/25/2046	139	110
6.000% due 07/25/2046	237	196
Banc of America Funding Corp.
5.359% due 05/20/2036	59	57
6.000% due 08/25/2037 ^	281	243
Banc of America Mortgage Trust
5.616% due 11/20/2046	38	33
6.000% due 10/25/2036 ^	68	60
Bear Stearns Alt-A Trust
2.931% due 05/25/2036	243	142
5.088% due 09/25/2035	166	134

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	47

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036	$323	$259
Chase Mortgage Finance Trust
2.704% due 09/25/2036	124	104
Citigroup Mortgage Loan Trust, Inc.
2.591% due 07/25/2046 ^	31	24
CitiMortgage Alternative Loan Trust
6.000% due 01/25/2037	169	137
Countrywide Alternative Loan Trust
6.000% due 03/25/2036	65	52
6.000% due 05/25/2036	3,504	2,733
6.000% due 05/25/2036 ^	280	226
6.000% due 06/25/2036	313	244
6.000% due 02/25/2037 ^	263	197
6.000% due 03/25/2037 ^	83	67
6.000% due 05/25/2037 ^	26	20
6.000% due 05/25/2037	341	265
6.000% due 06/25/2037 ^	887	752
6.250% due 12/25/2036 ^	55	45
6.500% due 12/25/2036	2,440	1,913
6.500% due 11/25/2037	51	43
Countrywide Home Loan Mortgage Pass-Through Trust
0.665% due 07/25/2037 ^	63	47
5.048% due 09/25/2037 ^	160	142
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 11/25/2035 ^	31	21
6.000% due 01/25/2036	88	68
Credit Suisse Mortgage Capital Certificates
4.839% due 12/29/2037	281	158
CSMC Mortgage-Backed Trust
5.000% due 03/25/2037	8	7
6.500% due 10/25/2021	177	150
6.750% due 08/25/2036 ^	36	27
Deutsche ALT-A Securities, Inc.
0.365% due 02/25/2047	34	28
First Horizon Alternative Mortgage Securities
2.220% due 06/25/2036	886	687
HarborView Mortgage Loan Trust
0.507% due 06/20/2035	8	8
5.329% due 06/19/2036 ^	35	26
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037	36	31
IndyMac Mortgage Loan Trust
2.402% due 06/25/2037	287	156
4.596% due 05/25/2037	198	140
4.643% due 08/25/2035	138	115
4.643% due 08/25/2035^	275	229
JPMorgan Alternative Loan Trust
5.723% due 05/26/2037	157	129
JPMorgan Mortgage Trust
6.500% due 07/25/2036	149	129
Merrill Lynch Mortgage Investors Trust
2.480% due 02/25/2036	19	18
2.948% due 03/25/2036 ^	28	19
Morgan Stanley Mortgage Loan Trust
2.491% due 06/25/2037	859	497
6.000% due 10/25/2037 ^	104	80
RBSSP Resecuritization Trust
8.904% due 06/26/2037	300	177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.565% due 10/25/2045	$211	$159
5.500% due 03/25/2037	1,079	823
6.000% due 08/25/2036	75	57
6.000% due 08/25/2036 ^	174	132
6.250% due 03/25/2037 ^	90	62
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036	26	24
Structured Adjustable Rate Mortgage Loan Trust
3.617% due 10/25/2036	4,804	3,436
Wells Fargo Alternative Loan Trust
2.681% due 07/25/2037	3,216	2,632
6.250% due 11/25/2037 ^	473	429

Total Mortgage-Backed Securities (Cost $18,693)		19,134

MUNICIPAL BONDS & NOTES 0.1%

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	95	74

Total Michigan		74

VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	390	264

Total Virginia		264

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	380	296

Total West Virginia		296

Total Municipal Bonds & Notes (Cost $690)		634

	SHARES
PREFERRED STOCKS 0.1%

UNITED STATES 0.1%

UTILITIES 0.1%
Entergy Louisiana LLC
4.700% due 06/01/2063	25,000	484

Total Preferred Stocks (Cost $481)		484

REAL ESTATE INVESTMENT TRUSTS 2.2%

UNITED STATES 2.2%

FINANCIALS 2.2%
Colony Financial, Inc.	911,055	18,485

Total Real Estate Investment Trusts (Cost $19,198)		18,485

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

SPAIN 0.2%
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	100	$140
4.750% due 06/04/2018		300	425
Autonomous Community of Madrid
5.750% due 02/01/2018		100	153
Autonomous Community of Valencia
3.250% due 07/06/2015		50	70
4.375% due 07/16/2015		200	282

Total Spain			1,070

VENEZUELA 0.0%
Venezuela Government International Bond
7.650% due 04/21/2025		$100	68
7.750% due 10/13/2019		200	150

Total Venezuela			218

Total Sovereign Issues (Cost $1,243)			1,288

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.5%
			3,872

Total Short-Term Instruments (Cost $3,872)			3,872

Total Investments in Securities (Cost $751,129)			811,897

		SHARES
INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%
PIMCO Short-Term Floating NAV Portfolio		1,946,013	19,470

Total Short-Term Instruments (Cost $19,470)			19,470

Total Investments in Affiliates (Cost $19,470)			19,470

Total Investments 100.3% (Cost $770,599)			$831,367

Financial Derivative Instruments (d)(e) 0.1% (Cost or Premiums, net $0)			961

Other Assets and Liabilities, net (0.4%)			(3,038)

Net Assets 100.0%			$829,290

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Perpetual maturity, date shown represents next contractual call date.

48	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$2,100	U.S. Treasury Notes 0.375% due 01/15/2016	$(2,146)	$2,100	$2,100
SSB	0.000%	12/31/2013	01/02/2014	1,772	Fannie Mae 2.200% due 10/17/2022	(1,810)	1,772	1,772

Total Repurchase Agreements						$(3,956)	$3,872	$3,872

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$2,100	$0	$0	$0	$2,100	$(2,146)	$(46)
SSB	1,772	0	0	0	1,772	(1,810)	(38)

Total Borrowings and Other Financing Transactions	$3,872	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
British pound currency March Futures	Short	03/2014	505	$(524)	$0	$(145)
E-mini S&P 500 Index March Futures	Long	03/2014	51	148	16	0
Euro currency March Futures	Short	03/2014	39	(1)	7	0
Mexican peso currency March Futures	Short	03/2014	11	1	1	0
Swiss franc currency March Futures	Short	03/2014	75	18	19	0

Total Futures Contracts				$(358)	$43	$(145)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $1,340 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$43	$0	$43	$0	$(145)	$0	$(145)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	49

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014	$		375		THB	12,079	$0	$(8)
	01/2014		ZAR	64,385	$		6,281	154	0
	02/2014		BRL	9,084			3,822	2	0
	02/2014		EUR	11,512			15,889	52	0
	04/2014		THB	12,079			373	7	0

BRC	02/2014		EUR	1,531			2,092	0	(14)
	02/2014		NOK	25,627			4,215	0	(5)

CBK	01/2014	$		1,329		EUR	965	0	(1)
	01/2014			31		HKD	243	0	0
	02/2014		EUR	965	$		1,328	1	0
	02/2014		NOK	6,226			1,009	0	(16)

DUB	01/2014		HKD	912			118	0	0
	01/2014	$		4,910		TRY	10,141	0	(203)
	01/2014		ZAR	146,429	$		14,354	419	0
	04/2014		TRY	10,141			4,821	206	0

FBF	01/2014		BRL	30,808			13,102	44	0
	01/2014		NOK	73,619			12,124	0	(14)
	01/2014	$		13,141		BRL	30,808	0	(83)
	02/2014		BRL	12,784	$		5,404	29	0

GLM	01/2014			8,611			3,721	71	0
	01/2014		EUR	965			1,309	0	(19)
	01/2014		NOK	25,627			4,196	0	(30)
	01/2014	$		3,676		BRL	8,611	0	(26)

HUS	01/2014		THB	12,078	$		373	6	0

JPM	01/2014		TRY	10,141			4,969	262	0
	01/2014	$		147		HKD	1,139	0	0
	01/2014		ZAR	35,847	$		3,514	103	0

MSC	01/2014		BRL	49,402			21,044	105	0
	01/2014	$		22,271		BRL	51,957	0	(248)
	02/2014		BRL	61,678	$		26,186	252	0
	04/2014		TRY	3,521			1,623	20	0

UAG	01/2014		BRL	7,384			3,147	17	0
	01/2014	$		3,152		BRL	7,384	0	(21)
	01/2014			11,960		NOK	73,619	178	0
	02/2014		NOK	73,619	$		11,946	0	(177)

Total Forward Foreign Currency Contracts								$1,928	$(865)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BOA	$215	$0	$0	$215	$(8)	$0	$0	$(8)	$207	$(870)	$(663)
BRC	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
CBK	1	0	0	1	(17)	0	0	(17)	(16)	0	(16)
DUB	625	0	0	625	(203)	0	0	(203)	422	(310)	112
FBF	73	0	0	73	(97)	0	0	(97)	(24)	(130)	(154)
GLM	71	0	0	71	(75)	0	0	(75)	(4)	0	(4)
HUS	6	0	0	6	0	0	0	0	6	(290)	(284)
JPM	365	0	0	365	(0)	0	0	0	365	(280)	85
MSC	377	0	0	377	(248)	0	0	(248)	129	(3,425)	(3,296)
UAG	195	0	0	195	(198)	0	0	(198)	(3)	0	(3)

Total Over the Counter	$1,928	$0	$0	$1,928	$(865)	$0	$0	$(865)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

50	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$16	$27	$0	$43

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,928	$0	$1,928

	$0	$0	$16	$1,955	$0	$1,971

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$145	$0	$145

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$865	$0	$865

	$0	$0	$0	$1,010	$0	$1,010

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$239	$(2,802)	$0	$(2,563)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$433	$0	$433

	$0	$0	$239	$(2,369)	$0	$(2,130)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$148	$(379)	$0	$(231)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$729	$0	$729

	$0	$0	$148	$350	$0	$498

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Asset-Backed Securities
United States	$0	$12,879	$0	$12,879
Common Stocks
Bermuda
Energy	7,417	0	0	7,417
Brazil
Financials	11,358	0	0	11,358
Industrials	7,532	0	0	7,532
Utilities	21,604	2,626	0	24,230
China
Industrials	0	11,338	0	11,338
Cyprus
Energy	0	20,631	0	20,631
France
Energy	0	22,224	0	22,224

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financials	$0	$9,956	$0	$9,956
Hong Kong
Industrials	0	3,818	0	3,818
Italy
Industrials	0	7,386	0	7,386
Japan
Telecommunication Services	0	25,217	0	25,217
Netherlands
Energy	0	11,282	0	11,282
Financials	0	15,771	0	15,771
Panama
Industrials	3,777	0	0	3,777
South Africa
Consumer Discretionary	0	7,552	0	7,552
Health Care	0	7,418	0	7,418
Telecommunication Services	0	15,222	0	15,222

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	51

Schedule of Investments PIMCO Dividend and Income Builder Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Spain
Utilities	$0	$24,285	$0	$24,285
Switzerland
Health Care	0	26,386	0	26,386
Taiwan
Information Technology	0	11,564	0	11,564
Thailand
Industrials	0	1,713	0	1,713
Turkey
Industrials	0	8,015	0	8,015
United Kingdom
Consumer Discretionary	0	9,072	0	9,072
Consumer Staples	0	18,827	0	18,827
Financials	0	62,815	0	62,815
United States
Consumer Discretionary	84,465	0	0	84,465
Consumer Staples	18,605	0	0	18,605
Energy	19,268	0	0	19,268
Financials	90,340	0	0	90,340
Health Care	31,402	0	0	31,402
Information Technology	86,199	0	0	86,199
Materials	14,926	0	0	14,926
Corporate Bonds & Notes
Austria
Industrials	0	34	0	34
Brazil
Banking & Finance	0	419	0	419
Utilities	0	430	0	430
Cayman Islands
Utilities	0	185	0	185
France
Banking & Finance	0	1,031	0	1,031
Industrials	0	322	0	322
Germany
Industrials	0	434	0	434
Guernsey, Channel Islands
Banking & Finance	0	0	381	381
Ireland
Industrials	0	878	0	878
Utilities	0	320	0	320
Italy
Banking & Finance	0	759	0	759
Utilities	0	261	0	261
Japan
Utilities	0	415	0	415
Luxembourg
Banking & Finance	0	143	0	143
Industrials	0	903	0	903
Utilities	0	247	0	247
Mexico
Industrials	0	169	0	169
Netherlands
Banking & Finance	0	773	0	773
Industrials	0	369	0	369
Utilities	0	435	0	435
Norway
Banking & Finance	0	230	0	230
South Africa
Industrials	0	427	0	427

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Spain
Banking & Finance	$0	$845	$0	$845
Industrials	0	307	0	307
United Kingdom
Banking & Finance	0	3,050	0	3,050
Industrials	0	2,108	0	2,108
Utilities	0	211	0	211
United States
Banking & Finance	0	2,574	0	2,574
Industrials	0	3,403	204	3,607
Utilities	0	791	0	791
Venezuela
Industrials	0	501	0	501
Virgin Islands (British)
Industrials	0	326	0	326
Equity-Linked Securities
Saudi Arabia
Consumer Staples	0	7,461	0	7,461
Industrials	0	3,764	0	3,764
Mortgage-Backed Securities
United States	0	19,134	0	19,134
Municipal Bonds & Notes
Michigan	0	74	0	74
Virginia	0	264	0	264
West Virginia	0	296	0	296
Preferred Stocks
United States
Utilities	484	0	0	484
Real Estate Investment Trusts
United States
Financials	18,485	0	0	18,485
Sovereign Issues
Spain	0	1,070	0	1,070
Venezuela	0	218	0	218
Short-Term Instruments
Repurchase Agreements	0	3,872	0	3,872
	$415,862	$395,450	$585	$811,897

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,470	$0	$0	$19,470

Total Investments	$435,332	$395,450	$585	$831,367

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	43	0	0	43
Over the counter	0	1,928	0	1,928
	$43	$1,928	$0	$1,971

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(145)	0	0	(145)
Over the counter	0	(865)	0	(865)
	$(145)	$(865)	$0	$(1,010)

Totals	$435,230	$396,513	$585	$832,328

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

52	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 06/30/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Guernsey, Channel Islands
Banking & Finance	$0	$388	$(12)	$0	$0	$5	$0	$0	$381	$5
United States
Industrials	206	0	(8)	0	0	6	0	0	204	6

Totals	$206	$388	$(20)	$0	$0	$11	$0	$0	$585	$11

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Guernsey, Channel Islands
Banking & Finance	$381	Third Party Vendor	Broker Quote	101.50
United States
Industrials	204	Third Party Vendor	Broker Quote	107.00-109.00

Total	$585

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	53

Schedule of Investments PIMCO EqS® Dividend Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

COMMON STOCKS 94.7%

BERMUDA 1.0%

ENERGY 1.0%
Golar LNG Partners LP	194,593	$5,886

Total Bermuda		5,886

BRAZIL 5.6%

FINANCIALS 1.5%
BB Seguridade Participacoes S.A.	898,465	9,330

INDUSTRIALS 1.0%
Arteris S.A.	707,900	5,716

UTILITIES 3.1%
Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	1,468,553	16,653
Light S.A.	226,200	2,128

		18,781

Total Brazil		33,827

CHINA 1.5%

INDUSTRIALS 1.5%
Guangshen Railway Co. Ltd. ‘H’	6,096,000	2,845
Zhejiang Expressway Co. Ltd. ‘H’	6,322,000	6,002

Total China		8,847

CYPRUS 2.8%

ENERGY 2.8%
ProSafe SE	2,222,820	17,197

Total Cyprus		17,197

FRANCE 4.3%

ENERGY 3.0%
Total S.A.	294,455	18,073

FINANCIALS 1.3%
CNP Assurances	394,758	8,095

Total France		26,168

HONG KONG 0.5%

INDUSTRIALS 0.5%
Yuexiu Transport Infrastructure Ltd.	5,618,000	2,967

Total Hong Kong		2,967

ITALY 1.0%

INDUSTRIALS 1.0%
Societa Iniziative Autostradali e Servizi SpA	586,891	5,838

Total Italy		5,838

	SHARES	MARKET VALUE (000S)
JAPAN 3.3%

TELECOMMUNICATION SERVICES 3.3%
Nippon Telegraph & Telephone Corp.	373,800	$20,133

Total Japan		20,133

NETHERLANDS 2.6%

ENERGY 0.6%
Royal Dutch Shell PLC ‘A’	101,750	3,646

FINANCIALS 2.0%
Aegon NV	1,311,101	12,425

Total Netherlands		16,071

PANAMA 0.5%

INDUSTRIALS 0.5%
Copa Holdings S.A. ‘A’	18,263	2,924

Total Panama		2,924

SOUTH AFRICA 4.0%

CONSUMER DISCRETIONARY 0.9%
Imperial Holdings Ltd.	290,276	5,613

HEALTH CARE 0.9%
Life Healthcare Group Holdings Ltd.	1,434,281	5,729

TELECOMMUNICATION SERVICES 2.2%
MTN Group Ltd.	636,079	13,174

Total South Africa		24,516

SPAIN 3.0%

UTILITIES 3.0%
Enagas S.A.	708,223	18,500

Total Spain		18,500

SWITZERLAND 3.8%

HEALTH CARE 3.8%
Roche Holding AG	83,469	23,382

Total Switzerland		23,382

TAIWAN 1.4%

INFORMATION TECHNOLOGY 1.4%
Radiant Opto-Electronics Corp.	2,349,360	8,618

Total Taiwan		8,618

THAILAND 0.3%

INDUSTRIALS 0.3%
Bangkok Expressway PCL	1,649,400	1,687

Total Thailand		1,687

	SHARES	MARKET VALUE (000S)
TURKEY 0.9%

INDUSTRIALS 0.9%
TAV Havalimanlari Holding A/S	769,152	$5,538

Total Turkey		5,538

UNITED KINGDOM 12.8%

CONSUMER DISCRETIONARY 1.1%
Marks & Spencer Group PLC	961,283	6,903

CONSUMER STAPLES 2.7%
Imperial Tobacco Group PLC	424,834	16,470

FINANCIALS 9.0%
HSBC Holdings PLC	2,388,349	26,210
Intermediate Capital Group PLC	1,185,257	8,264
Standard Chartered PLC	890,149	20,106

		54,580

Total United Kingdom		77,953

UNITED STATES 45.4%

CONSUMER DISCRETIONARY 10.9%
AMC Entertainment Holdings, Inc. ‘A’ (a)	175,085	3,598
Coach, Inc.	206,614	11,597
Foot Locker, Inc.	290,244	12,028
General Motors Co. (a)	349,181	14,271
Kohl’s Corp.	233,313	13,240
Staples, Inc.	741,094	11,776

		66,510

CONSUMER STAPLES 2.4%
Walgreen Co.	253,520	14,562

ENERGY 2.5%
Marathon Petroleum Corp.	163,413	14,990

FINANCIALS 11.6%
Apollo Investment Corp.	668,751	5,671
Blackstone Group LP	190,817	6,011
JPMorgan Chase & Co.	306,833	17,944
KeyCorp	1,091,922	14,653
Prudential Financial, Inc.	144,353	13,312
Solar Capital Ltd.	443,942	10,011
Solar Senior Capital Ltd.	168,167	3,064

		70,666

HEALTH CARE 4.5%
Medtronic, Inc.	214,888	12,333
Merck & Co., Inc.	297,009	14,865

		27,198

INFORMATION TECHNOLOGY 11.6%
Cisco Systems, Inc.	1,102,353	24,748
Microsoft Corp.	357,000	13,362

54	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
Qualcomm, Inc.	274,399	$20,374
Western Digital Corp.	140,608	11,797

		70,281

MATERIALS 1.9%
Tronox Ltd. ‘A’	513,157	11,839

Total United States		276,046

Total Common Stocks (Cost $504,952)		576,098

	UNITS
EQUITY-LINKED SECURITIES 1.4%

SAUDI ARABIA 1.4%

CONSUMER STAPLES 0.9%
HSBC Bank PLC, Etihad Etisalat Co. - Exp. 03/30/2015	252,593	5,759

INDUSTRIALS 0.5%
Merrill Lynch International & Co., Saudi Airlines Catering Co. - Exp. 04/29/2015	72,168	2,723

Total Equity-Linked Securities (Cost $7,206)		8,482

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.4%

UNITED STATES 2.4%

FINANCIALS 2.4%
Colony Financial, Inc.	706,287	$14,331

Total Real Estate Investment Trusts (Cost $15,671)		14,331

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		1,458

Total Short-Term Instruments (Cost $1,458)		1,458

Total Investments in Securities (Cost $529,287)		600,369

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%
PIMCO Short-Term Floating NAV Portfolio	428,813	$4,290

Total Short-Term Instruments (Cost $4,290)		4,290

Total Investments in Affiliates (Cost $4,290)		4,290

Total Investments 99.4% (Cost $533,577)		$604,659

Financial Derivative Instruments (c)(d) 0.1% (Cost or Premiums, net $0)		865

Other Assets and Liabilities, net 0.5%		2,806

Net Assets 100.0%		$608,330

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$900	U.S. Treasury Notes 0.375% due 01/15/2016	$(920)	$900	$900
SSB	0.000%	12/31/2013	01/02/2014	558	Freddie Mac 2.080% due 10/17/2022	(571)	558	558

Total Repurchase Agreements						$(1,491)	$1,458	$1,458

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$900	$0	$0	$0	$900	$(920)	$(20)
SSB	558	0	0	0	558	(570)	(12)

Total Borrowings and Other Financing Transactions	$1,458	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	55

Schedule of Investments PIMCO EqS® Dividend Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
British pound currency March Futures	Short	03/2014	393	$(434)	$0	$(113)
Swiss franc currency March Futures	Short	03/2014	75	18	19	0

Total Futures Contracts				$(416)	$19	$(113)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $751 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$19	$0	$19	$0	$(113)	$0	$(113)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		EUR	42	$		57	$0	$(1)
	01/2014		ZAR	626			60	0	0
	02/2014		BRL	701			295	0	0
	02/2014		EUR	5,579			7,700	25	0

BRC	02/2014			3,411			4,662	0	(31)
	02/2014	$		4,647		NOK	28,255	6	0

CBK	01/2014		HKD	273	$		35	0	0
	01/2014	$		2,055		EUR	1,493	0	(1)
	02/2014		EUR	1,493	$		2,055	2	0
	02/2014		NOK	5,819			943	0	(15)

DUB	01/2014		HKD	1,646			212	0	0
	01/2014	$		5,906		TRY	12,198	0	(244)
	01/2014		ZAR	207,781	$		20,368	594	0
	04/2014		TRY	12,198			5,799	247	0

FBF	01/2014		BRL	29,321			12,469	42	0
	01/2014		NOK	113,568			18,703	0	(21)
	01/2014		THB	21,432			654	2	0
	01/2014	$		12,508		BRL	29,321	0	(80)
	02/2014		BRL	13,023	$		5,505	30	0

GLM	01/2014		EUR	1,451			1,968	0	(28)
	01/2014	$		4,627		NOK	28,255	32	0

JPM	01/2014		HKD	149	$		19	0	0
	01/2014		TRY	12,198			5,977	315	0
	01/2014	$		212		HKD	1,646	0	0

MSC	01/2014		BRL	44,476	$		18,944	92	0
	01/2014	$		19,740		BRL	46,051	0	(221)
	02/2014		BRL	52,010	$		22,094	226	0

UAG	01/2014			13,800			5,880	31	0
	01/2014	$		5,891		BRL	13,800	0	(42)
	01/2014			18,450		NOK	113,568	274	0
	01/2014			667		THB	21,432	0	(15)
	02/2014		NOK	113,568	$		18,429	0	(273)
	04/2014		THB	21,432			662	13	0

Total Forward Foreign Currency Contracts								$1,931	$(972)

56	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$25	$0	$0	$25	$(1)	$0	$0	$(1)	$24	$0	$24
BRC	6	0	0	6	(31)	0	0	(31)	(25)	0	(25)
CBK	2	0	0	2	(16)	0	0	(16)	(14)	0	(14)
DUB	841	0	0	841	(244)	0	0	(244)	597	(440)	157
FBF	74	0	0	74	(101)	0	0	(101)	(27)	(80)	(107)
GLM	32	0	0	32	(28)	0	0	(28)	4	0	4
JPM	315	0	0	315	0	0	0	0	315	(270)	45
MSC	318	0	0	318	(221)	0	0	(221)	97	(995)	(898)
UAG	318	0	0	318	(330)	0	0	(330)	(12)	0	(12)

Total Over the Counter	$1,931	$0	$0	$1,931	$(972)	$0	$0	$(972)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$19	$0	$19

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,931	$0	$1,931

	$0	$0	$0	$1,950	$0	$1,950

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$113	$0	$113

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$972	$0	$972

	$0	$0	$0	$1,085	$0	$1,085

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$(2,944)	$0	$(2,944)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(50)	$0	$(50)

	$0	$0	$0	$(2,994)	$0	$(2,994)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$(633)	$0	$(633)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$791	$0	$791

	$0	$0	$0	$158	$0	$158

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	57

Schedule of Investments PIMCO EqS® Dividend Fund (Cont.)

December 31, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Common Stocks
Bermuda
Energy	$5,886	$0	$0	$5,886
Brazil
Financials	9,330	0	0	9,330
Industrials	5,716	0	0	5,716
Utilities	16,653	2,128	0	18,781
China
Industrials	0	8,847	0	8,847
Cyprus
Energy	0	17,197	0	17,197
France
Energy	0	18,073	0	18,073
Financials	0	8,095	0	8,095
Hong Kong
Industrials	0	2,967	0	2,967
Italy
Industrials	0	5,838	0	5,838
Japan
Telecommunication Services	0	20,133	0	20,133
Netherlands
Energy	0	3,646	0	3,646
Financials	0	12,425	0	12,425
Panama
Industrials	2,924	0	0	2,924
South Africa
Consumer Discretionary	0	5,613	0	5,613
Health Care	0	5,729	0	5,729
Telecommunication Services	0	13,174	0	13,174
Spain
Utilities	0	18,500	0	18,500
Switzerland
Health Care	0	23,382	0	23,382
Taiwan
Information Technology	0	8,618	0	8,618
Thailand
Industrials	1,687	0	0	1,687
Turkey
Industrials	0	5,538	0	5,538
United Kingdom
Consumer Discretionary	0	6,903	0	6,903
Consumer Staples	0	16,470	0	16,470

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financials	$0	$54,580	$0	$54,580
United States
Consumer Discretionary	66,510	0	0	66,510
Consumer Staples	14,562	0	0	14,562
Energy	14,990	0	0	14,990
Financials	70,666	0	0	70,666
Health Care	27,198	0	0	27,198
Information Technology	70,281	0	0	70,281
Materials	11,839	0	0	11,839
Equity-Linked Securities
Saudi Arabia
Consumer Staples	0	5,759	0	5,759
Industrials	0	2,723	0	2,723
Real Estate Investment Trusts
United States
Financials	14,331	0	0	14,331
Short-Term Instruments
Repurchase Agreements	0	1,458	0	1,458
	$332,573	$267,796	$0	$600,369

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,290	$0	$0	$4,290

Total Investments	$336,863	$267,796	$0	$604,659

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	0	0	19
Over the counter	0	1,931	0	1,931
	$19	$1,931	$0	$1,950

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(113)	0	0	(113)
Over the counter	0	(972)	0	(972)
	$(113)	$(972)	$0	$(1,085)

Totals	$336,769	$268,755	$0	$605,524

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqS® Emerging Markets Fund

December 31, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.3%

COMMON STOCKS 79.2%

AUSTRALIA 1.6%

MATERIALS 1.6%
Iluka Resources Ltd.	893,418	$6,923

Total Australia		6,923

BERMUDA 1.1%

ENERGY 1.1%
Seadrill Ltd.	115,528	4,735

Total Bermuda		4,735

BRAZIL 9.0%

CONSUMER DISCRETIONARY 1.2%
Anhanguera Educacional Participacoes S.A.	550,800	3,479
Via Varejo S.A. (a)	176,398	1,880

		5,359

CONSUMER STAPLES 1.9%
AMBEV S.A. ADR	1,108,149	8,145

FINANCIALS 4.1%
BB Seguridade Participacoes S.A.	608,727	6,321
CETIP S.A. - Mercados Organizados	302,700	3,105
Itau Unibanco Holding S.A. SP - ADR	629,895	8,548

		17,974

UTILITIES 1.8%
Cia de Saneamento Basico do Estado de Sao Paulo SP - ADR	691,730	7,800

Total Brazil		39,278

CAMBODIA 1.8%

CONSUMER DISCRETIONARY 1.8%
NagaCorp Ltd.	7,558,000	8,003

Total Cambodia		8,003

CANADA 0.2%

MATERIALS 0.2%
Turquoise Hill Resources Ltd. (a)	301,029	994

Total Canada		994

CHINA 8.5%

CONSUMER STAPLES 1.1%
Shenguan Holdings Group Ltd.	10,710,000	4,785

ENERGY 2.3%
China Shenhua Energy Co. Ltd. ‘H’	3,235,500	10,260

	SHARES	MARKET VALUE (000S)
FINANCIALS 2.3%
Industrial & Commercial Bank of China Ltd. ‘H’	14,503,000	$9,835

INDUSTRIALS 1.4%
First Tractor Co. Ltd. ‘H’	3,688,000	2,886
Shanghai Electric Group Co. Ltd. ‘H’	8,512,000	3,081

		5,967

INFORMATION TECHNOLOGY 0.7%
Baidu, Inc. SP - ADR (a)	16,543	2,943

MATERIALS 0.7%
China Shanshui Cement Group Ltd.	7,285,000	3,139

Total China		36,929

COLOMBIA 0.5%

ENERGY 0.5%
Ecopetrol S.A. SP - ADR	57,204	2,200

Total Colombia		2,200

CYPRUS 2.3%

INDUSTRIALS 2.3%
Global Ports Investment PLC SP - GDR	269,128	3,763
Globaltrans Investment PLC SP - GDR	382,725	6,085

Total Cyprus		9,848

DENMARK 1.8%

CONSUMER STAPLES 1.8%
Carlsberg A/S ‘B’	69,432	7,683

Total Denmark		7,683

FINLAND 1.1%

MATERIALS 1.1%
Kemira OYJ	282,904	4,736

Total Finland		4,736

HONG KONG 5.7%

CONSUMER DISCRETIONARY 1.0%
Melco Crown Entertainment Ltd. - ADR (a)	113,415	4,448

FINANCIALS 4.5%
AIA Group Ltd.	1,981,784	9,975
China Overseas Land & Investment Ltd.	2,500,000	7,057
Glorious Property Holdings Ltd.	11,934,000	2,577

		19,609

INFORMATION TECHNOLOGY 0.2%
China High Precision Automation Group Ltd.	8,446,000	665

Total Hong Kong		24,722

	SHARES	MARKET VALUE (000S)
INDIA 5.8%

CONSUMER DISCRETIONARY 2.8%
Bajaj Auto Ltd.	108,611	$3,349
Tata Motors Ltd.	1,109,746	6,789
Tata Motors Ltd. SP - ADR	11,011	339
Zee Entertainment Enterprises Ltd.	383,786	1,719

		12,196

FINANCIALS 3.0%
Axis Bank Ltd.	201,874	4,258
Housing Development Finance Corp.	500,894	6,477
Yes Bank Ltd.	375,831	2,261

		12,996

Total India		25,192

INDONESIA 1.4%

CONSUMER DISCRETIONARY 1.4%
Matahari Department Store Tbk PT (a)	6,890,000	6,235

Total Indonesia		6,235

ISRAEL 2.0%

MATERIALS 2.0%
Israel Chemicals Ltd.	1,037,580	8,655

Total Israel		8,655

ITALY 2.0%

CONSUMER DISCRETIONARY 2.0%
Prada SpA	989,200	8,804

Total Italy		8,804

JAPAN 3.7%

CONSUMER DISCRETIONARY 1.2%
Toyota Motor Corp.	87,700	5,348

INDUSTRIALS 2.5%
Mitsubishi Electric Corp.	570,000	7,167
NSK Ltd.	276,000	3,440

		10,607

Total Japan		15,955

KAZAKHSTAN 0.0%

TELECOMMUNICATION SERVICES 0.0%
KCell JSC - GDR	7,409	127

Total Kazakhstan		127

MACAU 1.0%

CONSUMER DISCRETIONARY 1.0%
Wynn Macau Ltd.	986,000	4,488

Total Macau		4,488

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	59

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MEXICO 1.9%

FINANCIALS 1.9%
Bolsa Mexicana de Valores S.A.B. de C.V.	3,621,700	$8,305

Total Mexico		8,305

NORWAY 1.4%

CONSUMER STAPLES 1.4%
Marine Harvest ASA	5,011,401	6,113

Total Norway		6,113

PERU 3.3%

FINANCIALS 2.2%
Credicorp Ltd.	71,484	9,488

MATERIALS 1.1%
Cementos Pacasmayo S.A.A. - ADR	404,836	4,761

Total Peru		14,249

PHILIPPINES 0.9%

UTILITIES 0.9%
First Gen Corp.	13,555,000	3,999

Total Philippines		3,999

RUSSIA 2.6%

TELECOMMUNICATION SERVICES 2.6%
MegaFon OAO - GDR	332,176	11,128

Total Russia		11,128

SOUTH AFRICA 2.0%

CONSUMER STAPLES 1.1%
Tongaat Hulett Ltd.	436,770	4,734

TELECOMMUNICATION SERVICES 0.9%
Vodacom Group Ltd.	298,439	3,784

Total South Africa		8,518

SOUTH KOREA 9.3%

CONSUMER DISCRETIONARY 3.0%
Kia Motors Corp.	246,073	13,104

INFORMATION TECHNOLOGY 4.5%
Samsung Electronics Co. Ltd.	15,247	19,867

MATERIALS 1.8%
POSCO Processing & Service Co. Ltd.	24,820	7,723

Total South Korea		40,694

TAIWAN 3.0%

INFORMATION TECHNOLOGY 3.0%
Chicony Electronics Co. Ltd.	1,735,725	4,370
MediaTek, Inc.	592,000	8,824

Total Taiwan		13,194

	SHARES	MARKET VALUE (000S)
THAILAND 0.7%

FINANCIALS 0.7%
Kasikornbank PCL	601,700	$2,876

Total Thailand		2,876

TURKEY 0.7%

CONSUMER STAPLES 0.7%
Ulker Biskuvi Sanayi A/S	426,969	3,020

Total Turkey		3,020

UNITED KINGDOM 3.9%

CONSUMER STAPLES 1.5%
British American Tobacco PLC	122,587	6,580

ENERGY 1.4%
Afren PLC (a)	2,162,052	6,064

FINANCIALS 1.0%
Standard Chartered PLC	190,644	4,306

Total United Kingdom		16,950

Total Common Stocks (Cost $337,791)		344,553

	UNITS
EQUITY-LINKED SECURITIES 3.0%

CHINA 2.0%

FINANCIALS 2.0%
JPMorgan Chase & Co., Chinese Exchange Basket - Exp. 01/08/2014	117,549	8,968

Total China		8,968

NIGERIA 1.0%

CONSUMER STAPLES 1.0%
HSBC Bank PLC
Guinness Nigeria PLC - Exp. 12/09/2014	562,117	827
Nigerian Breweries PLC - Exp. 12/09/2014	3,066,979	3,208
Merrill Lynch International & Co.
Guinness Nigeria PLC - Exp. 11/10/2014	10,178	15
Nigerian Breweries PLC - Exp. 11/10/2014	251,197	263

Total Nigeria		4,313

Total Equity-Linked Securities (Cost $14,648)		13,281

	SHARES
EXCHANGE-TRADED FUNDS 1.4%

LUXEMBOURG 1.4%
db x-trackers - CSI300 Index ETF	8,424,300	6,105

Total Exchange-Traded Funds (Cost $6,235)		6,105

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 3.0%

BRAZIL 1.8%

CONSUMER STAPLES 1.8%
Cia Brasileira de Distribuicao Grupo Pao de Acucar	176,642	$7,863

Total Brazil		7,863

SOUTH KOREA 1.2%

INFORMATION TECHNOLOGY 1.2%
Samsung Electronics Co. Ltd.	5,248	5,047

Total South Korea		5,047

Total Preferred Stocks (Cost $11,691)		12,910

RIGHTS 0.1%

CANADA 0.1%

MATERIALS 0.1%
Turquoise Hill Resources Ltd. - Exp. 01/07/2014	301,029	289

Total Rights (Cost $684)		289

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (c) 0.0%
		117

U.S. TREASURY BILLS 0.6%
0.104% due 01/02/2014 - 12/11/2014 (b)(f)	$2,414	2,412

Total Short-Term Instruments (Cost $2,529)		2,529

Total Investments in Securities (Cost $373,578)		379,667

	SHARES
INVESTMENTS IN AFFILIATES 12.2%

SHORT-TERM INSTRUMENTS 12.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.2%
PIMCO Short-Term Floating NAV Portfolio	5,322,702	53,254

Total Short-Term Instruments (Cost $53,261)		53,254

Total Investments in Affiliates (Cost $53,261)		53,254

Total Investments 99.5% (Cost $426,839)		$432,921

Financial Derivative Instruments (d)(e) 0.4% (Cost or Premiums, net $(25))		1,949

Other Assets and Liabilities, net 0.1%		378

Net Assets 100.0%		$435,248

60	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, UNITS, AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Security did not produce income within the last twelve months.

(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$117	Freddie Mac 2.080% due 10/17/2022	$(122)	$117	$117

Total Repurchase Agreements						$(122)	$117	$117

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$117	$0	$0	$0	$117	$(122)	$(5)

Prime Brokerage Agreement
FOB	0	0	0	0	0	3	3

Total Borrowings and Other Financing Transactions	$117	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Hang Seng China Enterprises Index January Futures	Long	01/2014	11	$(6)	$5	$(7)
MSCI Taiwan Stock Index January Futures	Long	01/2014	153	101	0	0

Total Futures Contracts				$95	$5	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $242 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$5	$0	$5	$0		$(7)	$0		$(7)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	61

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		HKD	207,480	$		26,761	$4	$0
	01/2014		INR	288,256			4,608	0	(41)
	01/2014		MYR	55,445			17,267	351	0
	01/2014		TWD	1,091,712			36,895	278	0
	01/2014	$		9,534		AUD	10,758	69	0
	01/2014			2,317		HKD	17,958	0	(1)
	01/2014			8,410		TWD	245,488	0	(176)
	01/2014		ZAR	14,500	$		1,439	59	0
	02/2014		AUD	10,758			9,516	0	(69)
	02/2014		DKK	4,806			887	0	0
	02/2014	$		1,507		DKK	8,225	11	0
	04/2014		PEN	12,793	$		4,535	19	0
	04/2014	$		26,764		HKD	207,480	0	(5)
	04/2014			4,503		INR	288,257	51	0
	04/2014			17,186		MYR	55,445	0	(361)
	04/2014			37,745		TWD	1,110,848	0	(404)

BPS	01/2014		COP	5,088,914	$		2,639	3	(1)
	01/2014	$		2,902		COP	5,543,594	0	(30)
	01/2014			6,585		HKD	51,049	0	(2)
	01/2014			940		ZAR	9,744	0	(13)
	02/2014		EUR	451	$		622	1	0
	02/2014		GBP	10,290			16,554	0	(481)
	02/2014		NOK	70,625			11,569	0	(57)
	02/2014	$		3,071		EUR	2,238	8	0
	03/2014			2,464		COP	4,767,672	0	(3)
	03/2014			7,527		MXN	98,637	0	(11)

BRC	01/2014		AUD	10,758	$		9,825	221	0
	01/2014		HKD	2,705			349	0	0
	01/2014		INR	56,979			900	0	(19)
	01/2014		KRW	5,066,233			4,749	0	(56)
	01/2014		PHP	45,186			1,036	16	0
	01/2014		PLN	1,030			336	0	(4)
	01/2014		RUB	32,647			1,007	16	0
	01/2014	$		41		HKD	319	0	0
	01/2014			7,794		PLN	24,345	251	0
	01/2014			3,345		RUB	108,315	0	(57)
	01/2014			337		TWD	9,971	0	(2)
	01/2014			1,199		ZAR	12,288	0	(29)
	02/2014		JPY	1,595,238	$		15,952	801	0
	03/2014		GBP	999			1,628	0	(26)
	04/2014		HKD	52,050			6,714	1	0
	04/2014	$		644		INR	41,142	6	0
	04/2014			3,218		KRW	3,429,744	25	0
	04/2014			423		THB	13,885	0	(3)

CBK	01/2014		PLN	786	$		258	0	(2)
	01/2014		TWD	140,892			4,816	90	0
	01/2014	$		19,070		HKD	147,850	0	(3)
	01/2014			3,242		RUB	104,473	0	(71)
	02/2014		JPY	118,339	$		1,152	28	0
	02/2014	$		1,396		JPY	145,100	0	(17)
	03/2014			645		GBP	395	9	0

DUB	01/2014		BRL	5,910	$		2,532	27	0
	01/2014		TRY	612			298	14	0
	01/2014	$		2,523		BRL	5,910	0	(18)
	01/2014			1,294		CZK	24,764	0	(47)
	01/2014			2,063		KRW	2,198,539	22	0
	01/2014			1,980		RUB	66,152	28	0
	01/2014			96		THB	2,997	0	(5)
	01/2014			862		TRY	1,780	0	(36)
	01/2014			24,127		ZAR	245,802	0	(735)
	02/2014			874		EUR	636	1	0
	02/2014			732		NOK	4,525	13	0
	03/2014		ILS	30,355	$		8,607	0	(126)
	04/2014		TRY	1,780			846	36	0
	04/2014	$		1,645		TRY	3,519	0	(43)

62	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	01/2014		BRL	837	$		357	$3	$0
	01/2014		INR	190,381			3,082	25	(14)
	01/2014		KRW	5,847,914			5,394	0	(152)
	01/2014		MYR	2,102			657	16	0
	01/2014		RUB	30,577			926	0	(2)
	01/2014		THB	9,781			310	13	0
	01/2014	$		371		BRL	837	0	(16)
	01/2014			5,885		INR	381,258	265	0
	01/2014			909		MYR	2,907	0	(22)
	01/2014		ZAR	11,146	$		1,072	11	0
	04/2014		INR	61,627			967	0	(6)
	04/2014		MYR	1,868			570	3	0
	04/2014		PEN	19,225			6,781	1	(6)
	04/2014		TWD	50,541			1,715	16	0

GLM	01/2014		BRL	1,421			607	4	0
	01/2014		COP	454,680			240	5	0
	01/2014	$		599		BRL	1,421	3	0
	01/2014			3,136		RUB	102,304	0	(30)
	01/2014		ZAR	7,328	$		723	26	0
	02/2014		JPY	41,395			398	5	0
	04/2014	$		6,819		CLP	3,676,081	107	0

HUS	01/2014		DKK	44,860	$		8,146	0	(127)
	01/2014		RUB	170,286			5,198	29	0
	01/2014		TRY	846			415	22	0
	01/2014	$		2,616		HKD	20,280	0	(1)
	01/2014			1,946		INR	123,513	46	0
	01/2014			1,186		KRW	1,263,683	12	0
	01/2014			42,636		TWD	1,259,671	0	(386)
	02/2014		EUR	10,775	$		14,857	35	0
	04/2014		HKD	2,322			300	0	0

JPM	01/2014		IDR	20,909,028			1,794	82	0
	01/2014		KRW	194,412			182	0	(2)
	01/2014		MYR	2,282			720	24	0
	01/2014		RUB	185,277			5,639	27	(13)
	01/2014		TRY	322			158	8	0
	01/2014		TWD	60,097			2,056	40	0
	01/2014	$		2,272		CNY	13,936	24	0
	01/2014			491		INR	30,847	7	0
	01/2014			4,408		KRW	4,742,928	90	0
	01/2014			209		MYR	673	0	(4)
	01/2014			25,594		RUB	843,243	16	(12)
	01/2014			450		ZAR	4,530	0	(19)
	01/2014		ZAR	10,274	$		1,036	58	0
	03/2014		IDR	332,280			27	1	0
	04/2014		RUB	852,816			25,495	2	(30)
	04/2014		THB	7,899			242	3	0
	04/2014	$		322		RUB	10,734	0	(1)
	04/2014			1,715		TWD	50,970	0	(2)

MSC	01/2014		BRL	6,436	$		2,739	11	0
	01/2014		HKD	29,131			3,757	1	0
	01/2014	$		2,755		BRL	6,436	0	(27)
	01/2014			240		HKD	1,861	0	0
	01/2014			6,434		RUB	208,037	0	(119)
	02/2014		BRL	6,436	$		2,733	28	0
	02/2014	$		445		BRL	1,054	0	(2)
	03/2014		MXN	10,270	$		786	3	0
	03/2014	$		6,813		MXN	89,996	45	0
	04/2014		HKD	22,596	$		2,915	1	0
	04/2014		PEN	5,117			1,814	8	0

RBC	01/2014	$		1,907		RUB	62,750	0	(2)
	01/2014			620		TWD	18,296	0	(6)
	04/2014		CLP	123,839	$		231	0	(2)
	04/2014		KRW	2,523,395			2,380	0	(6)
	04/2014	$		857		PEN	2,413	0	(5)

SCX	01/2014		KRW	11,488,257	$		10,822	0	(73)
	01/2014	$		3,797		THB	124,402	0	(14)
	02/2014		IDR	332,281	$		28	1	0
	04/2014	$		10,768		KRW	11,488,257	95	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	63

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
UAG	01/2014		CNY	117,019	$		18,972	$0	$(304)
	01/2014		IDR	996,842			90	9	0
	01/2014		KRW	18,996,844			17,692	0	(324)
	01/2014		PHP	8,247			192	6	0
	01/2014		RUB	1,009,072			30,580	0	(52)
	01/2014		THB	117,618			3,658	81	0
	01/2014		TWD	240,726			8,171	97	0
	01/2014	$		16,871		CNY	103,082	109	0
	01/2014			1,238		IDR	14,512,112	0	(49)
	01/2014			30,481		KRW	33,388,511	1,184	0
	01/2014			16,856		MYR	56,250	305	0
	01/2014			1,208		PHP	53,433	0	(2)
	02/2014		BRL	7,294	$		3,106	39	0
	02/2014		IDR	996,841			90	9	0
	04/2014		CNY	103,083			16,863	0	(4)
	04/2014		PHP	53,433			1,210	0	(2)
	04/2014	$		10,769		KRW	11,488,256	93	0
	04/2014			3,634		THB	117,618	0	(72)

Total Forward Foreign Currency Contracts								$5,613	$(4,864)

AS OF DECEMBER 31, 2013, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in HKD		Premiums
Balance at 06/30/2013	0	HKD	110,062	$(108)
Sales	475,546		0	(524)
Closing Buys	(6,533)		0	179
Expirations	(469,013)		(110,062)	453
Exercised	0		0	0

Balance at 12/31/2013	0	HKD	0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value (3)
								Asset	Liability
BPS	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017	$3,100	$(25)	$(66)	$0	$(91)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
JPM	Receive	KOSPI 200 Index	44,136,399	0.000%	03/13/2014	KRW	11,610,845	$101	$101	$0

64	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	Alrosa AO	1,287,800	1-Month USD-LIBOR plus a specified spread	10/28/2014	$1,277		$120	$120	$0
	Receive	NovaTek OAO	591,382	1-Month USD-LIBOR plus a specified spread	10/28/2014	7,199		(27)	0	(27)
DUB	Receive	Petroleo Brasileiro S.A.	722,200	1-Month USD-LIBOR plus a specified spread	04/29/2014	5,011		(106)	0	(106)
	Receive	KCell JSC	20,609	3-Month USD-LIBOR plus a specified spread	08/26/2014	355		(54)	0	(54)
	Receive	Magnitogorsk Iron & Steel Works	1,175,495	3-Month USD-LIBOR plus a specified spread	08/26/2014	3,415		115	115	0
ULO	Receive	Bashneft OAO	420	1-Month USD-LIBOR plus a specified spread	09/23/2014	18		828	828	0
	Receive	Alrosa AO	3,916,338	1-Month USD-LIBOR plus a specified spread	10/02/2014	3,883		364	364	0
	Receive	Bashneft OAO	100,850	1-Month USD-LIBOR plus a specified spread	12/18/2014	6,176		(48)	0	(48)

								$1,192	$1,427	$(235)

Total Swap Agreements							$(25)	$1,227	$1,528	$(326)

(4)

Receive represents that the Fund receives monthly payments for any positive monthly return on the underlying reference. The Fund makes payments for any negative monthly return on such underlying reference. Pay represents that the Fund receives monthly payments for any negative monthly return on the underlying reference. The Fund makes payments for any positive monthly return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(f)	Securities with an aggregate market value of $2,282 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (5)
BOA	$842	$0	$120	$962	$(1,057)	$0	$(27)	$(1,084)	$(122)	$260	$138
BPS	12	0	0	12	(598)	0	(91)	(689)	(677)	611	(66)
BRC	1,337	0	0	1,337	(196)	0	0	(196)	1,141	(1,180)	(39)
CBK	127	0	0	127	(93)	0	0	(93)	34	0	34
DUB	141	0	115	256	(1,010)	0	(160)	(1,170)	(914)	900	(14)
FBF	353	0	0	353	(218)	0	0	(218)	135	0	135
GLM	150	0	0	150	(30)	0	0	(30)	120	0	120
HUS	144	0	0	144	(514)	0	0	(514)	(370)	350	(20)
JPM	382	0	101	483	(83)	0	0	(83)	400	(356)	44
MSC	97	0	0	97	(148)	0	0	(148)	(51)	(289)	(340)
RBC	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)
SCX	96	0	0	96	(87)	0	0	(87)	9	0	9
UAG	1,932	0	0	1,932	(809)	0	0	(809)	1,123	(1,740)	(617)
ULO	0	0	1,192	1,192	0	0	(48)	(48)	1,144	0	1,144

Total Over the Counter	$5,613	$0	$1,528	$7,141	$(4,864)	$0	$(326)	$(5,190)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	65

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$5	$0	$0	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,613	$0	$5,613
Swap Agreements	0	0	1,528	0	0	1,528

	$0	$0	$1,528	$5,613	$0	$7,141

	$0	$0	$1,533	$5,613	$0	$7,146

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$7	$0	$0	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,864	$0	$4,864
Swap Agreements	0	91	235	0	0	326

	$0	$91	$235	$4,864	$0	$5,190

	$0	$91	$242	$4,864	$0	$5,197

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(242)	$0	$0	$(242)
Written Options	0	0	2	0	0	2
Futures	0	0	(744)	0	0	(744)

	$0	$0	$(984)	$0	$0	$(984)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,028)	$0	$(7,028)
Purchased Options	0	0	(209)	0	0	(209)
Written Options	0	0	591	0	0	591
Swap Agreements	0	(16)	3,007	0	0	2,991

	$0	$(16)	$3,389	$(7,028)	$0	$(3,655)

	$0	$(16)	$2,405	$(7,028)	$0	$(4,639)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$95	$0	$0	$95

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,918	$0	$4,918
Written Options	0	0	0	0	423	423
Swap Agreements	0	(24)	3,618	0	0	3,594

	$0	$(24)	$3,618	$4,918	$423	$8,935

	$0	$(24)	$3,713	$4,918	$423	$9,030

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

66	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$6,923	$0	$6,923
Bermuda
Energy	0	4,735	0	4,735
Brazil
Consumer Discretionary	5,359	0	0	5,359
Consumer Staples	8,145	0	0	8,145
Financials	17,974	0	0	17,974
Utilities	3,656	4,144	0	7,800
Cambodia
Consumer Discretionary	0	8,003	0	8,003
Canada
Materials	994	0	0	994
China
Consumer Staples	0	4,785	0	4,785
Energy	0	10,260	0	10,260
Financials	0	9,835	0	9,835
Industrials	0	5,967	0	5,967
Information Technology	2,943	0	0	2,943
Materials	0	3,139	0	3,139
Colombia
Energy	2,200	0	0	2,200
Cyprus
Industrials	9,848	0	0	9,848
Denmark
Consumer Staples	0	7,683	0	7,683
Finland
Materials	0	4,736	0	4,736
Hong Kong
Consumer Discretionary	4,448	0	0	4,448
Financials	0	19,609	0	19,609
Information Technology	0	0	665	665
India
Consumer Discretionary	339	11,857	0	12,196
Financials	0	12,996	0	12,996
Indonesia
Consumer Discretionary	0	6,235	0	6,235
Israel
Materials	0	8,655	0	8,655
Italy
Consumer Discretionary	0	8,804	0	8,804
Japan
Consumer Discretionary	0	5,348	0	5,348
Industrials	0	10,607	0	10,607
Kazakhstan
Telecommunication Services	0	127	0	127
Macau
Consumer Discretionary	0	4,488	0	4,488
Mexico
Financials	8,305	0	0	8,305
Norway
Consumer Staples	0	6,113	0	6,113
Peru
Financials	9,488	0	0	9,488
Materials	4,761	0	0	4,761
Philippines
Utilities	0	3,999	0	3,999

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Russia
Telecommunication Services	$11,128	$0	$0	$11,128
South Africa
Consumer Staples	4,734	0	0	4,734
Telecommunication Services	3,784	0	0	3,784
South Korea
Consumer Discretionary	0	13,104	0	13,104
Information Technology	0	19,867	0	19,867
Materials	0	7,723	0	7,723
Taiwan
Information Technology	0	13,194	0	13,194
Thailand
Financials	0	2,876	0	2,876
Turkey
Consumer Staples	0	3,020	0	3,020
United Kingdom
Consumer Staples	0	6,580	0	6,580
Energy	0	6,064	0	6,064
Financials	0	4,306	0	4,306
Equity-Linked Securities
China
Financials	0	8,968	0	8,968
Nigeria
Consumer Staples	0	4,313	0	4,313
Exchange-Traded Funds
Luxembourg	6,105	0	0	6,105
Preferred Stocks
Brazil
Consumer Staples	0	7,863	0	7,863
South Korea
Information Technology	0	5,047	0	5,047
Rights
Canada
Materials	289	0	0	289
Short-Term Instruments
Repurchase Agreements	0	117	0	117
U.S. Treasury Bills	0	2,412	0	2,412
	$104,500	$274,502	$665	$379,667

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$53,254	$0	$0	$53,254

Total Investments	$157,754	$274,502	$665	$432,921

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5	0	0	5
Over the counter	0	7,141	0	7,141
	$5	$7,141	$0	$7,146

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	0	0	(7)
Over the counter	0	(5,190)	0	(5,190)
	$(7)	$(5,190)	$0	$(5,197)

Totals	$157,752	$276,453	$665	$434,870

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	67

Schedule of Investments PIMCO EqS® Emerging Markets Fund (Cont.)

December 31, 2013 (Unaudited)

There were assets and liabilities valued at $11,814 transferred from Level 2 to Level 1 and assets and liabilities valued at $7,862 transferred from Level 1 to Level 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 06/30/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Common Stocks
Hong Kong	$930	$0	$0	$0	$0	$(265)	$0	$0	$665	$(266)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Common Stocks
Hong Kong
Information Technology	$665	Other Valuation Techniques	(2)		—

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO EqS® Long/Short Fund

December 31, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.5%

COMMON STOCKS 82.5%

CANADA 2.1%

INDUSTRIALS 2.1%
Air Canada ‘A’ (a)	2,100,000	$14,649
Air Canada ‘B’ (a)	1,000,000	6,976

Total Canada		21,625

CHINA 2.1%

INFORMATION TECHNOLOGY 2.1%
Baidu, Inc. SP - ADR (a)	120,000	21,346

Total China		21,346

GERMANY 2.6%

MATERIALS 2.6%
HeidelbergCement AG	347,000	26,349

Total Germany		26,349

GREECE 0.3%

INDUSTRIALS 0.3%
Paragon Shipping, Inc. ‘A’ (a)	163,075	1,200
Safe Bulkers, Inc.	123,810	1,288

Total Greece		2,488

NETHERLANDS 3.3%

INFORMATION TECHNOLOGY 3.3%
NXP Semiconductor NV (a)	720,000	33,070

Total Netherlands		33,070

UNITED STATES 72.1%

CONSUMER DISCRETIONARY 16.7%
Biglari Holdings, Inc. (a)	14,267	7,228
Comcast Corp. ‘A’	1,080,000	56,122
General Motors Co. (a)	1,100,000	44,957
Lowe’s Cos., Inc.	1,230,000	60,947

		169,254

CONSUMER STAPLES 4.2%
Constellation Brands, Inc. ‘A’ (a)	75,000	5,278
Walgreen Co.	650,000	37,336

		42,614

	SHARES	MARKET VALUE (000S)
ENERGY 3.1%
Devon Energy Corp.	510,000	$31,554

FINANCIALS 22.0%
BB&T Corp.	300,000	11,196
Citigroup, Inc.	980,000	51,068
Genworth Financial, Inc. ‘A’ (a)(d)	4,750,000	73,767
JPMorgan Chase & Co.	200,000	11,696
Unum Group	1,000,000	35,080
Walter Investment Management Corp. (a)(d)	1,112,900	39,352

		222,159

HEALTH CARE 9.5%
CareFusion Corp. (a)	350,000	13,937
Catamaran Corp. (a)	290,000	13,769
DaVita HealthCare Partners, Inc. (a)	608,000	38,529
Perrigo Co. PLC	197,000	30,232

		96,467

INDUSTRIALS 5.8%
American Airlines Group, Inc. (a)	520,000	13,130
Baltic Trading Ltd.	300,000	1,932
Iron Mountain, Inc.	880,000	26,708
Spirit Airlines, Inc. (a)	370,000	16,802

		58,572

INFORMATION TECHNOLOGY 10.8%
Apple, Inc.	80,000	44,889
DST Systems, Inc. (d)	630,000	57,166
eBay, Inc. (a)	120,000	6,587

		108,642

Total United States		729,262

Total Common Stocks (Cost $769,106)		834,140

REAL ESTATE INVESTMENT TRUSTS 3.8%

UNITED STATES 3.8%

FINANCIALS 3.8%
American Realty Capital Properties, Inc. (d)	3,000,000	38,580

Total Real Estate Investment Trusts (Cost $38,312)		38,580

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

UNITED STATES 0.0%

FINANCIALS 0.0%
Citigroup, Inc. - Exp. 01/04/2019	10,000	$6

Total Warrants (Cost $7)		6

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		2,085

U.S. TREASURY BILLS 0.0%
0.108% due 11/13/2014 (g)	$270	270

Total Short-Term Instruments (Cost $2,355)		2,355

Total Investments in Securities (Cost $809,780)		875,081

	SHARES
INVESTMENTS IN AFFILIATES 14.9%

SHORT-TERM INSTRUMENTS 14.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.9%
PIMCO Short-Term Floating NAV Portfolio	15,057,241	150,648

Total Short-Term Instruments (Cost $150,654)		150,648

Total Investments in Affiliates (Cost $150,654)		150,648

Total Investments 101.4% (Cost $960,434)		$1,025,729

Securities Sold Short (c) (13.5%) (Proceeds $134,202)		(136,766)

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $882)		(109)

Other Assets and Liabilities, net 12.1%		122,806

Net Assets 100.0%		$1,011,660

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	69

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$2,085	Fannie Mae 2.200% due 10/17/2022	$(2,131)	$2,085	$2,085

Total Repurchase Agreements						$(2,131)	$2,085	$2,085

(1)	Includes accrued interest.

(c)  SHORT SALES:

Description	Shares	Proceeds	Payable for Short Sales (2)
Common Stocks
Argentina
Information Technology
MercadoLibre, Inc.	23,000	$(2,523)	$(2,482)
Canada
Industrials
Ritchie Bros Auctioneers, Inc.	300,000	(5,811)	(6,879)
Switzerland
Energy
Transocean Ltd.	290,000	(13,963)	(14,331)
United States
Consumer Discretionary
Buckle, Inc.	50,000	(2,495)	(2,628)
Cablevision Systems Corp. ‘A’	100,000	(1,647)	(1,793)
Regis Corp.	235,000	(3,432)	(3,410)
Weight Watchers International, Inc.	62,300	(2,000)	(2,052)
Energy
Atwood Oceanics, Inc.	400,000	(20,648)	(21,356)
Diamond Offshore Drilling, Inc.	440,000	(25,031)	(25,045)
National Oilwell Varco, Inc.	30,000	(2,324)	(2,386)
Health Care
Laboratory Corp. of America Holdings	90,000	(8,062)	(8,223)
Quest Diagnostics, Inc.	120,000	(6,314)	(6,425)
Industrials
ADT Corp.	40,000	(1,652)	(1,619)
Joy Global, Inc.	70,000	(3,694)	(4,094)
Information Technology
RealPage, Inc.	370,000	(8,610)	(8,651)
Telecommunication Services
CenturyLink, Inc.	35,000	(1,123)	(1,115)
Real Estate Investment Trusts
United States
Financials
National Retail Properties, Inc.	500,000	(15,864)	(15,165)
Post Properties, Inc.	200,000	(9,009)	(9,112)

Total Short Sales		$(134,202)	$(136,766)

(2)	Market value includes $69 of dividends payable for short sales.

70	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $139,880 and cash of $122,161 have been pledged as collateral as of December 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$2,085	$0	$0	$0	$2,085	$(2,131)	$(46)
FOB	0	0	0	(16,587)	(16,587)	30,837	14,250
GSC	0	0	0	(53,608)	(53,608)	88,829	35,221
MRJ	0	0	0	0	0	1	1
UBS	0	0	0	(66,571)	(66,571)	142,374	75,803

Total Borrowings and Other Financing Transactions	$2,085	$0	$0	$(136,766)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Iron Mountain, Inc.	$ 32.500	01/18/2014	3,500	$460	$285
Put - CBOE Valero Energy Corp.	40.000	01/18/2014	11,953	473	51

Total Purchased Options				$933	$336

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOE Iron Mountain, Inc.	$ 40.000	01/18/2014	3,500	$(51)	$(11)

Total Written Options				$(51)	$(11)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude February Futures	Short	01/2014	160	$(317)	$66	$0
E-mini S&P 500 Index March Futures	Long	03/2014	1,220	(90)	14	(104)
WTI Crude January Futures	Long	01/2014	160	70	0	(139)

Total Futures Contracts				$(337)	$80	$(243)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $350 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$336	$80	$0	$416	$(11)	$(243)	$0	$(254)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	71

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		EUR	11,488	$		15,549	$0	$(255)
	02/2014		CAD	5,687			5,343	0	(6)

BPS	02/2014			14,048			13,198	9	(25)

CBK	01/2014			11,471			10,852	53	0
	01/2014	$		19,290		EUR	14,012	0	(14)
	02/2014		CAD	1,548	$		1,460	4	0
	02/2014		EUR	14,012			19,290	14	0

DUB	02/2014			1,921			2,641	0	(2)

HUS	01/2014			1,102			1,511	0	(5)

RBC	02/2014			2,428			3,342	2	0

UAG	02/2014		CAD	1,112			1,041	0	(5)
	02/2014		EUR	1,215			1,674	2	0

WST	01/2014			1,422			1,913	0	(43)

Total Forward Foreign Currency Contracts								$84	$(355)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Premiums
Balance at 06/30/2013	0	$0
Sales	211,530	(5,214)
Closing Buys	(199,600)	3,900
Expirations	(6,430)	1,085
Exercised	(2,000)	178

Balance at 12/31/2013	3,500	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(g)	Securities with an aggregate market value of $270 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(261)	$0	$0	$(261)	$(261)	$270	$9
BPS	9	0	0	9	(25)	0	0	(25)	(16)	0	(16)
CBK	71	0	0	71	(14)	0	0	(14)	57	0	57
DUB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
HUS	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
MSC	0	0	0	0	0	0	0	0	0	(290)	(290)
RBC	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
UAG	2	0	0	2	(5)	0	0	(5)	(3)	0	(3)
WST	0	0	0	0	(43)	0	0	(43)	(43)	0	(43)

Total Over the Counter	$84	$0	$0	$84	$(355)	$0	$0	$(355)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

72	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$336	$0	$0	$336
Futures	66	0	14	0	0	80

	$66	$0	$350	$0	$0	$416

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$84	$0	$84

	$66	$0	$350	$84	$0	$500

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$11	$0	$0	$11
Futures	139	0	104	0	0	243

	$139	$0	$115	$0	$0	$254

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$355	$0	$355

	$139	$0	$115	$355	$0	$609

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,614)	$0	$0	$(1,614)
Written Options	0	0	3,424	0	0	3,424
Futures	(79)	0	(1,167)	0	0	(1,246)

	$(79)	$0	$643	$0	$0	$564

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(596)	$0	$(596)
Purchased Options	0	0	6	0	0	6
Written Options	0	0	12	0	0	12

	$0	$0	$18	$(596)	$0	$(578)

	$(79)	$0	$661	$(596)	$0	$(14)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,794)	$0	$0	$(2,794)
Written Options	0	0	41	0	0	41
Futures	(247)	0	(90)	0	0	(337)

	$(247)	$0	$(2,843)	$0	$0	$(3,090)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(472)	$0	$(472)

	$(247)	$0	$(2,843)	$(472)	$0	$(3,562)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	73

Schedule of Investments PIMCO EqS® Long/Short Fund (Cont.)

December 31, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Common Stocks
Canada
Industrials	$21,625	$0	$0	$21,625
China
Information Technology	21,346	0	0	21,346
Germany
Materials	0	26,349	0	26,349
Greece
Industrials	2,488	0	0	2,488
Netherlands
Information Technology	33,070	0	0	33,070
United States
Consumer Discretionary	169,254	0	0	169,254
Consumer Staples	42,614	0	0	42,614
Energy	31,554	0	0	31,554
Financials	222,159	0	0	222,159
Health Care	96,467	0	0	96,467
Industrials	58,572	0	0	58,572
Information Technology	108,642	0	0	108,642
Real Estate Investment Trusts
United States
Financials	38,580	0	0	38,580
Warrants
United States
Financials	6	0	0	6
Short-Term Instruments
Repurchase Agreements	0	2,085	0	2,085
U.S. Treasury Bills	0	270	0	270
	$846,377	$28,704	$0	$875,081

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$150,648	$0	$0	$150,648

Total Investments	$997,025	$28,704	$0	$1,025,729

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short Sales, at Value - Liabilities
Common Stocks
Argentina
Information Technology	$(2,482)	$0	$0	$(2,482)
Canada
Industrials	(6,879)	0	0	(6,879)
Switzerland
Energy	(14,331)	0	0	(14,331)
United States
Consumer Discretionary	(9,883)	0	0	(9,883)
Energy	(48,787)	0	0	(48,787)
Health Care	(14,648)	0	0	(14,648)
Industrials	(5,713)	0	0	(5,713)
Information Technology	(8,651)	0	0	(8,651)
Telecommunication Services	(1,115)	0	0	(1,115)
Real Estate Investment Trusts
United States
Financials	(24,277)	0	0	(24,277)
	$(136,766)	$0	$0	$(136,766)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	80	336	0	416
Over the counter	0	84	0	84
	$80	$420	$0	$500

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(243)	(11)	0	(254)
Over the counter	0	(355)	0	(355)
	$(243)	$(366)	$0	$(609)

Totals	$860,096	$28,758	$0	$888,854

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

74	PIMCO EQUITY SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund

December 31, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 98.4%

MUTUAL FUNDS (a) 98.2%

UNITED STATES 98.2%
PIMCO Emerging Local Bond Fund	1,503,303	$14,026
PIMCO Emerging Markets Bond Fund	611,508	6,543
PIMCO Emerging Markets Corporate Bond Fund	332,323	3,752
PIMCO EqS® Emerging Markets Fund	3,214,229	28,285

Total Mutual Funds (Cost $55,720)		52,606

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%
PIMCO Short-Term Floating NAV Portfolio	10,153	$102

Total Short-Term Instruments (Cost $102)		102

Total Investments in Affiliates (Cost $55,822)		52,708

Total Investments 98.4% (Cost $55,822)		$52,708

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $79)		113

Other Assets and Liabilities, net 1.4%		754

Net Assets 100.0%		$53,575

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, UNITS, AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 36.000	06/21/2014	1,093	$133	$75

Total Purchased Options				$133	$75

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 31.000	06/21/2014	1,093	$(48)	$(26)

Total Written Options				$(48)	$(26)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2014	6	$4	$2	$0

Total Futures Contracts				$4	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $2 has been pledged as collateral as of December 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Cash of $30 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	75

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$75	$2	$0	$77		$(26)	$0	$0	$(26)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		HKD	933	$		120	$0	$0
	01/2014		MYR	564			176	4	0
	01/2014	$		144		INR	8,980	1	0
	04/2014		INR	8,980	$		140	0	(2)
	04/2014		PEN	520			184	1	0
	04/2014	$		120		HKD	933	0	0
	04/2014			175		MYR	564	0	(4)

BPS	01/2014		COP	628,222	$		329	3	0
	01/2014	$		326		COP	628,222	0	0
	03/2014		COP	628,222	$		325	0	0
	03/2014	$		434		MXN	5,681	0	(1)

BRC	01/2014		BRL	338	$		153	10	0
	01/2014		CZK	14,451			757	29	0
	01/2014		TWD	14,024			481	11	0
	01/2014	$		144		BRL	338	0	(1)
	01/2014		ZAR	2,548	$		245	2	0
	03/2014	$		241		MXN	3,138	0	(2)

CBK	01/2014		HUF	149,344	$		676	0	(14)
	01/2014	$		311		INR	20,189	14	0
	03/2014		EUR	79	$		109	0	0

DUB	01/2014		PHP	1,393			31	0	0
	01/2014	$		70		HKD	543	0	0
	01/2014		ZAR	688	$		70	5	0
	03/2014		ILS	240			68	0	(1)
	04/2014		HKD	3,117			402	0	0
	04/2014	$		31		PHP	1,393	0	0

FBF	01/2014		BRL	1,174	$		501	4	0
	01/2014		IDR	1,368,711			117	5	0
	01/2014	$		500		BRL	1,174	0	(2)

GLM	01/2014			397		ZAR	3,906	0	(25)
	04/2014		CLP	38,048	$		71	0	(1)

JPM	01/2014		IDR	608,316			51	1	0
	01/2014		INR	29,169			460	0	(10)
	01/2014		KRW	279,126			261	0	(4)
	01/2014		RUB	13,078			398	1	0
	01/2014		TRY	220			108	6	0
	01/2014		TWD	26,645			910	16	0
	01/2014	$		3		KRW	2,942	0	0
	01/2014			32		PHP	1,393	0	0
	01/2014			53		PLN	166	2	0
	01/2014			549		RUB	17,961	0	(4)
	03/2014		IDR	608,317	$		50	1	0
	04/2014		RUB	7,734			231	0	0

RBC	01/2014		BRL	836			360	6	0
	01/2014	$		357		BRL	836	0	(3)
	02/2014			357			836	0	(6)

SCX	01/2014		CNY	437	$		71	0	(1)
	01/2014		THB	3,757			115	0	0
	01/2014	$		50		HKD	390	0	0
	01/2014			169		MYR	564	3	0
	02/2014		IDR	608,316	$		51	1	0

UAG	01/2014			456,237			41	4	0
	01/2014		RUB	4,883			148	0	0
	01/2014	$		71		CNY	437	1	0
	01/2014			262		KRW	276,184	0	0

76	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2014	$		117		THB	3,757	0	(3)
	01/2014			1,374		TWD	40,668	0	(10)
	02/2014		IDR	456,238	$		41	4	0
	04/2014		CNY	437			71	0	0
	04/2014		KRW	276,184			261	0	0
	04/2014		THB	3,757			116	2	0
	04/2014		TWD	40,668			1,382	15	0

Total Forward Foreign Currency Contracts								$152	$(94)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Premiums
Balance at 06/30/2013	2,273	$(277)
Sales	1,093	(48)
Closing Buys	(2,273)	277
Expirations	0	0
Exercised	0	0

Balance at 12/31/2013	1,093	$(48)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	South Africa Government International Bond	1.000%	09/20/2014	0.610%	$600	$0	$2	$2	$0

CBK	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	06/20/2014	0.990%	600	(3)	3	0	0
	Turkey Government International Bond	1.000%	09/20/2014	1.216%	600	(1)	0	0	(1)

DUB	Gazprom OAO Via Gaz Capital S.A.	1.000%	06/20/2014	0.742%	1,900	2	1	3	0

FBF	Russia Government International Bond	1.000%	09/20/2015	0.852%	600	0	2	2	0

RYL	China Government International Bond	1.000%	12/20/2016	0.391%	100	(4)	6	2	0

						$(6)	$14	$9	$(1)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	2,000,000	0.000%	03/13/2014	KRW	524,466	$6	$6	$0

TOTAL RETURN SWAPS ON EXCHANGE-TRADED FUNDS

Counterparty	Pay/Receive (4)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	iShares MSCI Emerging Markets Index Fund	22,735	3-Month USD-LIBOR less a specified spread	08/15/2014	$	960	$(10)	$0	$(10)

Total Swap Agreements						$	(6)	$10	$15	$(11)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	77

Consolidated Schedule of Investments PIMCO Emerging Multi-Asset Fund (Cont.)

(4)

Receive represents that the Fund receives monthly payments for any positive monthly return on the underlying reference. The Fund makes payments for any negative monthly return on such underlying reference. Pay represents that the Fund receives monthly payments for any negative monthly return on the underlying reference. The Fund makes payments for any positive monthly return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$6	$0	$8	$14	$(6)	$0	$0	$(6)	$8	$0	$8
BPS	3	0	0	3	(1)	0	(10)	(11)	(8)	0	(8)
BRC	52	0	0	52	(3)	0	0	(3)	49	0	49
CBK	14	0	0	14	(14)	0	(1)	(15)	(1)	0	(1)
DUB	5	0	3	8	(1)	0	0	(1)	7	0	7
FBF	9	0	2	11	(2)	0	0	(2)	9	0	9
GLM	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
JPM	27	0	0	27	(18)	0	0	(18)	9	0	9
RBC	6	0	0	6	(9)	0	0	(9)	(3)	0	(3)
RYL	0	0	2	2	0	0	0	0	2	0	2
SCX	4	0	0	4	(1)	0	0	(1)	3	0	3
UAG	26	0	0	26	(13)	0	0	(13)	13	0	13

Total Over the Counter	$152	$0	$15	$167	$(94)	$0	$(11)	$(105)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$75	$0	$0	$75
Futures	0	0	2	0	0	2

	$0	$0	$77	$0	$0	$77

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$152	$0	$152
Swap Agreements	0	9	6	0	0	15

	$0	$9	$6	$152	$0	$167

	$0	$9	$83	$152	$0	$244

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$26	$0	$0	$26

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94	$0	$94
Swap Agreements	0	1	10	0	0	11

	$0	$1	$10	$94	$0	$105

	$0	$1	$36	$94	$0	$131

78	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(513)	$0	$0	$(513)
Written Options	0	0	264	0	0	264
Futures	0	0	(2)	0	0	(2)

	$0	$0	$(251)	$0	$0	$(251)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(166)	$0	$(166)
Swap Agreements	0	9	29	0	0	38

	$0	$9	$29	$(166)	$0	$(128)

	$0	$9	$(222)	$(166)	$0	$(379)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$130	$0	$0	$130
Written Options	0	0	(118)	0	0	(118)
Futures	0	0	4	0	0	4

	$0	$0	$16	$0	$0	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$157	$0	$157
Swap Agreements	0	9	(4)	0	0	5

	$0	$9	$(4)	$157	$0	$162

	$0	$9	$12	$157	$0	$178

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Mutual Funds
United States	$52,606	$0	$0	$52,606
Short-Term Instruments
Central Funds Used for Cash Management Purposes	102	0	0	102
Total Investments	$52,708	$0	$0	$52,708

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	75	0	77
Over the counter	0	167	0	167
	$2	$242	$0	$244

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(26)	$0	$(26)
Over the counter	0	(105)	0	(105)
	$0	$(131)	$0	$(131)

Totals	$52,710	$111	$0	$52,821

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	79

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund®

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.6%

COMMON STOCKS 93.4%

BELGIUM 1.4%

INDUSTRIALS 1.4%
bpost S.A.	1,991,264	$39,003

Total Belgium		39,003

BERMUDA 3.4%

ENERGY 3.4%
North Atlantic Drilling Ltd.	3,240,558	30,721
Seadrill Ltd.	1,602,717	65,686

Total Bermuda		96,407

BRAZIL 0.7%

FINANCIALS 0.7%
Itau Unibanco Holding S.A. SP - ADR	1,466,517	19,901

Total Brazil		19,901

CANADA 0.8%

ENERGY 0.6%
Cameco Corp.	853,980	17,737

MATERIALS 0.2%
Silver Wheaton Corp.	342,559	6,916

Total Canada		24,653

DENMARK 2.1%

CONSUMER STAPLES 2.1%
Carlsberg A/S ‘B’	553,543	61,252

Total Denmark		61,252

FAROE ISLANDS 0.6%

CONSUMER STAPLES 0.4%
Bakkafrost P/F	732,908	11,513

FINANCIALS 0.2%
BankNordik P/F	236,546	5,560

Total Faeroe Islands		17,073

FRANCE 9.7%

CONSUMER DISCRETIONARY 2.4%
Eutelsat Communications S.A.	1,353,490	42,232
JCDecaux S.A.	630,636	26,035

		68,267

CONSUMER STAPLES 5.3%
Carrefour S.A.	1,765,838	70,092
Danone	1,115,822	80,497

		150,589

	SHARES	MARKET VALUE (000S)
ENERGY 0.9%
Bourbon S.A.	426,363	$11,737
Total S.A.	249,909	15,339

		27,076

UTILITIES 1.1%
Suez Environnement Co.	1,771,625	31,771

Total France		277,703

GERMANY 2.4%

HEALTH CARE 2.1%
Rhoen Klinikum AG	2,033,102	59,449

INDUSTRIALS 0.1%
Kloeckner & Co. SE	326,294	4,477

UTILITIES 0.2%
E.ON SE	280,492	5,186

Total Germany		69,112

HONG KONG 4.2%

CONSUMER DISCRETIONARY 0.5%
Television Broadcasts Ltd.	2,276,400	15,204

FINANCIALS 3.4%
AIA Group Ltd.	15,866,100	79,862
First Pacific Co. Ltd.	15,112,500	17,231

		97,093

INDUSTRIALS 0.3%
Jardine Matheson Holdings Ltd.	79,300	4,154
Jardine Strategic Holdings Ltd.	96,500	3,092

		7,246

Total Hong Kong		119,543

JAPAN 4.7%

CONSUMER DISCRETIONARY 0.7%
Nissan Motor Co. Ltd.	1,179,000	9,880
Toyota Motor Corp.	180,200	10,988

		20,868

CONSUMER STAPLES 0.4%
Kao Corp.	389,700	12,268

INDUSTRIALS 2.3%
FANUC Corp.	291,500	53,415
Komatsu Ltd.	529,600	10,873

		64,288

INFORMATION TECHNOLOGY 1.3%
Nintendo Co. Ltd.	270,442	36,200

Total Japan		133,624

	SHARES	MARKET VALUE (000S)
NETHERLANDS 5.4%

CONSUMER STAPLES 1.6%
Corbion NV	2,137,906	$45,343

ENERGY 0.8%
Royal Dutch Shell PLC ‘A’	635,326	22,769

FINANCIALS 2.3%
ING Groep NV - Dutch Certificate (a)	4,615,818	64,476

INFORMATION TECHNOLOGY 0.7%
Gemalto NV	191,108	21,035

Total Netherlands		153,623

NORWAY 3.5%

CONSUMER STAPLES 2.8%
Marine Harvest ASA	64,550,970	78,741

ENERGY 0.7%
BW LPG Ltd. (a)	2,199,525	20,942

Total Norway		99,683

SINGAPORE 1.0%

FINANCIALS 0.1%
Great Eastern Holdings Ltd.	85,220	1,205

INDUSTRIALS 0.9%
ComfortDelGro Corp. Ltd.	3,450,000	5,516
Keppel Corp. Ltd.	2,375,300	21,099

		26,615

Total Singapore		27,820

SOUTH AFRICA 0.2%

MATERIALS 0.2%
AngloGold Ashanti Ltd. SP - ADR	606,930	7,113

Total South Africa		7,113

SOUTH KOREA 0.2%

CONSUMER DISCRETIONARY 0.2%
GS Home Shopping, Inc.	19,542	5,687

Total South Korea		5,687

SWEDEN 1.3%

INDUSTRIALS 1.3%
Loomis AB ‘B’	1,555,412	36,883

Total Sweden		36,883

SWITZERLAND 6.0%

CONSUMER STAPLES 1.5%
Nestle S.A.	592,511	43,425

FINANCIALS 0.8%
Swiss Re AG	249,878	23,036

80	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.4%
Roche Holding AG	142,258	$39,850

INFORMATION TECHNOLOGY 1.5%
Logitech International S.A.	3,064,335	42,081

MATERIALS 0.8%
Sika AG	6,240	22,236

Total Switzerland		170,628

UNITED KINGDOM 12.2%

CONSUMER STAPLES 8.4%
British American Tobacco PLC	1,610,612	86,448
Imperial Tobacco Group PLC	2,312,762	89,662
Reckitt Benckiser Group PLC	788,914	62,668

		238,778

ENERGY 2.7%
BP PLC	6,630,637	53,735
Ensco PLC ‘A’	402,299	23,004

		76,739

FINANCIALS 1.1%
Barclays PLC	3,408,311	15,412
Prudential PLC	721,364	16,118

		31,530

Total United Kingdom		347,047

UNITED STATES 33.6%

CONSUMER STAPLES 6.3%
Altria Group, Inc.	1,111,768	42,681
Lorillard, Inc.	1,269,354	64,331
Philip Morris International, Inc.	315,485	27,488
Reynolds American, Inc.	549,972	27,493
Wal-Mart Stores, Inc.	220,552	17,355

		179,348

ENERGY 2.6%
Halliburton Co.	424,991	21,568
National Oilwell Varco, Inc.	377,284	30,005
Phillips 66	213,739	16,486
Rentech, Inc. (a)	2,910,142	5,093

		73,152

FINANCIALS 8.9%
Alleghany Corp. (a)	70,250	28,097
Berkshire Hathaway, Inc. ‘B’ (a)	607,993	72,084

	SHARES	MARKET VALUE (000S)
Genworth Financial, Inc. ‘A’ (a)(d)	3,030,714	$47,067
PHH Corp. (a)	581,722	14,165
SLM Corp.	1,507,850	39,626
ViewPoint Financial Group, Inc.	1,133,161	31,105
White Mountains Insurance Group Ltd.	33,870	20,427

		252,571

HEALTH CARE 2.2%
Life Technologies Corp. (a)	169,245	12,829
Merck & Co., Inc.	365,621	18,299
Perrigo Co. PLC	61,618	9,456
Pfizer, Inc.	772,120	23,650

		64,234

INDUSTRIALS 5.1%
3M Co.	447,065	62,701
Brink’s Co.	351,569	12,003
Deere & Co.	441,862	40,355
General Dynamics Corp.	314,650	30,065

		145,124

INFORMATION TECHNOLOGY 8.5%
Apple, Inc.	29,616	16,618
Intel Corp. (d)	3,149,013	81,748
International Business Machines Corp.	238,596	44,753
Microsoft Corp.	2,246,889	84,101
Oracle Corp.	409,663	15,674

		242,894

Total United States		957,323

Total Common Stocks (Cost $2,242,546)		2,664,078

PREFERRED STOCKS 0.2%

BRAZIL 0.2%

FINANCIALS 0.2%
Itau Unibanco Holding S.A.	346,280	4,615

Total Preferred Stocks (Cost $4,350)		4,615

REAL ESTATE INVESTMENT TRUSTS 1.4%

SINGAPORE 0.0%

FINANCIALS 0.0%
Keppel REIT	478,884	450

Total Singapore		450

	SHARES	MARKET VALUE (000S)
UNITED STATES 1.4%

FINANCIALS 1.4%
American Capital Agency Corp.	1,176,896	$22,702
NorthStar Realty Finance Corp.	1,262,235	16,977

Total United States		39,679

Total Real Estate Investment Trusts (Cost $43,272)		40,129

RIGHTS 0.0%

FRANCE 0.0%

HEALTH CARE 0.0%
Sanofi - Exp. 12/31/2020	2,604,991	886

Total Rights (Cost $5,401)		886

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (c) 0.0%
		1,191

U.S. TREASURY BILLS 0.6%
0.118% due 01/23/2014 - 12/11/2014 (b)(f)	$16,757	16,742

Total Short-Term Instruments (Cost $17,931)		17,933

Total Investments in Securities (Cost $2,313,500)		2,727,641

	SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%
PIMCO Short-Term Floating NAV Portfolio	15,213,095	152,207

Total Short-Term Instruments (Cost $152,227)		152,207

Total Investments in Affiliates (Cost $152,227)		152,207

Total Investments 101.0% (Cost $2,465,727)		$2,879,848

Financial Derivative Instruments (e)(f) (0.3%) (Cost or Premiums, net $0)		(9,773)

Other Assets and Liabilities, net (0.7%)		(18,305)

Net Assets 100.0%		$2,851,770

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	81

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

(d)	Securities with an aggregate market value of $103 have been pledged as collateral as of December 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$1,191	Fannie Mae 2.200% due 10/17/2022	$(1,219)	$1,191	$1,191

Total Repurchase Agreements						$(1,219)	$1,191	$1,191

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,191	$0	$0	$0	$1,191	$(1,219)	$(28)

Prime Brokerage Agreement
FOB	0	0	0	0	0	101	101
GSC	0	0	0	0	0	2	2

Total Borrowings and Other Financing Transactions	$1,191	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		AUD	99,987	$		88,616	$0	$(645)
	01/2014		CAD	41,898			39,357	0	(86)
	01/2014		CHF	5,317			5,965	5	0
	01/2014		JPY	12,554,222			121,632	2,419	0
	01/2014		NOK	966,103			159,063	0	(220)
	01/2014	$		71,364		HKD	553,296	0	(9)
	02/2014			88,445		AUD	99,987	647	0
	02/2014			39,326		CAD	41,898	86	0
	02/2014			121,649		JPY	12,554,222	0	(2,422)
	02/2014			571		NOK	3,520	9	0
	04/2014		HKD	553,295	$		71,374	13	0

BPS	01/2014		NOK	169,215			27,683	0	(214)
	01/2014	$		164,227		EUR	119,438	84	0
	01/2014			10,719		GBP	6,556	137	0
	01/2014			1,011		HKD	7,840	0	0
	02/2014		EUR	119,438	$		164,224	0	(85)
	02/2014		GBP	219			357	0	(6)

BRC	01/2014		HKD	42,606			5,496	1	0
	01/2014	$		3,934		EUR	2,903	60	0
	01/2014			121,826		JPY	12,203,522	0	(5,944)
	01/2014			60,336		NOK	368,369	398	0
	02/2014		AUD	6,507	$		5,788	0	(9)
	02/2014		NOK	368,369			60,266	0	(396)
	02/2014		SGD	2,319			1,852	15	0
	04/2014		HKD	23,668			3,052	0	0

82	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	01/2014		CAD	41,898	$		39,345	$0	$(98)
	01/2014		DKK	290,599			52,993	0	(596)
	01/2014		GBP	3,826			6,270	0	(66)
	01/2014		HKD	343,918			44,356	4	0
	01/2014	$		91,250		AUD	99,987	0	(1,989)
	01/2014			118,907		CAD	125,694	0	(579)
	01/2014			17,120		DKK	92,866	6	0
	01/2014			1,134		EUR	836	15	0
	01/2014			2,878		HKD	22,310	0	(1)
	01/2014			909		SEK	5,930	13	0
	02/2014		DKK	92,866	$		17,123	0	(6)
	02/2014		SGD	338			268	0	0
	02/2014	$		39,313		CAD	41,898	99	0
	04/2014		HKD	5,556	$		717	0	0

DUB	01/2014		SEK	33,098			5,045	0	(101)
	01/2014	$		85,853		GBP	52,411	938	0
	01/2014		ZAR	69,593	$		7,115	492	0
	02/2014		GBP	52,411			85,834	0	(938)
	02/2014		JPY	714,200			6,867	84	0
	02/2014		SEK	5,955			928	3	0
	02/2014	$		2,900		GBP	1,771	32	0
	02/2014			377		NOK	2,310	4	0
	03/2014		ILS	3,101	$		879	0	(13)

FBF	01/2014		BRL	62,937			26,866	190	0
	01/2014		EUR	139,570			188,764	0	(3,242)
	01/2014		GBP	55,141			89,298	0	(2,013)
	01/2014		HKD	124,204			16,021	3	0
	01/2014	$		26,816		BRL	62,937	0	(139)
	01/2014			57,444		CHF	51,422	200	0
	02/2014		BRL	62,937	$		26,606	144	0
	02/2014		CHF	51,422			57,460	0	(198)
	02/2014		EUR	866			1,192	0	0
	02/2014		SGD	461			367	2	0

GLM	01/2014		HKD	39,410			5,083	1	0
	01/2014	$		5,277		HKD	40,911	0	(1)
	01/2014			60,025		NOK	368,369	709	0
	02/2014		NOK	368,368	$		59,955	0	(706)
	04/2014		HKD	632			82	0	0

HUS	01/2014			23,542			3,037	1	0
	01/2014		NOK	26,105			4,267	0	(37)
	01/2014	$		11,190		EUR	8,188	74	0
	01/2014			598		HKD	4,634	0	0
	01/2014			3,440		JPY	350,700	0	(110)
	02/2014			468		NOK	2,855	2	0
	04/2014		HKD	4,634	$		598	0	0

JPM	01/2014			25,085			3,236	1	0
	01/2014		PLN	2,574			827	0	(23)
	01/2014	$		17,120		DKK	92,866	5	0
	02/2014		DKK	92,866	$		17,124	0	(6)
	02/2014		NOK	3,520			570	0	(10)
	02/2014	$		1,904		NOK	11,775	35	0

MSC	01/2014		BRL	62,937	$		26,686	10	0
	01/2014		HKD	30,227			3,899	1	0
	01/2014	$		26,866		BRL	62,937	0	(190)
	02/2014		SGD	3,026	$		2,417	19	0

RBC	01/2014		CAD	41,898			39,357	0	(85)
	01/2014	$		2,187		DKK	12,000	26	0
	02/2014			39,326		CAD	41,898	86	0
	02/2014			1,964		EUR	1,427	0	(1)
	03/2014			6,237		ILS	21,823	41	0

RYL	01/2014		CHF	49,869	$		54,871	0	(1,033)
	01/2014	$		4,174		CHF	3,764	46	0
	01/2014			11,161		EUR	8,205	127	0
	01/2014			5,126		NOK	31,730	105	0

UAG	01/2014		KRW	4,966,240	$		4,503	0	(207)
	01/2014		NOK	82,548			13,434	0	(176)
	01/2014	$		17,120		DKK	92,867	6	0
	01/2014			4,712		KRW	4,966,241	0	(2)
	01/2014			60,460		NOK	372,128	894	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	83

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2014	$		3,251		SEK	21,213	$47	$0
	02/2014		DKK	92,867	$		17,123	0	(7)
	02/2014		NOK	368,367			59,775	0	(886)
	02/2014		SGD	7,797			6,258	79	0
	04/2014		KRW	4,966,241			4,689	0	(7)

Total Forward Foreign Currency Contracts								$8,418	$(23,502)

AS OF DECEMBER 31, 2013, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Premiums
Balance at 06/30/2013	13,266	$(258)
Sales	1,995	(88)
Closing Buys	(2,888)	91
Expirations	(12,373)	255
Exercised	0	0

Balance at 12/31/2013	0	$0

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	Hiscox Ltd.	4,889,761	1-Month USD-LIBOR plus a specified spread	09/05/2014	GBP	32,835	$1,967	$1,967	$0
	Receive	Lancashire Holdings Ltd.	4,571,257	1-Month USD-LIBOR plus a specified spread	09/05/2014		35,336	2,920	2,920	0
	Pay	Rentech Nitrogen Partners LP	40,539	1-Month USD-LIBOR plus a specified spread	08/15/2014	$	705	(9)	0	(9)

DUB	Receive	GrainCorp Ltd.	102,109	1-Month AUD-BBR-BBSW plus a specified spread	08/29/2014	AUD	832	399	399	0
	Receive	Cermaq ASA	1,560,943	3-Month NOK-NIBOR plus a specified spread	09/22/2014	NOK	171,704	(536)	0	(536)

JPM	Receive	Veolia Environnement S.A.	939,465	1-Month USD-EURIBOR plus a specified spread	05/07/2014	EUR	10,738	570	570	0

								$5,311	$5,856	$(545)

Total Swap Agreements								$5,311	$5,856	$(545)

(1)

Receive represents that the Fund receives monthly payments for any positive monthly return on the underlying reference. The Fund makes payments for any negative monthly return on such underlying reference. Pay represents that the Fund receives monthly payments for any negative monthly return on the underlying reference. The Fund makes payments for any positive monthly return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(f)	Securities with an aggregate market value of $16,342 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$3,179	$0	$4,887	$8,066	$(3,382)	$0	$(9)	$(3,391)	$4,675	$(4,560)	$115
BPS	221	0	0	221	(305)	0	0	(305)	(84)	0	(84)
BRC	474	0	0	474	(6,349)	0	0	(6,349)	(5,875)	5,468	(407)
CBK	137	0	0	137	(3,335)	0	0	(3,335)	(3,198)	4,045	847
DUB	1,553	0	399	1,952	(1,052)	0	(536)	(1,588)	364	(640)	(276)
FBF	539	0	0	539	(5,592)	0	0	(5,592)	(5,053)	5,681	628
GLM	710	0	0	710	(707)	0	0	(707)	3	0	3
HUS	77	0	0	77	(147)	0	0	(147)	(70)	0	(70)
JPM	41	0	570	611	(39)	0	0	(39)	572	(400)	172
MSC	30	0	0	30	(190)	0	0	(190)	(160)	(1,515)	(1,675)

84	PIMCO EQUITY SERIES	See Accompanying Notes

December 31, 2013 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
RBC	$153	$0	$0	$153	$(86)	$0	$0	$(86)	$67	$0	$67
RYL	278	0	0	278	(1,033)	0	0	(1,033)	(755)	1,011	256
UAG	1,026	0	0	1,026	(1,285)	0	0	(1,285)	(259)	137	(122)

Total Over the Counter	$8,418	$0	$5,856	$14,274	$(23,502)	$0	$(545)	$(24,047)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,418	$0	$8,418
Swap Agreements	0	0	5,856	0	0	5,856

	$0	$0	$5,856	$8,418	$0	$14,274

	$0	$0	$5,856	$8,418	$0	$14,274

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,502	$0	$23,502
Swap Agreements	0	0	545	0	0	545

	$0	$0	$545	$23,502	$0	$24,047

	$0	$0	$545	$23,502	$0	$24,047

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(256)	$0	$0	$(256)
Written Options	0	0	346	0	0	346

	$0	$0	$90	$0	$0	$90

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,090)	$0	$(12,090)
Swap Agreements	0	0	7,797	0	0	7,797

	$0	$0	$7,797	$(12,090)	$0	$(4,293)

	$0	$0	$7,887	$(12,090)	$0	$(4,203)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(730)	$0	$0	$(730)
Written Options	0	0	(205)	0	0	(205)

	$0	$0	$(935)	$0	$0	$(935)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(17,216)	$0	$(17,216)
Swap Agreements	0	0	6,929	0	0	6,929

	$0	$0	$6,929	$(17,216)	$0	$(10,287)

	$0	$0	$5,994	$(17,216)	$0	$(11,222)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	85

Consolidated Schedule of Investments PIMCO EqS Pathfinder Fund® (Cont.)

December 31, 2013 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Common Stocks
Belgium
Industrials	$0	$39,003	$0	$39,003
Bermuda
Energy	30,721	65,686	0	96,407
Brazil
Financials	19,901	0	0	19,901
Canada
Energy	17,737	0	0	17,737
Materials	6,916	0	0	6,916
Denmark
Consumer Staples	0	61,252	0	61,252
Faroe Islands
Consumer Staples	0	11,513	0	11,513
Financials	0	5,560	0	5,560
France
Consumer Discretionary	0	68,267	0	68,267
Consumer Staples	0	150,589	0	150,589
Energy	0	27,076	0	27,076
Utilities	0	31,771	0	31,771
Germany
Health Care	59,449	0	0	59,449
Industrials	0	4,477	0	4,477
Utilities	0	5,186	0	5,186
Hong Kong
Consumer Discretionary	0	15,204	0	15,204
Financials	0	97,093	0	97,093
Industrials	0	7,246	0	7,246
Japan
Consumer Discretionary	0	20,868	0	20,868
Consumer Staples	0	12,268	0	12,268
Industrials	0	64,288	0	64,288
Information Technology	0	36,200	0	36,200
Netherlands
Consumer Staples	0	45,343	0	45,343
Energy	0	22,769	0	22,769
Financials	0	64,476	0	64,476
Information Technology	21,035	0	0	21,035
Norway
Consumer Staples	0	78,741	0	78,741
Energy	20,942	0	0	20,942
Singapore
Financials	0	1,205	0	1,205
Industrials	0	26,615	0	26,615
South Africa
Materials	7,113	0	0	7,113
South Korea
Consumer Discretionary	5,687	0	0	5,687
Sweden
Industrials	0	36,883	0	36,883

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Switzerland
Consumer Staples	$0	$43,425	$0	$43,425
Financials	0	23,036	0	23,036
Health Care	0	39,850	0	39,850
Information Technology	42,081	0	0	42,081
Materials	0	22,236	0	22,236
United Kingdom
Consumer Staples	0	238,778	0	238,778
Energy	23,004	53,735	0	76,739
Financials	0	31,530	0	31,530
United States
Consumer Staples	179,348	0	0	179,348
Energy	73,152	0	0	73,152
Financials	252,571	0	0	252,571
Health Care	64,234	0	0	64,234
Industrials	145,124	0	0	145,124
Information Technology	242,894	0	0	242,894
Preferred Stocks
Brazil
Financials	0	4,615	0	4,615
Real Estate Investment Trusts
Singapore
Financials	0	450	0	450
United States
Financials	39,679	0	0	39,679
Rights
France
Health Care	886	0	0	886
Short-Term Instruments
Repurchase Agreements	0	1,191	0	1,191
U.S. Treasury Bills	0	16,742	0	16,742
	$1,252,474	$1,475,167	$0	$2,727,641

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$152,207	$0	$0	$152,207

Total Investments	$1,404,681	$1,475,167	$0	$2,879,848

Financial Derivative Instruments - Assets
Over the counter	$0	$14,274	$0	$14,274

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(24,047)	$0	$(24,047)

Totals	$1,404,681	$1,465,394	$0	$2,870,075

There were assets and liabilities valued at $60,691 transferred from Level 1 to Level 2 during the period ended December 31, 2013.

86	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

December 31, 2013 (Unaudited)

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on December 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the six funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Dividend and Income Builder Fund and PIMCO EqS® Dividend Fund, are declared and distributed to shareholders annually. Dividends from net investment income, if any, of the PIMCO Dividend and Income Builder Fund and PIMCO EqS® Dividend Fund are declared daily and

SEMIANNUAL REPORT	DECEMBER 31, 2013	87

Notes to Financial Statements (Cont.)

distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and investments in passive foreign investment companies. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask

88	PIMCO EQUITY SERIES

December 31, 2013 (Unaudited)

information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by Funds may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of

SEMIANNUAL REPORT	DECEMBER 31, 2013	89

Notes to Financial Statements (Cont.)

U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are

90	PIMCO EQUITY SERIES

December 31, 2013 (Unaudited)

observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Equity-Linked Securities  A Fund may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, a Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations,

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Notes to Financial Statements (Cont.)

may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

(b) Investments in Affiliates

The PIMCO Emerging Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Multi-Asset Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

PIMCO Emerging Multi-Asset Fund

Underlying PIMCO Funds	Market Value 06/30/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$17,104	$1,737	$(4,078)	$(346)	$(391)	$14,026	$383	$0
PIMCO Emerging Markets Bond Fund	10,024	1,125	(4,269)	(87)	(250)	6,543	482	0
PIMCO Emerging Markets Corporate Bond Fund	2,241	2,554	(1,001)	(66)	24	3,752	129	0
PIMCO EqS® Emerging Markets Fund	32,271	2,744	(8,698)	(523)	2,491	28,285	0	0
PIMCO Short-Term Floating NAV Portfolio	1,723	5,401	(7,022)	0	0	102	1	0
Totals	$63,363	$13,561	$(25,068)	$(1,022)	$1,874	$52,708	$995	$0

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 06/30/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Dividend and Income Builder Fund	$28,734	$217,737	$(227,000)	$1	$(2)	$19,470	$36	$0
PIMCO EqS® Dividend Fund	19,574	163,917	(179,200)	(1)	0	4,290	17	0
PIMCO EqS® Emerging Markets Fund	9,903	224,758	(181,400)	0	(7)	53,254	57	0
PIMCO EqS® Long/Short Fund	136,702	883,880	(869,900)	(27)	(7)	150,648	180	0
PIMCO EqS Pathfinder Fund®	52,498	1,025,799	(926,100)	29	(19)	152,207	200	0

92	PIMCO EQUITY SERIES

December 31, 2013 (Unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Certain Funds may enter into short sales transactions. Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select

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Notes to Financial Statements (Cont.)

sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon

94	PIMCO EQUITY SERIES

December 31, 2013 (Unaudited)

termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities

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Notes to Financial Statements (Cont.)

in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds and/or Acquired Funds in the case of the mutual funds that pursue their investment objective by investing in other mutual funds (“PIMCO Fund of Funds”)) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that Certain Funds invest substantially all of their respective assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Underlying PIMCO Funds”). The risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds or Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds or Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund or Acquired Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds or Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to

96	PIMCO EQUITY SERIES

December 31, 2013 (Unaudited)

which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds or Acquired Funds, which will vary.

Investing in Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business the Underlying PIMCO Funds or Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair the performance of the Fund.

If a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

SEMIANNUAL REPORT	DECEMBER 31, 2013	97

Notes to Financial Statements (Cont.)

Similar to credit risk, a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds). A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) subsequently decreases, the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements   A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is

98	PIMCO EQUITY SERIES

December 31, 2013 (Unaudited)

segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION FOR THE PIMCO EMERGING MULTI-ASSET FUND AND PIMCO EqS PATHFINDER FUND® (“Consolidated Funds”)

PIMCO Cayman Commodity Fund V and VI (each a “Commodity Subsidiary”), Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the Consolidated Funds in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Commodity Subsidiary. The consolidated financial statements include the accounts of the Consolidated Funds and their respective Commodity Subsidiaries. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Consolidated Funds and their respective Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Articles of Association of each Commodity Subsidiary, shares issued by each Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of each of the Commodity Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of each of the Commodity Subsidiaries. See the table below for details regarding the structure, incorporation and relationship of each Commodity Subsidiary to its respective Consolidated Fund (amounts in thousands).

	PIMCO Emerging Multi Asset Fund	PIMCO EqS Pathfinder Fund®
	PIMCO Cayman Commodity Fund V Ltd.	PIMCO Cayman Commodity Fund VI Ltd.
Date of Incorporation	06/06/2011	06/06/2011
Subscription Agreement	07/01/2011	06/20/2011
Fund Net Assets	$53,575	$2,851,770
Subsidiary % of Fund Net Assets	0.0%	0.0%

Subsidiary Financial Statement Information
Total assets	$10	$10
Total liabilities	0	0
Net assets	10	10
Total income	0	0
Net investment income (loss)	0	(90)
Net realized gain (loss)	0	(13,202)
Net change in unrealized appreciation (depreciation)	0	16,466
Increase (decrease) in net assets resulting from operations	0	3,174

SEMIANNUAL REPORT	DECEMBER 31, 2013	99

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Dividend and Income Builder Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqS® Dividend Fund	0.69%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO EqS® Emerging Markets Fund	1.00%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqS® Long/Short Fund	1.04%	0.45%	0.55%	N/A	0.55%	0.55%
PIMCO Emerging Multi-Asset Fund	0.90%	0.45%	0.55%	0.45%	0.55%	0.55%
PIMCO EqS Pathfinder Fund®	0.75%	0.30%	0.40%	N/A	0.40%	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee
Administrative Class	—	0.25%
Class D	—	0.25%
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C Class shares. For the period ended December 31, 2013, the Distributor received $276,443 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive

100	PIMCO EQUITY SERIES

December 31, 2013 (Unaudited)

officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $60,000, plus $4,750 for each Board of Trustees meeting attended in person, $375 ($750 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $7,500 and each other committee chair receives an additional annual retainer of $750.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO has contractually agreed to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Fee Waiver	Date
PIMCO Dividend and Income Builder Fund	0.16%	10/31/2014
PIMCO EqS® Dividend Fund	0.16%	10/31/2014
PIMCO EqS® Emerging Markets Fund	0.20%	10/31/2014
PIMCO EqS® Long/Short Fund(1)	0.09%	10/31/2013
PIMCO EqS Pathfinder Fund®	0.16%	10/31/2014

(1)	The 0.09% advisory fee waiver expired on 10/31/13.

Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by each Fund of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at , were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Dividend and Income Builder Fund	$127
PIMCO EqS® Dividend Fund	174
PIMCO EqS® Emerging Markets Fund	186
PIMCO EqS® Long/Short Fund	264
PIMCO Emerging Multi-Asset Fund	143
PIMCO EqS Pathfinder Fund®	292

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the PIMCO Emerging Multi-Asset Fund are based upon an allocation of the PIMCO Emerging Multi-Asset Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the PIMCO Emerging Multi-Asset Fund’s assets.

PIMCO has contractually agreed, through October 31, 2014, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO

SEMIANNUAL REPORT	DECEMBER 31, 2013	101

Notes to Financial Statements (Cont.)

Emerging Multi-Asset Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fees taken together are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waivers are reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $328,838.

Each Commodity Subsidiary has entered into a separate contract with PIMCO for the management of each Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from each Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by each Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with each Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended December 31, 2013, the Fund below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO EqS Pathfinder Fund®	$90
PIMCO Emerging Multi-Asset Fund	0	*

*	Amount is less than $500

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO EqS® Dividend Fund	$179	$5,917
PIMCO EqS® Long/Short Fund	2,899	0
PIMCO EqS Pathfinder Fund®	1,526	14,723

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

102	PIMCO EQUITY SERIES

December 31, 2013 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013 were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Dividend and Income Builder Fund	$431	$319	$580,463	$184,863
PIMCO EqS® Dividend Fund	0	0	294,107	344,459
PIMCO EqS® Emerging Markets Fund	0	4	129,517	267,870
PIMCO EqS® Long/Short Fund	0	0	2,774,578	2,278,996
PIMCO Emerging Multi-Asset Fund	0	0	8,613	18,651
PIMCO EqS Pathfinder Fund®	500	500	1,096,246	501,779

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Dividend and Income Builder Fund				PIMCO EqS® Dividend Fund (1)				PIMCO EqS® Emerging Markets Fund (2)
	Six Months Ended 12/31/2013		Year Ended 06/30/2013		Six Months Ended 12/31/2013		Year Ended 06/30/2013		Six Months Ended 12/31/2013		Year Ended 06/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,299	$27,659	6,368	$72,769	2,604	$31,775	33,254	$387,790	9,149	$76,339	7,691	$66,152
Class P	4,019	48,657	7,038	81,313	377	4,638	179	2,067	268	2,384	943	8,577
Administrative Class	0	0	0	0	0	0	0	0	0	2	2	13
Class D	1,038	12,594	2,941	33,217	264	3,239	689	7,851	248	2,081	814	7,357
Class A	14,761	178,336	9,803	113,906	2,961	36,414	2,489	29,225	320	2,747	413	3,589
Class C	17,393	209,494	7,557	87,841	2,765	33,844	1,538	18,044	109	935	119	1,036
Class R	14	170	2	23	(1)	0	8	90	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	99	1,218	131	1,511	3,048	36,460	1,442	16,798	0	0	668	5,839
Class P	57	702	63	728	23	275	3	32	0	0	0	2
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	33	406	54	626	55	652	14	158	0	0	1	10
Class A	208	2,573	129	1,493	306	3,655	31	365	0	0	4	32
Class C	129	1,605	49	571	197	2,337	14	164	0	0	1	6
Class R	0	4	1	8	1	7	0	1	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,496)	(17,963)	(1,602)	(18,277)	(14,192)	(173,814)	(16,018)	(191,791)	(21,550)	(183,044)	(12,854)	(112,211)
Class P	(863)	(10,435)	(504)	(5,836)	(180)	(2,189)	(68)	(799)	(484)	(3,973)	(27)	(241)
Administrative Class	0	0	0	0	0	0	0	0	0	(3)	(1)	(6)
Class D	(371)	(4,483)	(1,216)	(14,121)	(67)	(827)	(165)	(1,857)	(245)	(2,104)	(806)	(7,300)
Class A	(2,862)	(34,306)	(1,074)	(12,458)	(766)	(9,464)	(426)	(5,015)	(128)	(1,103)	(201)	(1,683)
Class C	(1,939)	(23,378)	(873)	(9,963)	(1,035)	(12,393)	(479)	(5,645)	(59)	(488)	(37)	(310)
Class R	(1)	(17)	(24)	(264)	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	32,518	$392,836	28,843	$333,087	(3,640)	$(45,391)	22,505	$257,478	(12,372)	$(106,227)	(3,270)	$(29,138)

SEMIANNUAL REPORT	DECEMBER 31, 2013	103

Notes to Financial Statements (Cont.)

	PIMCO EqS® Long/Short Fund (3)				PIMCO Emerging Multi-Asset Fund				PIMCO EqS Pathfinder Fund® (4)
	Six Months Ended 12/31/2013		Year Ended 06/30/2013		Six Months Ended 12/31/2013		Year Ended 06/30/2013		Six Months Ended 12/31/2013		Year Ended 06/30/2013
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	12,440	$150,267	9,876	$99,250	318	$2,808	2,839	$26,656	74,152	$870,845	7,010	$73,964
Class P	8,589	103,520	1,663	17,754	67	588	201	1,874	1,361	15,700	2,524	26,912
Administrative Class	0	0	0	0	11	101	245	2,296	0	0	0	0
Class D	5,525	64,810	1,219	13,332	138	1,193	579	5,376	314	3,581	1,048	11,044
Class A	16,117	190,568	2,511	27,131	280	2,429	657	6,039	1,454	16,880	1,519	16,076
Class C	9,157	107,790	917	9,771	102	879	332	3,041	1,465	16,697	601	6,376
Class R	0	0	0	0	0	0	5	43	1	3	0	3
Issued as reinvestment of distributions
Institutional Class	2,198	26,087	110	1,029	54	469	82	758	7,387	86,726	5,607	57,868
Class P	449	5,314	1	9	4	33	5	47	205	2,400	127	1,307
Administrative Class	0	0	0	0	4	31	0	2	0	0	0	0
Class D	261	3,080	0	2	10	89	9	84	50	587	62	631
Class A	779	9,185	2	15	20	175	35	325	189	2,209	143	1,472
Class C	452	5,275	0	2	6	53	11	101	116	1,324	81	820
Class R	0	0	0	0	0	0	0	1	0	1	0	0
Issued in reorganization Cost of shares redeemed
Institutional Class	(2,555)	(30,450)	(2,145)	(21,301)	(1,370)	(12,015)	(2,169)	(19,712)	(18,645)	(218,830)	(47,263)	(503,207)
Class P	(558)	(6,689)	(251)	(2,460)	(76)	(663)	(205)	(1,899)	(661)	(7,688)	(3,603)	(37,955)
Administrative Class	0	0	0	0	(35)	(297)	(8)	(77)	0	0	0	0
Class D	(1,450)	(16,617)	(107)	(1,098)	(153)	(1,341)	(492)	(4,437)	(457)	(5,192)	(1,296)	(13,691)
Class A	(1,292)	(15,403)	(398)	(4,244)	(408)	(3,562)	(418)	(3,811)	(726)	(8,449)	(3,052)	(32,290)
Class C	(414)	(4,813)	(54)	(588)	(167)	(1,430)	(188)	(1,702)	(475)	(5,377)	(2,031)	(21,199)
Class R	0	0	0	0	0	0	(2)	(20)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	49,698	$591,924	13,344	$138,604	(1,195)	$(10,460)	1,518	$14,985	65,730	$771,417	(38,523)	$(411,869)

(1)	As of December 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 47% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)

As of December 31, 2013, three shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 74% of the Fund, and each of the three shareholders are related parties of the Fund.*

(3)	As of December 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 29% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of December 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 76% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

104	PIMCO EQUITY SERIES

December 31, 2013 (Unaudited)

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of , the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Consolidated Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-lined derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. Note that the loss from the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of December 31, 2013 the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Dividend and Income Builder Fund	$772,263	$67,127	$(8,023)	$59,104
PIMCO EqS® Dividend Fund	535,604	74,727	(5,672)	69,055
PIMCO EqS® Emerging Markets Fund	431,025	31,495	(29,599)	1,896
PIMCO EqS® Long/Short Fund	965,464	65,425	(5,160)	60,265
PIMCO Emerging Multi-Asset Fund	57,114	0	(4,406)	(4,406)
PIMCO EqS Pathfinder Fund®	2,469,176	479,014	(68,342)	410,672

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	DECEMBER 31, 2013	105

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	SCX	Standard Chartered Bank
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	UBS	UBS Securities LLC
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	ULO	UBS AG London
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada	WST	Westpac Banking Corp.
FBF	Credit Suisse International	RYL	Royal Bank of Scotland Group PLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen	THB	Thai Baht
COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	KOSPI	Korea Composite Stock Price Index

Other Abbreviations:
ADR	American Depositary Receipt	GDR	Global Depositary Receipt	REIT	Real Estate Investment Trust
ALT	Alternate Loan Trust	JSC	Joint Stock Company	SP - ADR	Sponsored American Depositary Receipt
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	SP - GDR	Sponsored Global Depositary Receipt
BBSW	Bank Bill Swap Reference Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate	NIBOR	Norway Interbank Offered Rate

106	PIMCO EQUITY SERIES

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

(Unaudited)

On August 14, 2013, the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the Trust’s series (the “Funds”), for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to Fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information regarding PIMCO, information about the personnel providing investment management services and supervisory and administrative services to the Funds and, as available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to a request from counsel to the Trust and the independent Trustees. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 14, 2013 meeting. The independent Trustees also met with counsel to the Trust and independent Trustees on August 5, 2013 to discuss the materials presented.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in PIMCO’s assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted that PIMCO has hired many seasoned equity professionals at senior levels and continues to invest in its global infrastructure. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest between the Funds’ investments and those of other accounts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that

SEMIANNUAL REPORT	DECEMBER 31, 2013	107

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

PIMCO’s collateral management team utilized the counterparty risk system to analyze portfolio level exposure and any applicable collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing the Funds’ recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Additionally, the Trustees considered the recent decline in assets for some of the Funds and the reasons for the decline. Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreements are likely to continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Fund and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements.

The Board considered the terms of Trust’s Supervision and Administration Agreement, under which each Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ performance, as available, for the one-, two-, three-, five-, and ten-year and since inception periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”). The Board noted that, with the exception of the PIMCO Pathfinder Fund® and the PIMCO EqS® Long/Short Fund, long-term performance information was not available due to each Fund’s relatively recent commencement of operations. The Board considered each Fund’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 14, 2013 meeting.

The Board noted that, according to Lipper, certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, over the one year period ended May 31, 2013. The Board considered the reasons for these Funds’ underperformance in comparison to their peer groups or benchmark indexes, or both.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees for the Funds, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to the Funds’ investors.

The Board reviewed the advisory fee, supervisory and administrative fee and total expenses of the Funds (each as a percentage of average net

108	PIMCO EQUITY SERIES

(Unaudited)

assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared each Fund’s total expenses to other funds in the Expense Group provided by Lipper and found each Fund’s total expenses to be reasonable. The Board noted that PIMCO had contractually agreed, through October 31, 2013, to reduce its advisory fee by 0.16%, 0.16%, 0.20%, 0.09% and 0.16% of the average daily net assets of the PIMCO Dividend and Income Builder, PIMCO EqS® Dividend, PIMCO EqS® Emerging Markets, PIMCO EqS® Long Short and PIMCO EqS Pathfinder® Funds, respectively.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy and noted that three of the four Funds that have comparable separate account strategies have adviser fees that are lower than the fee charged to the separate account. In cases where the advisory fees for certain separate account clients were lower than those charged to the PIMCO EqS Pathfinder Fund®, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees. At the time that the Board considered the Agreements, PIMCO did not manage any separate accounts with investment strategies similar to those of the PIMCO Emerging Multi-Asset Fund and PIMCO EqS® Long/Short Fund.

The Board considered each Fund’s supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided a broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Fund pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare each Fund’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels, in effect, setting the fees as if a Fund was already at scale.

The Trustees also considered the advisory fees charged to the PIMCO Emerging Multi-Asset Fund, which operates as a fund of funds (the “Fund of Funds”), and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Fund of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Fund of Funds.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees charged by PIMCO, as well as the total expenses of the Funds, are reasonable and renewal of the Agreements would likely benefit the Funds and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Funds during their current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or

SEMIANNUAL REPORT	DECEMBER 31, 2013	109

Approval of Renewal of the Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement (Cont.)

(Unaudited)

waivers, the pricing of the Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if the Funds’ operating costs rise.

The Board concluded that the Funds’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which the affiliates of PIMCO may be compensated under the unified supervisory and administrative fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and that the renewal of the Agreements was in the best interests of the Funds and their shareholders.

110	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series.

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PES4001SAR_123113

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 28, 2014

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: February 27, 2014